Exhibit 10.17

Execution Version

PURCHASE AND SALE AGREEMENT

between

KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH,

a German limited liability company,

for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH

AS SELLER

and

WELLS CORE REIT - 7624/7668 WARREN, LLC,

a Delaware limited liability company

AS PURCHASER

Dated as of April 5, 2011

Table of Contents

		Page

ARTICLE I
DEFINITIONS

Section 1.1.	Defined Terms	6

ARTICLE II
PURCHASE AND SALE

Section 2.1.	Agreement of Purchase and Sale	11

Section 2.2.	Property Defined	12

Section 2.3.	Purchase Price	13

Section 2.4.	Payment of the Purchase Price	13

Section 2.5.	Deposit of Earnest Money	13

Section 2.6.	Escrow Agent	13

Section 2.7.	Independent Contract Consideration	15

ARTICLE III
TITLE AND SURVEY

Section 3.1.	Title and Survey Review	15

Section 3.2.	Conveyance of Title	17

ARTICLE IV
REVIEW OF PROPERTY

Section 4.1.	Deliveries; Property Information	17

Section 4.2.	Right of Inspection	18

Section 4.3.	Environmental Reports	19

Section 4.4.	Tenant Estoppels	20

Section 4.5.	Lease Guarantor Estoppels	20

Section 4.6.	SNDAs	21

Section 4.7.	Consent Under and Termination of Warburg Declaration	21

Section 4.6.	Frisco Bridges Estoppel Certificate	22

Section 4.7.	Duke Bridges Estoppel Certificate	22

Section 4.8.	Cooperation with Purchaser’s Auditors	23

Section 4.9.	Operating Agreements	23

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ARTICLE V
CLOSING

Section 5.1.	Time and Place	24

Section 5.2.	Seller’s Obligations at Closing	24

Section 5.3.	Purchaser’s Obligations at Closing	26

Section 5.4.	Credits and Prorations	27

Section 5.5.	Transaction Taxes and Closing Costs	31

Section 5.6.	Conditions Precedent to the Obligations of Purchaser	32

Section 5.7.	Conditions Precedent to the Obligations of Seller	33

Section 5.8.	Possession; Keys and Records	33

ARTICLE VI
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 6.1.	Representations and Warranties of Seller	33

Section 6.2.	Knowledge Defined	37

Section 6.3.	Survival of Seller’s Representations and Warranties	37

Section 6.4.	Covenants of Seller	38

Section 6.5.	Representations and Warranties of Purchaser	40

Section 6.6.	Survival of Purchaser’s Representations and Warranties	41

Section 6.7.	Knowledge of Purchaser Defined	41

ARTICLE VII
DEFAULT

Section 7.1.	Default by Purchaser	41

Section 7.2.	Default by Seller	41

Section 7.3.	Recoverable Damages	42

ARTICLE VIII
RISK OF LOSS

Section 8.1.	Damage or Destruction	42

Section 8.2.	Condemnation	43

ARTICLE IX
COMMISSIONS

Section 9.1.	Brokerage Commissions	43

ARTICLE X
DISCLAIMERS AND WAIVERS

Section 10.1.	NO RELIANCE ON DOCUMENTS	44

Exhibits

Exhibit A-1	-	Description of Duke Bridges I Project Land
Exhibit A-2	-	Description of Duke Bridges II Project Land
Exhibit B	-	List of Operating Agreements
Exhibit C	-	Permitted Exceptions
Exhibit D	-	List of Deliveries
Exhibit E	-	List of Environmental Reports
Exhibit F-1	-	Form of Tenant Estoppel Certificate – T-Mobile Building I Lease
Exhibit F-2	-	Form of Tenant Estoppel Certificate – T-Mobile Building II Lease
Exhibit F-3	-	Form of Tenant Estoppel Certificate – EFA Lease
Exhibit G	-	Form of Release of Declaration
Exhibit H	-	Form of Special Warranty Deed
Exhibit I	-	Form of Assignment of Contracts
Exhibit J	-	Form of Bill of Sale
Exhibit K	-	Form of Assignment of Leases
Exhibit L	-	Form of Blanket Transfer and Assignment

Exhibit M	-	Form of Tenant Notice Letter
Exhibit N	-	Form of Owner’s Affidavit
Exhibit O	-	Form of Closing Statement
Exhibit P	-	Seller’s Disclosures
Exhibit Q	-	Reserved
Exhibit R	-	List of Tenant Delinquencies
Exhibit S	-	Form of Withholding Escrow Agreement
Exhibit T	-	Schedule of Insurance Coverage Requirements
Exhibit U	-	Schedule of Personal Property
Exhibit V-1	-	Form of Frisco Bridges Estoppel Certificate
Exhibit V-2	-	Frisco Bridges Seller Estoppel
Exhibit W-1	-	Form of Duke Bridges Estoppel Certificate
Exhibit W-2	-	Duke Bridges Seller Estoppel
Exhibit W-3	-	Form of Additional Duke Bridges Estoppel
Exhibit X-1	-	Form of SNDA for T-Mobile Building I Lease
Exhibit X-2	-	Form of SNDA for T-Mobile Building II Lease
Exhibit X-3	-	Form of SNDA for EFA Lease

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT is made as of the 5th day of April, 2011, by and between KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company (“Seller”) for the benefit of the KanAm US Grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH (the “Fund”) and WELLS CORE REIT - 7624/7668 WARREN, LLC, a Delaware limited liability company (“Purchaser”).

ARTICLE I

DEFINITIONS

Section 1.1.    Defined Terms.    The capitalized terms used herein will have the following meanings.

“Access Agreement” shall have the meaning assigned thereto in Section 4.2(f).

“Additional Duke Bridges Estoppel Certificate” shall have the meaning assigned thereto in Section 4.9.

“Affiliate” shall have the meaning assigned thereto in Section 11.3.

“Agreement” shall mean this Purchase and Sale Agreement, together with the exhibits and schedules attached hereto, as the same may be amended, restated, supplemented or otherwise modified.

“Assignment of Contracts” shall have the meaning assigned thereto in Section 5.2(b).

“Assignment of Leases” shall have the meaning assigned thereto in Section 5.2(d).

“Bill of Sale” shall have the meaning assigned thereto in Section 5.2(c).

“Billbacks” shall have the meaning assigned thereto in Section 5.4(b)(vi).

“Billbacks Certificate” shall have the meaning assigned thereto in Section 5.4(b)(vi).

“Blanket Transfer” shall have the meaning assigned thereto in Section 5.2(e).

“Broker” shall have the meaning assigned thereto in Section 5.5(b)(iii).

“Broker Lien Waiver” shall have the meaning assigned thereto in Section 9.1.

“Cap” shall have the meaning assigned thereto in Section 6.3.

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“Certificate Tax Amount” shall have the meaning assigned thereto in Section 6.4(b).

“Closing” shall have the meaning assigned thereto in Section 5.1.

“Closing Date” shall have the meaning assigned thereto in Section 5.1.

“Closing Statement” shall have the meaning assigned thereto in Section 5.2(l).

“Commission Agreement” shall have the meaning assigned thereto in Section 6.1(h).

“Confidential Documents” shall have the meaning assigned thereto in Section 4.2(e).

“DB III Declaration” shall have the meaning assigned thereto in Section 4.9.

“Deliveries” shall have the meaning assigned thereto in Section 4.1(a).

“Deposit” shall have the meaning assigned thereto in Section 2.5.

“Designated Representatives” shall have the meaning assigned thereto in Section 6.2.

“Duke Bridges Declaration” shall have the meaning assigned thereto in Section 4.9.

“Duke Bridges Estoppel Certificate” shall have the meaning assigned thereto in Section 4.9.

“Duke Bridges I Project” shall have the meaning assigned thereto in Section 2.2.

“Duke Bridges II Project” shall have the meaning assigned thereto in Section 2.2.

“EFA” shall mean EFA Processing, L.P., a Texas limited partnership formerly known as EFA Data Processing, L.P.

“EFA Guarantor” shall mean Kenneth Talbert.

“EFA Guaranty” shall mean that certain Unconditional Guaranty of Lease dated September 1, 2006, by EFA Guarantor in favor of Seller (successor in interest to GE Commercial Finance Business Property Corporation, successor in interest to Duke Construction Limited Partnership, successor in interest to Duke Realty Limited Partnership).

“EFA Lease” shall mean that certain Office Lease dated September 1, 2006, between Seller (successor in interest to GE Commercial Finance Business Property Corporation, successor in interest to Duke Construction Limited Partnership, successor in interest to Duke Realty Limited Partnership) and EFA (successor in interest to DebtXS I, LLC, successor in interest to DebtXS L.P.), as amended by First Lease Amendment dated December 20, 2006, as

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supplemented by Letter of Understanding dated December 15, 2006, as supplemented by Side Letter dated March 27, 2008, from Seller to EFA and as assigned by Assignment of Commercial Lease dated July 30, 2009, as subleased in part by Sublease of Premises dated December 22, 2006 with Network Funding, L.P.

“Effective Date” shall have the meaning assigned thereto in Section 11.17.

“Environmental Laws” shall have the meaning assigned thereto in Section 6.1(i).

“Escrow Agent” shall have the meaning assigned thereto in Section 2.5.

“Escrowed Funds” shall have the meaning assigned thereto in Section 6.4(b).

“Existing Environmental Reports” shall have the meaning assigned thereto in Section 6.1(i).

“Existing Survey” shall have the meaning assigned thereto in Section 3.1(b).

“Final Tax Liability” shall have the meaning assigned thereto in Section 6.4(b).

“Financial Institution” shall have the meaning assigned thereto in Section 6.1(m).

“FIRPTA Certificate” shall have the meaning assigned thereto in Section 6.4(b).

“Frisco Bridges Declaration” shall have the meaning assigned thereto in Section 4.8.

“Frisco Bridges Estoppel Certificate” shall have the meaning assigned thereto in Section 4.8.

“Guarantor Estoppel” and “Guarantor Estoppels” shall have the meaning assigned thereto in Section 4.5.

“Hudson Agreement” shall have the meaning assigned thereto in Exhibit B attached hereto.

“Improvements” shall have the meaning assigned thereto in Section 2.1(b).

“Inspections” shall have the meaning assigned thereto in Section 4.2(a).

“Intangibles” shall have the meaning assigned thereto in Section 2.1(e).

“Land” shall have the meaning assigned thereto in Section 2.1(a).

“Leases” shall have the meaning assigned thereto in Section 2.1(d).

“Limitations Period” shall have the meaning assigned thereto in Section 6.3.

“New Survey” shall have the meaning assigned thereto in Section 3.1(b).

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“OFAC” shall have the meaning assigned thereto in Section 6.1(m).

“Office Park Declaration” shall have the meaning assigned thereto in Section 4.9.

“Operating Agreements” shall have the meaning assigned thereto in Section 2.1(e).

“Permitted Exceptions” shall have the meaning assigned thereto in Section 3.1(a).

“Person” shall have the meaning assigned thereto in Section 6.1(m).

“Personal Property” shall have the meaning assigned thereto in Section 2.1(c).

“Project” shall have the meaning assigned thereto in Section 2.2.

“Property” shall have the meaning assigned thereto in Section 2.2.

“Purchase Price” shall have the meaning assigned thereto in Section 2.3.

“Purchaser” shall have the meaning assigned thereto in the Preamble to this Agreement.

“Purchaser Designated Representatives” shall have the meaning assigned thereto in Section 6.7.

“Purchaser Parties” shall have the meaning assigned thereto in Section 4.2(b).

“Real Property” shall have the meaning assigned thereto in Section 2.2.

“Record Date” shall have the meaning assigned thereto in Section 3.1(b).

“Release of Declaration” shall have the meaning assigned thereto in Section 4.7.

“Rents” shall have the meaning assigned thereto in Section 2.1(d).

“Repairs Credit” shall have the meaning assigned thereto in Section 2.3.

“Security Deposits” shall have the meaning assigned thereto in Section 2.1(d).

“SEC” shall have the meaning assigned thereto in Section 4.10.

“Seller” shall have the meaning assigned thereto in the Preamble to this Agreement.

“SNDA” and “SNDAs” shall have the meaning assigned thereto in Section 4.6.

“SNDA Delivery Condition” shall have the meaning assigned thereto in Section 4.6.

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“Special Warranty Deed” shall have the meaning assigned thereto in Section 5.2(a).

“Specially Designated Nationals and Blocked Persons” shall have the meaning assigned thereto in Section 6.1(m).

“Subsequent Exceptions” shall have the meaning assigned thereto in Section 3.1(b).

“Survey Date” shall have the meaning assigned thereto in Section 3.1(b).

“Tenant Estoppel” and “Tenant Estoppels” shall have the meaning assigned thereto in Section 4.4.

“Tenant Notice” shall have the meaning assigned thereto in Section 5.2(f).

“Tenant” and “Tenants” shall mean either T-Mobile or EFA or both, as indicated by the context.

“Title Commitment” shall have the meaning assigned thereto in Section 3.1(b).

“Title Company” shall have the meaning assigned thereto in Section 3.1(b).

“T-Mobile” shall mean T-Mobile West Corporation, a Delaware corporation.

“T-Mobile Building I Guaranty” shall mean that certain Unconditional Guaranty of Lease dated November 2, 2005, by T-Mobile Guarantor in favor of Seller (successor in interest to GE Commercial Finance Business Property Corporation, successor in interest to Duke Construction Limited Partnership, successor in interest to Duke Realty Limited Partnership).

“T-Mobile Building II Guaranty” shall mean that certain Unconditional Guaranty of Lease dated November 2, 2005, by T-Mobile Guarantor in favor of Seller (successor in interest to GE Commercial Finance Business Property Corporation, successor in interest to Duke Construction Limited Partnership, successor in interest to Duke Realty Limited Partnership).

“T-Mobile Building I Lease” shall mean that certain Office Lease dated November 2, 2005, between Seller (successor in interest to GE Commercial Finance Business Property Corporation, successor in interest to Duke Construction Limited Partnership, successor in interest to Duke Realty Limited Partnership) and T-Mobile (successor in interest to T-Mobile Texas, L.P., successor in interest to Voicestream GSM 1 Operating Company, LLC), as evidenced by Memorandum of Lease dated November 4, 2005, as amended by First Lease Amendment dated January 26, 2006, as further amended by Second Lease Amendment dated August 16, 2006, as further amended by Third Lease Amendment dated October 17, 2006, as further amended by Fourth Lease Amendment dated December 21, 2006, as further amended by Fifth Lease Amendment dated August 10, 2007.

“T-Mobile Building II Lease” shall mean that certain Office Lease dated November 2, 2005, between Seller (successor in interest to GE Commercial Finance Business

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Property Corporation, successor in interest to Duke Construction Limited Partnership, successor in interest to Duke Realty Limited Partnership) and T-Mobile (successor in interest to T-Mobile Texas, L.P., successor in interest to Voicestream GSM 1 Operating Company, LLC), as evidenced by Memorandum of Lease dated November 4, 2005, as amended by First Lease Amendment dated August 11, 2006, as further amended by Second Lease Amendment dated November 2, 2006, as supplemented by Side Letter dated January 7, 2008, from Grubb & Ellis Management Services, Inc., as Seller’s property manager, acknowledged by T-Mobile on January 14, 2008.

“T-Mobile Confidentiality Agreement” shall mean that certain Non-Disclosure and Confidentiality Agreement dated January 26, 2011, made by Seller for the benefit of T-Mobile.

“T-Mobile Guarantor” shall mean T-Mobile PCS Holdings, LLC, a Delaware limited liability company.

“U.S. Person” shall have the meaning assigned thereto in Section 6.1(m).

“Updated Commitment” shall have the meaning assigned thereto in Section 3.1(b).

“Updated Survey” shall have the meaning assigned thereto in Section 3.1(b).

“Warburg Declaration” shall have the meaning assigned thereto in Section 4.7.

“Withholding Escrow Agent” shall have the meaning assigned thereto in Section 6.4(b).

“Withholding Escrow Agreement” shall have the meaning assigned thereto in Section 6.4(b).

ARTICLE II

PURCHASE AND SALE

Section 2.1.    Agreement of Purchase and Sale.    Subject to the terms and conditions hereinafter set forth, Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, the following:

(a)      those certain parcels of land located at 7668 and 7624 Warren Parkway, Frisco, Collin County, Texas, as more particularly described respectively on Exhibit A-1 (commonly known as Duke Bridges I) and Exhibit A-2 (commonly known as Duke Bridges II), together with all rights, privileges, easements and appurtenances pertaining to such property, including but not limited to all water rights and mineral rights owned by Seller and all development rights, air rights, reversions or other appurtenances to such property, and any and all right, title and interest of Seller in and to adjacent streets, alleys, easements or rights-of-way (the property described in this clause (a) of this Section 2.1 being herein referred to collectively as the “Land”);

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(b)      all buildings, structures, fixtures, support systems, surface parking lots, parking streets and garages, amenities and other improvements affixed to or located on the Land, and all apparatus, elevators, built-in appliances, equipment, pumps, machinery, plumbing, heating, air conditioning, and electrical and other fixtures and “base building” equipment integrated into the Improvements located on the Land, but excluding only those fixtures, equipment and machinery owned by the Tenants (the property described in this clause (b) of this Section 2.1 being herein referred to collectively as the “Improvements”);

(c)      all of Seller’s right, title and interest, if any, in and to all personal property located upon the Land or within the Improvements, any and all appliances, furniture, furnishings, office equipment, fittings, shades, screens and screening, art, sculpture, awnings, plants, planters, shrubbery, landscaping, lawn care and building maintenance equipment, vending machines, canopies, carpeting, draperies and curtains, tools and supplies, inventories, equipment and other furnishings or items of personal property owned by Seller (excluding any software licensed to Seller), located on and used exclusively in connection with the operation of the Land and the Improvements, including, without limitation, those items set forth and described on Exhibit U (the property described in this clause (c) of this Section 2.1 being herein referred to collectively as the “Personal Property”);

(d)      all of Seller’s right, title and interest in and to the T-Mobile Building I Lease, the T-Mobile Building II Lease, the EFA Lease, the T-Mobile Building I Guaranty, the T-Mobile Building II Guaranty and the EFA Guaranty (the property described in this clause (d) of this Section 2.1 being herein referred to collectively as the “Leases”), together with all sums due and payable thereunder, including, without limitation, base rent, operating expense and tax recoverables and percentage rent (collectively, the “Rents”) and any and all security deposits relating to the Leases (collectively, the “Security Deposits”); and

(e)      all of Seller’s right, title and interest, if any, in and to (i) all plans and specifications with respect to the Improvements; (ii) all assignable warranties, trademarks, rights of copyright, guaranties (express or implied) and other rights issued to or held by Seller in connection with the Improvements or the Personal Property, (iii) all assignable permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Property, (iv) all intangibles associated with the Land, the Personal Property and the Improvements, including but not limited to the non-exclusive rights, if any, to the identifying name of the Improvements, and the logo therefor, if any, and (v) all assignable contracts and agreements (collectively, the “Operating Agreements”) listed and described on Exhibit B relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property which extend beyond the Closing Date, and which Purchaser agrees to assume (or is deemed to have agreed to assume) (the property described in this clause (e) of this Section 2.1 being herein referred to collectively as the “Intangibles”).

Section 2.2.    Property Defined.  The Land and the Improvements are hereinafter sometimes referred to collectively as the “Real Property.” The Land, the Improvements, the Personal Property, the Leases, the Rents, the Security Deposits and the Intangibles are

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hereinafter sometimes referred to collectively as the “Property.” Any particular portion of the Property comprising a separate office project may be referred to herein by its commonly known name “Duke Bridges I Project” and “Duke Bridges II Project” or individually as a “Project.”

Section 2.3.    Purchase Price.    Seller agrees to sell and Purchaser agrees to purchase the Property for the amount of FORTY-NINE MILLION AND NO/100THS DOLLARS ($49,000,000.00) (the “Purchase Price”). Seller has allocated the Purchase Price between Duke Bridges I Project and Duke Bridges II Project as follows: TWENTY-SEVEN MILLION THREE HUNDRED THOUSAND AND NO/100THS DOLLARS ($27,300,000.00) to the Duke Bridges I Project and TWENTY-ONE MILLION SEVEN HUNDRED THOUSAND AND NO/100THS DOLLARS ($21,700,000.00) to the Duke Bridges II Project. Purchaser will receive a credit (the “Repairs Credit”) in the amount of NINETY SEVEN THOUSAND EIGHT HUNDRED AND NO/100THS DOLLARS ($97,800.00), which shall be applied to the Purchase Price at Closing, to compensate Purchaser for certain immediate repairs to the Property that have been identified by the parties prior to the Effective Date. Seller has allocated the Repairs Credit between Duke Bridges I Project and Duke Bridges II Project as follows: TWENTY-FIVE THOUSAND THREE HUNDRED AND NO/100THS DOLLARS ($25,300.00) to the Duke Bridges I Project and SEVENTY-TWO THOUSAND FIVE HUNDRED AND NO/100THS DOLLARS ($72,500.00) to the Duke Bridges II Project.

Section 2.4.    Payment of the Purchase Price.  The Purchase Price as increased or decreased by prorations and adjustments as herein provided, shall be payable in full at Closing in cash by wire transfer of immediately available funds to a bank account designated by Seller in writing to Purchaser prior to the Closing with funds to be received in such account no later than 2:00 p.m. Eastern daylight savings time..

Section 2.5.    Deposit of Earnest Money.  On or before the second (2nd) business day after the Effective Date hereof, Purchaser shall deposit with Fidelity National Title Insurance Company (the “Escrow Agent”), having its office at 200 Galleria Parkway, Suite 2060, Atlanta, Georgia 30339, Attention: Judy Stillings, the sum of TWO MILLION AND NO/100THS DOLLARS ($2,000,000.00) (the “Deposit”), in immediately available funds, by federal wire transfer. Purchaser and Seller shall each be responsible for the payment of one-half of all costs and fees imposed on the Deposit account. If the Closing under this Agreement occurs, the Deposit shall be paid by Escrow Agent to Seller at Closing and shall be applied as a credit to the Purchase Price or shall otherwise be paid to Seller or refunded to Purchaser in accordance with the terms of this Agreement. If Purchaser fails to timely deposit the Deposit with Escrow Agent, this Agreement shall terminate and be of no force and effect.

Section 2.6.    Escrow Agent.

(a)      Seller and Purchaser hereby appoint Escrow Agent as escrow agent to hold, administer and disburse the Deposit. Escrow Agent accepts such appointment and agrees to hold, invest and disburse the Deposit in accordance with the terms of this Agreement. Upon receipt of the Deposit, Escrow Agent shall give written notice of such receipt to Purchaser and Seller. In the event that Escrow Agent does not receive the Deposit on or before the date two (2) business days after the Effective Date, Escrow Agent shall so notify Purchaser and Seller in writing.

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(b)      The Escrow Agent shall hold the Deposit in an interest-bearing, money market account with Wells Fargo Bank, N.A., in accordance with the terms and conditions of this Agreement. All interest or other income on such sum shall be the sole and exclusive income and property of Purchaser and shall be disbursed to Purchaser at any time or from time to time as Purchaser shall direct Escrow Agent. Such interest or other income shall not be deemed a part of the Deposit. Purchaser’s Federal Identification Number is 27-1317476.

(c)      At such time as Escrow Agent receives written notice from either Purchaser or Seller, or both, setting forth the identity of the party to whom such Deposit (or portions thereof) is to be disbursed and further setting forth the specific section or paragraph of this Agreement pursuant to which the disbursement of such Deposit (or portions thereof) is being requested, Escrow Agent shall disburse such Deposit pursuant to such notice; provided, however, that if such notice is given by either Purchaser or Seller but not both, Escrow Agent shall (i) promptly notify the other party (either Purchaser or Seller as the case may be) that Escrow Agent has received a request for disbursement, and (ii) withhold disbursement of such Deposit for a period of ten (10) days after Escrow Agent notifies such other party of the disbursement request and if Escrow Agent receives written notice from either Purchaser or Seller within said ten (10) day period which notice countermands the earlier notice of disbursement, then Escrow Agent shall withhold such disbursement until both Purchaser and Seller can agree upon a disbursement of such Deposit. Purchaser and Seller hereby agree to send to the other, pursuant to Section 11.4 below, a duplicate copy of any written notice sent to Escrow Agent and requesting any such disbursement or countermanding a request for disbursement.

(d)      Seller and Purchaser agree that the duties of the Escrow Agent hereunder are purely ministerial in nature and shall be expressly limited to the safekeeping and disposition of the Deposit in accordance with this Agreement. Escrow Agent shall incur no liability in connection with the safekeeping or disposition of the Deposit for any reason other than Escrow Agent’s willful misconduct or default, breach of trust, or gross negligence. In the event that Escrow Agent shall be in doubt as to its duties or obligations with regard to the Deposit, or in the event that Escrow Agent receives conflicting instructions from Purchaser and Seller with respect to the Deposit, Escrow Agent shall not be required to disburse the Deposit and may, at its option, continue to hold the Deposit, until both Purchaser and Seller agree as to its disposition, or until a final judgment is entered by a court of competent jurisdiction directing its disposition, or Escrow Agent may interplead the Deposit in accordance with the laws of the state in which the Property is located.

(e)      Escrow Agent shall not be responsible for any interest on the Deposit except as is actually earned, or for the loss of any interest resulting from the withdrawal of the Deposit prior to the date interest is posted thereon.

(f)      Purchaser and Seller hereby agree to indemnify and hold Escrow Agent harmless against any and all losses, claims, damages, liabilities, and expenses, including, without limitation, reasonable costs of investigation and legal counsel fees, which may be imposed upon Escrow Agent or incurred by Escrow Agent in connection with the performance of its duties hereunder, including, without limitation, any litigation arising from this Agreement or involving the subject matter hereof; provided, however, that Escrow Agent is not indemnified for any such losses, claims, damages, liability and/or expenses that rise in part or in whole out of Escrow Agent’s willful misconduct or default, breach of trust or gross negligence.

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(g)      Escrow Agent shall execute this Agreement solely for the purpose of being bound by the provisions of Section 2.5, Section 2.6, Section 6.4(b), Section 7.1 and Section 7.2 hereof.

Section 2.7.    Independent Contract Consideration.    In addition to, and not in lieu of the delivery to Escrow Agent of the Deposit, Purchaser shall deliver to Seller, concurrently with Purchaser’s execution and delivery of this Agreement to Seller, Purchaser’s check, payable to the order of Seller, in the amount of ONE HUNDRED AND NO/100 DOLLARS ($100.00). Seller and Purchaser hereby mutually acknowledge and agree that said sum represents adequate bargained for consideration for Seller’s execution and delivery of this Agreement and Purchaser’s right to inspect the Property pursuant to this Agreement. Said sum is in addition to and independent of any other consideration or payment provided for in this Agreement and is non-refundable in all events, and shall not be credited to the Purchase Price at Closing.

ARTICLE III

TITLE AND SURVEY

Section 3.1.    Title and Survey Review.

(a)      The Property shall be transferred by Seller to Purchaser subject to all of the following matters, which are hereinafter referred to collectively as the “Permitted Exceptions”:

(i)       those matters described in Exhibit C attached hereto;

(ii)      the rights of Tenants under the Leases;

(iii)     the lien of all ad valorem real estate taxes and assessments for the year of Closing not yet due and payable as of the Closing Date, subject to adjustment as herein provided;

(iv)     local, state and federal laws, ordinances or governmental regulations, including but not limited to, building and zoning laws, ordinances and regulations, now or hereafter in effect relating to the Property; and

(v)      items shown on the New Survey.

(b)     Fidelity National Title Insurance Company (the “Title Company”) has delivered to Purchaser, at Seller’s expense, its commitment (hereinafter referred to as the “Title Commitment”) to issue to Purchaser upon the recording of the Special Warranty Deed conveying title to the Land and Improvements from Seller to Purchaser, the payment of the Purchase Price, and the payment to the Title Company of the policy premium therefor, a TLTA (Form T-1) owner’s policy of title insurance, in the amount of the Purchase Price, insuring good and marketable fee simple record title to the Property to be in Purchaser without exception

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(including any standard exception) except for the Permitted Exceptions. The most recent effective date of the Title Commitment is February 21, 2011 (the “Record Date”) and was issued on March 23, 2011. Seller has delivered, at Seller’s expense, the most recent surveys of the Real Property prepared by Pacheco-Koch Consulting Engineers, bearing the certification and seal of Michael C. Clover, Registered Professional Land Surveyor No. 5225 (collectively, the “Existing Survey”). Purchaser has obtained, at Purchaser’s expense, surveys of the Real Property prepared by Benchmark Group of Texas, Inc., bearing the certification and seal of Bernard Henderson, Registered Professional Land Surveyor No. 5116 (the “New Survey”). The New Survey was most recently updated on March 28, 2011 (the “Survey Date”). Subject to this Section 3.1(b), Purchaser hereby accepts the Title Commitment, the Existing Survey and the New Survey and all title exceptions set forth in Schedule B of the Title Commitment and survey matters set forth in the Existing Survey and the New Survey and waives any and all objections to title and survey matters with respect to the Real Property existing as of the Record Date, with regard to the Title Commitment, and the Survey Date, with regard to the Existing Survey and the New Survey. From the Effective Date until the Closing Date, Purchaser may request an update to the effective date of such Title Commitment (the “Updated Commitment”) or may update the date of the New Survey (the “Updated Survey”) and, within three (3) days of delivery of any such update, shall give notice to Seller of all defects or objections first appearing subsequent to the Record Date, with respect to the Title Commitment, or the Survey Date, with respect to the New Survey (the “Subsequent Exceptions”). Such matters as are disclosed by the Updated Commitment and/or the Updated Survey and not timely objected to by Purchaser shall be deemed to be additional “Permitted Exceptions;” provided, however, that encumbrances created by Seller after the Record Date in violation of this Agreement, taxes due and payable prior to Closing (except those, if any, to be prorated as provided in this Agreement), and any mortgages, deeds of trust and mechanic’s or materialmen’s liens entered into or created by Seller subsequent to the Record Date shall in no event be deemed to be Permitted Exceptions. Purchaser shall promptly provide to Seller copies of any Updated Commitment or Updated Survey obtained by, or on behalf of, Purchaser.

Seller shall have three (3) business days after receipt of such notice of a Subsequent Exception from Purchaser to advise Purchaser in writing which of such title defects or objections Seller intends to satisfy or cure; provided, however, that Seller hereby agrees that Seller shall satisfy or cure prior to Closing any Subsequent Exceptions consisting of encumbrances created by Seller in violation of this Agreement, any taxes due and payable prior to Closing (except those, if any, to be prorated as provided in this Agreement), and any mortgages, deeds of trust and mechanic’s or materialmen’s liens entered into or created by Seller subsequent to the Record Date. In the event Seller fails to give such written advice to Purchaser within such three (3) business day period, Seller shall be deemed to have elected not to satisfy or cure any such defects or objections set forth in Purchaser’s notice. If Seller shall advise Purchaser in writing that Seller does not intend to satisfy or cure any specific Subsequent Exceptions (which Seller is not otherwise obligated to satisfy or cure under this Section 3.1(b)), or if Seller is deemed to have elected not to cure any such Subsequent Exception, Purchaser may elect either (a) to terminate this Agreement by written notice to Seller within three (3) business days after receipt of notice from Seller (or the end of the 3-day period described above if Seller fails to respond), in which event the Deposit shall be immediately refunded to Purchaser and this Agreement shall be of no further force or effect and Purchaser and Seller shall have no further rights, obligations or liabilities hereunder, except for the obligations hereunder which expressly survive termination,

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or (b) to accept title subject to such specific Subsequent Exceptions, in which case such specific Subsequent Exceptions shall become additional “Permitted Exceptions.” Seller shall have until Closing to satisfy or cure all Subsequent Exceptions which Seller agreed to satisfy or cure as provided above. In the event Seller fails or refuses to cure any Subsequent Exceptions which are required herein to be satisfied or cured by Seller prior to the Closing, then, at the option of Purchaser, (i) Purchaser may terminate this Agreement by written notice to Seller within five (5) days after the scheduled Closing Date, in which event the Deposit shall be immediately refunded to Purchaser, and this Agreement shall be of no further force and effect and Purchaser and Seller shall have no further rights, obligations or liabilities hereunder, except for the obligations which expressly survive termination, (ii) if any such Subsequent Exception is one that Seller agreed to satisfy or cure as provided above, Seller shall be in default hereunder and Purchaser shall be entitled to the remedies for default set forth herein, or Purchaser may cure such Subsequent Exception, in which event the Purchase Price payable pursuant to Section 2.3 hereof shall be reduced by an amount equal to the actual reasonable cost and expense incurred by Purchaser in connection with the curing of such Subsequent Exception and upon such curing, the Closing hereof shall proceed in accordance with the terms of this Agreement, (iii) Purchaser may accept title to the Property subject to such Subsequent Exception, or (iv) any combination of items (ii) and (iii). In the event Purchaser elects to cure any such Subsequent Exceptions pursuant to item (ii) hereof, Purchaser at its option, upon giving notice to Seller, may extend the date of Closing until the date which is ten (10) days after the curing of such Subsequent Exceptions or thirty (30) days from and after the last date set forth in Section 5.1 hereof for Closing, whichever shall first occur. If any Subsequent Exception shall not have been cured within such period, Purchaser may exercise its option under either item (i) or (iii) hereof.

Section 3.2.      Conveyance of Title.  At Closing, Seller shall convey and transfer to Purchaser fee simple record title (such that the Title Company will insure such title) to the Land and Improvements, by execution and delivery of the Special Warranty Deed, free and clear of all liens, easements, restrictions, and encumbrances whatsoever, excepting only the Permitted Exceptions and such other matters as may become additional “Permitted Exceptions” as provided in Section 3.1(b) above.

ARTICLE IV

REVIEW OF PROPERTY

Section 4.1.      Deliveries; Property Information.

(a)      Purchaser acknowledges that, prior to the Effective Date hereof, Seller has made available to Purchaser (via electronic data room, at the Property or otherwise) all of the information with respect to the Property listed in Exhibit D attached hereto and made a part hereof (the “Deliveries”) and that Purchaser has had an opportunity to review said Deliveries and waives all objections it might have to all such Deliveries.

(b)      At all reasonable times prior to the Closing, to the extent in Seller’s possession and subject to the terms and conditions of the T-Mobile Confidentiality Agreement, Seller shall make available upon Purchaser’s specific request, to Purchaser, or Purchaser’s agents

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and representatives, for review and copying at Purchaser’s expense, books, records, and files relating to the ownership and operation of the Property, including, without limitation, title matters, tenant files, as built plans and specifications, engineering reports, reports of insurance carriers insuring the Property, and other contracts, books, records, operating statements, and other information relating to the Property requested by Purchaser, but excluding Seller’s existing management agreement, company records, internal memoranda, financial projections, budgets, appraisals, accounting and income tax records and similar proprietary, confidential or privileged information.

Section 4.2.    Right of Inspection.

(a)      As used in this Agreement, the term “Inspections” means entry on the Property to conduct due diligence, inspections and tests, including architectural, engineering, geotechnical and environmental inspections and tests, subject to the limitations set forth in this Section 4.2.

(b)      From and after the Effective Date and until the earlier to occur of termination of this Agreement or Closing, Purchaser and its agents, representatives, contractors and consultants (collectively the “Purchaser Parties”) shall, upon not less than 24 hours prior notice to Seller (which notice may be telephonic), have the right to enter upon the Property for further onsite inspections during regular business hours (or other hours as shall be approved by Seller in its reasonable discretion) for the purpose of conducting such Inspections as Purchaser may reasonably require. In exercising such rights, Purchaser and the Purchaser Parties shall use commercially reasonable efforts not to interfere unreasonably with the use of the Property by Seller or the Tenants. Seller shall have the opportunity to have one of its representatives accompany Purchaser Parties on each such entry. Any and all Inspections shall be done at Purchaser’s sole cost and expense. As part of the Inspections, the Purchaser Parties may meet with or contact building officials, governmental officials, zoning administrators and other representatives of governmental authorities, parties to service contracts and other agreements, property management personnel and conduct one or more walk throughs of the Property; provided that Seller shall be given a reasonable opportunity to participate in any of the foregoing. No Inspections shall be physically invasive (unless Purchaser obtains Seller’s prior written consent, which Seller agrees not to unreasonably condition, delay or withhold), and in any event, the Inspections shall be conducted substantially in accordance with standards customarily employed in the industry and in compliance with all governmental laws, rules and regulations. Following each such entry by any of the Purchaser Parties with respect to the Inspections, Purchaser shall promptly restore, or cause to be restored, the Property to substantially the same condition as existed prior to any such Inspections (excluding any damage arising out of the discovery of existing environmental or physical conditions). Purchaser shall not contact the Tenants about the Property without obtaining Seller’s prior written consent (not to be unreasonably withheld), and shall not disrupt any Tenant’s activities on the Property; provided if Seller so consents to any such contact with the Tenants, Seller shall have the right to participate in such contact and attend any meetings with the Tenants. Seller shall reasonably cooperate in good faith with Purchaser in its Inspections, but shall not be obligated to incur any liability or expense in connection therewith other than di minimis expenses.

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(c)      Purchaser agrees to protect, indemnify, defend and hold Seller harmless from and against any claim for liabilities, losses, costs, expenses (including reasonable attorneys’ fees actually incurred), damages or injuries arising out of or resulting from the Inspections whether occurring prior to or after the Effective Date, and notwithstanding anything to the contrary in this Agreement, such obligation to indemnify and hold harmless Seller shall survive Closing or any termination of this Agreement; provided, however, that such indemnity shall not extend to claims or liabilities arising out of the discovery of any existing environmental or physical conditions. In order further to protect Seller from any such losses, costs, expenses, damages or injuries, Purchaser agrees that it will deliver to Seller and will cause each of the Purchaser Parties to deliver to Seller, prior to their respective entry, a certificate of liability insurance, showing Seller as additional insured and complying with the coverage and policy provisions specified on the insurance schedule attached hereto as Exhibit T.

(d)      All third-party reports, evaluations, tests, studies and surveys (including without limitation environmental surveys) received or procured by Purchaser from any of its agents or consultants in connection with hazardous materials or substances, wetlands, flood plain or other environmental conditions at the Property or which relate to the physical condition of the Property shall be submitted to Seller, at no cost to Seller or Purchaser, within ten (10) days after any termination of this Agreement, provided that (i) Seller is not in default of its representations, warranties and other obligations hereunder and (ii) delivery of such documents, reports, evaluations, tests, studies, surveys and information shall be without warranty or representation whatsoever, express or implied, including, without limitation, any warranty or representation as to the ownership, adequacy or completeness thereof or otherwise, which disclaimer shall survive the termination of this Agreement.

(e)      Upon termination of this Agreement other than by reason of default of Seller, if requested by Seller, Purchaser shall promptly execute and deliver to Seller an instrument in recordable form that disclaims any and all continuing right, title and interest in and to the Property and deliver to Seller the reports referred to in Section 4.2(d).

(f)      Purchaser acknowledges that prior to the Effective Date and pursuant to the terms and conditions of that certain Access Agreement dated February 24, 2011 between Seller and Purchaser (the “Access Agreement”), Purchaser has been given the opportunity to make a physical inspection of the Property, including an inspection of the environmental condition thereof, and to examine the Deliveries and other documents and files concerning the leasing, maintenance, operation and financial performance of the Property, including without limitation, copies of Seller’s environmental reports with respect to the Property, but excluding Seller’s partnership and company records, Seller’s existing management agreement, internal memoranda, financial projections, appraisals, budgets, appraisals, accounting and income tax records and similar proprietary, confidential or privileged information (collectively, the “Confidential Documents”) and to conduct such non-invasive physical engineering and other studies and tests on or of the Property as Purchaser deemed appropriate in its sole discretion.

Section 4.3.      Environmental Reports.        PURCHASER HEREBY ACKNOWLEDGES THAT SELLER HAS DELIVERED TO PURCHASER, AS PART OF THE DELIVERIES COPIES OF THE ENVIRONMENTAL REPORTS LISTED ON EXHIBIT E ATTACHED HERETO. ANY ENVIRONMENTAL REPORTS DELIVERED OR

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TO BE DELIVERED BY SELLER OR ITS AGENTS OR CONSULTANTS TO PURCHASER ARE BEING MADE AVAILABLE SOLELY AS AN ACCOMMODATION TO PURCHASER AND MAY NOT BE RELIED UPON BY PURCHASER IN CONNECTION WITH THE PURCHASE OF THE PROPERTY, EXCEPT FOR ANY REPORT THAT IS EXPRESSLY CERTIFIED TO PURCHASER BY THE CONSULTANT THROUGH AN EXECUTED RELIANCE LETTER. PURCHASER AGREES THAT SELLER SHALL HAVE NO LIABILITY OR OBLIGATION WHATSOEVER FOR ANY INACCURACY IN OR OMISSION FROM ANY ENVIRONMENTAL REPORT. PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, ITS OWN INVESTIGATION OF THE ENVIRONMENTAL CONDITION OF THE PROPERTY TO THE EXTENT PURCHASER DEEMS SUCH AN INVESTIGATION TO BE NECESSARY OR APPROPRIATE.

Section 4.4.    Tenant Estoppels.  Seller shall request that Tenants (at no cost to Seller other than amounts for incidental expenses) deliver to Purchaser the following estoppel certificates (each a “Tenant Estoppel” and collectively, the “Tenant Estoppels”): (i) a fully completed estoppel certificate by T-Mobile (and duly executed under proper authority) in substantially the form attached hereto as Exhibit F-1 with respect to the T-Mobile Building I Lease; (ii) a fully completed estoppel certificate by T-Mobile (and duly executed under proper authority) in substantially the form attached hereto as Exhibit F-2 with respect to the T-Mobile Building II Lease; and (iii) a fully completed estoppel certificate by EFA (and duly executed under proper authority) in substantially the form attached hereto as Exhibit F-3 with respect to the EFA Lease. Such Tenant Estoppels shall be dated as of the date not more than twenty-one (21) days prior to Closing. Seller shall deliver to Purchaser copies of all executed Tenant Estoppels received. Seller will make diligent efforts to obtain the Tenant Estoppels, and Seller acknowledges and agrees that the delivery of all Tenant Estoppels in substantially the form attached hereto shall be a condition to Purchaser’s obligation to close the transaction contemplated hereunder. Notwithstanding the foregoing sentence, the parties agree that the bracketed provisions in the attached Tenant Estoppels labeled “THIS BRACKETED LANGUAGE IS NOT A CONDITION OF CLOSING” will be included in the Tenant Estoppels delivered to the Tenants (and Seller agrees that it will remove such brackets and labeling from the forms before presenting them to the Tenants), but the parties agree that those provisions are not required for the Tenant Estoppels to satisfy the condition in the foregoing sentence and that such provisions may be modified or deleted in their entirety by the Tenants and such modification or deletion shall not result in the failure of the affected Tenant Estoppel to satisfy such condition.

Section 4.5.    Lease Guarantor Estoppels.  Seller shall request that T-Mobile Guarantor and EFA Guarantor (at no cost to Seller other than amounts for incidental expenses) deliver to Purchaser the following estoppel certificates (each a “Guarantor Estoppel” and collectively, the “Guarantor Estoppels”): (i) a fully completed estoppel certificate by T-Mobile Guarantor (and duly executed under proper authority) in substantially the form of the Joinder of Guarantor which is part of the estoppel certificate attached hereto as Exhibit F-1 with respect to the T-Mobile Building I Lease; (ii) a fully completed estoppel certificate by T-Mobile Guarantor (and duly executed under proper authority) in substantially the form of the Joinder of Guarantor which is part of the estoppel certificate attached hereto as Exhibit F-2 with respect to the T-Mobile Building II Lease; and (iii) a fully completed estoppel certificate by EFA Guarantor (and duly executed under proper authority) in substantially the form of the Joinder of Guarantor which

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is part of the estoppel certificate attached hereto as Exhibit F-3 with respect to the EFA Lease. Such Guarantor Estoppels shall be dated as of the date not more than twenty-one (21) days prior to Closing. Seller shall deliver to Purchaser copies of all executed Guarantor Estoppels received. Seller will use commercially reasonable, diligent, good faith efforts (at no cost to Seller other than amounts for incidental expenses) to obtain the Guarantor Estoppels, but Purchaser acknowledges and agrees that the delivery of the Guarantor Estoppels shall not be a condition to Purchaser’s obligation to close the transaction contemplated hereunder.

Section 4.6.    SNDAs. Seller shall request that Tenants (at no cost to Seller other than amounts for incidental expenses) deliver to Purchaser the following Subordination, Non-Disturbance and Attornment Agreements (each an “SNDA” and collectively, the “SNDAs”): (i) a fully completed Subordination, Non-Disturbance and Attornment Agreement by T-Mobile (and duly executed under proper authority) in the form attached hereto as Exhibit X-1 with respect to the T-Mobile Building I Lease; (ii) a fully completed Subordination, Non-Disturbance and Attornment Agreement by T-Mobile (and duly executed under proper authority) in the form attached hereto as Exhibit X-2 with respect to the T-Mobile Building II Lease; and (iii) a fully completed Subordination, Non-Disturbance and Attornment Agreement by EFA (and duly executed under proper authority) in the form attached hereto as Exhibit X-3 with respect to the EFA Lease. Such SNDAs shall be dated as of the date of Closing. Seller shall deliver to Purchaser copies of all executed SNDAs received. Seller will make diligent efforts to obtain the SNDAs, and Seller acknowledges and agrees that the delivery of all of the SNDAs in the form attached hereto shall be a condition to Purchaser’s obligation to close the transaction contemplated hereunder (the “SNDA Delivery Condition”), provided the Closing occurs on or before April 27, 2011. If the SNDA Delivery Condition is not satisfied for any reason by the earlier of the Closing Date as established by Section 5.1 or April 27, 2011, Purchaser may, in its sole discretion: (i) terminate this Agreement by delivering written notice to Seller on or before April 27, 2011, in which event the Deposit shall be returned to Purchaser; or (ii) elect to close, notwithstanding the non-satisfaction of such condition, and therefore waive satisfaction of such condition. Notwithstanding the foregoing, the parties agree that the bracketed provisions in the attached SNDA labeled “THIS BRACKETED LANGUAGE IS NOT A CONDITION OF CLOSING” will be included in the SNDAs delivered to the Tenants (and Seller agrees that it will remove such brackets and labeling from the forms before presenting them to the Tenants), but the parties agree that those provisions are not required for the SNDAs to satisfy the SNDA Delivery Condition and that such provisions may be modified or deleted in their entirety by the Tenants and such modification or deletion shall not result in the failure of the affected SNDA to satisfy the SNDA Delivery Condition.

Section 4.7.    Consent Under and Termination of Warburg Declaration.    Seller and Purchaser acknowledge that the Property is subject to those certain Declarations between Seller and M.M. Warburg & Co KGaA recorded under Clerk’s File Nos. 20071217001669040 and 20071217001669050, Deed Records of Collin County, Texas (collectively, the “Warburg Declaration”). Seller shall obtain and deliver to Purchaser prior to Closing a fully completed Release of Declaration for each Declaration (and duly executed under property authority) (collectively, the “Release of Declaration”) in the forms attached hereto as Exhibit G. Seller acknowledges and agrees that such delivery of the Release of Declaration in the form attached shall be a condition to Purchaser’s obligations to close.

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Section 4.8.        Frisco Bridges Estoppel Certificate.      Seller and Purchaser acknowledge that the Property is subject to that certain Declaration of Protective Covenants-Frisco Bridges, recorded in Book 4070, Page 23, Public Records of Collin County, Texas, as amended (the “Frisco Bridges Declaration”). Seller shall request (at no cost to Seller other than amounts for incidental expenses) to be delivered to Purchaser prior to Closing a fully completed Estoppel Certificate from (and duly executed under proper authority by) the “Declarant”, “Association” or other party authorized to execute estoppel certificates under the Frisco Bridges Declaration (the “Frisco Bridges Estoppel Certificate”) in substantially the form attached hereto as Exhibit V-1. In the event Seller does not receive the Frisco Bridges Estoppel Certificate, Seller shall make a written representation and warranty to Purchaser at Closing in the certificate to be delivered pursuant to Section 5.2(g) of this Agreement with respect to the matters set forth on Exhibit V-2 attached hereto; provided, however, (i) Seller’s liability for such representation and warranty shall be limited as set forth in Section 6.3 of this Agreement, and (ii) such representation and warranty will become null and void and of no further force and effect (except with respect to any claim previously asserted to Seller in writing under such representation and warranty) if and to the extent, at any time after the delivery of such certificate, Seller receives and delivers to Purchaser the Frisco Bridges Estoppel Certificate in substantially the form attached hereto or in another form disclosing no material changes from the matters set forth on Exhibit V-2.

Section 4.9.    Duke Bridges Estoppel Certificate.      Seller and Purchaser acknowledge that (i) the Property is subject to that certain Declaration of Protective Covenants. Conditions, Restrictions, Reservations and Easements for Duke Bridges, recorded as Instrument No. 20060719001009330, Public Records of Collin County, Texas, as may have been amended (the “Duke Bridges Declaration”) and (ii) the Property is benefited by that certain Declaration of Restrictions for Duke Bridges Office Park, recorded as Instrument No. 20061226001803060, Public Records of Collin County, Texas, as may have been amended (the “Office Park Declaration”), and that certain Declaration of Restrictions for Duke Bridges III, recorded as Instrument No. 20061226001803070, Public Records of Collin County, Texas, as may have been amended (the “DB III Declaration”). Seller shall request (at no cost to Seller other than amounts for incidental expenses) to be delivered to Purchaser prior to Closing (i) a fully completed Estoppel Certificate from (and duly executed under proper authority by) the “Declarant”, “Association” or other party authorized to execute estoppel certificates under the Duke Bridges Declaration (the “Duke Bridges Estoppel Certificate”) in substantially the form attached hereto as Exhibit W-1 and (ii) a fully completed Estoppel Certificate from (and duly executed under proper authority by) the owner(s) of the property encumbered by the Office Park Declaration and the DB III Declaration (the “Additional Duke Bridges Estoppel Certificate”) in substantially the form attached hereto as Exhibit W-3. In the event Seller does not receive the Duke Bridges Estoppel Certificate, Seller shall make a written representation and warranty to Purchaser at Closing in the certificate to be delivered pursuant to Section 5.2(g) of this Agreement with respect to the matters set forth on Exhibit W-2 attached hereto; provided, however, (i) Seller’s liability for such representation and warranty shall be limited as set forth in Section 6.3 of this Agreement, and (ii) such representation and warranty will become null and void and of no further force and effect (except with respect to any claim previously asserted to Seller in writing under such representation and warranty) if and to the extent, at any time after the delivery of such certificate, Seller receives and delivers to Purchaser the Duke Bridges Estoppel Certificate in substantially the form attached hereto or in another form disclosing no material changes from the matters set forth on Exhibit W-2.

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Section 4.10.      Cooperation with Purchaser’s Auditors.  Seller shall provide to Purchaser (at Purchaser’s expense and at no cost to Seller) copies of, or shall provide Purchaser access to, such factual information (excluding any Confidential Documents) as may be reasonably requested by Purchaser, and in the possession or control of Seller, or its property manager or accountants, to enable Purchaser (or Wells Core Office Income Operating Partnership, L.P. or Wells Core Office Income REIT, Inc.) to file its Form 8-K, if, as and when such filing may be required by the Securities and Exchange Commission (“SEC”). At Purchaser’s sole cost and expense, Seller shall allow Purchaser’s auditor (Frazier & Deeter or any successor auditor selected by Purchaser) to conduct an audit of the income statements of the Property for the last complete fiscal year immediately preceding the year that includes the Closing Date (the “Relevant Period”), and shall cooperate (at no cost to Seller) with Purchaser’s auditor in the conduct of such audit; provided, however, such audit shall only concern the Property and shall expressly exclude any income statements relating to fund-level activity of Seller or any other investments of Seller. Purchaser shall provide to Seller copies of any GAAP financial statements for the Property covering any portion of Seller’s period of ownership that are generated by Purchaser (provided Purchaser will have no obligation to generate such financial statements), such financial statements to be provided to Seller after submitting the same to the SEC or other governmental authority or any other third party. Without limiting the foregoing, (i) Purchaser or its designated independent or other auditor may audit Seller’s operating statements of the Property (if any) for the Relevant Period, at Purchaser’s expense, and Seller shall provide such documentation as Purchaser or its auditor may reasonably request in order to complete such audit, and (ii) Seller shall furnish to Purchaser such financial and other information as may be reasonably required by Purchaser to make any required filings with the SEC or other governmental authority; provided, however, that the foregoing obligations of Seller shall be limited to providing such information or documentation as may be in the possession of, or reasonably obtainable by, Seller, its property manager or accountants, at no out-of-pocket cost to Seller, and in the format that Seller (or its property manager or accountants) have maintained such information. At no out-of-pocket cost to Seller, and at the specific request of Purchaser, Seller shall cooperate reasonably with Purchaser to arrange for interviews of the Tenants and governmental authorities in connection with the Property, and Seller shall have the right to have a representative present at any such meeting. Nothing contained in this Section 4.10 shall expand any representations or warranties of Seller set forth in this Agreement, and Seller does not make, and expressly disclaims, any representations and warranties to Purchaser with respect to the information to be provided as described in this Section 4.10, and no such information shall be relied upon by Purchaser. The provisions of this Section 4.10 shall expressly survive Closing until the date which is five (5) years after the Closing Date.

Section 4.11.        Operating Agreements.  Seller, without cost to Purchaser, shall deliver written notice of termination at Closing for all Operating Agreements except for the Hudson Agreement. Purchaser will assume the obligations arising from and after the Closing Date under the Operating Agreements. The assumption by Purchaser of the obligations of Seller under such Operating Agreements shall include only such obligations that arise or accrue from and after the date of Closing.

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ARTICLE V

CLOSING

Section 5.1.        Time and Place.  Provided that all of the conditions set forth in this Agreement are theretofore fully satisfied or performed, it being fully understood and agreed, however, that Purchaser may waive (either expressly or implicitly pursuant to Section 3.1(b) with respect to matters that could form the basis of a Subsequent Exception that are not timely objected to by Purchaser), at or prior to Closing, any conditions that are unsatisfied or unperformed at such time, the consummation of the transaction contemplated hereby (the “Closing”) shall be held at the offices of Escrow Agent at 200 Galleria Parkway, Suite 2060, Atlanta, Georgia 30339, at 9:00 a.m., Eastern daylight savings time on the earlier of (i) May 17, 2011, (ii) the date that is the twentieth (20th) day after the date of the first executed Tenant Estoppel to be delivered by either Tenant or (iii) such earlier date as the parties shall mutually agree (the “Closing Date”). At the Closing, Seller and Purchaser shall perform their respective obligations set forth in Section 5.2 and Section 5.3 hereof, the performance of which shall be concurrent conditions; provided that the Special Warranty Deed shall not be recorded until Seller receives confirmation that the Escrow Agent has authority to transfer the full amount of the Purchase Price, adjusted by prorations, payment of closing costs and other adjustments set forth herein or on the Closing Statement, to Seller upon receipt of Seller’s instructions to Escrow Agent and Purchaser that Seller is ready to break escrow and close the transactions contemplated by this Agreement and that Escrow Agent is irrevocably authorized to record the Special Warranty Deed and to release all closing documents from escrow. Notwithstanding the foregoing, there shall be no requirement that Seller and Purchaser physically meet for the Closing, and the Closing shall be consummated through an escrow administered by Escrow Agent, and the Purchase Price and all documents shall be deposited with the Escrow Agent as escrowee.

Section 5.2.        Seller’s Obligations at Closing.  For and in consideration of, and as a condition precedent to Purchaser’s delivery to Seller of the Purchase Price described in Section 2.3 hereof, prior to Closing, Seller shall obtain or execute, at Seller’s expense, and deliver in escrow to Escrow Agent all of the following documents (all of which shall be duly executed, acknowledged, and notarized where required and shall survive the Closing):

(a)      a special warranty deed (the “Special Warranty Deed”), in the form attached hereto as Exhibit H and satisfying any requirements for recording, conveying the Land and the Improvements thereon, subject only to the Permitted Exceptions. The warranty of title in the Special Warranty Deed will be only as to claims made by, through or under Seller and not otherwise. The legal description set forth in the Special Warranty Deed shall be identical to the Land as described in Exhibits A-1 and A-2 attached hereto. In the event the New Survey shall differ from the legal description set forth on Exhibit A-1 and Exhibit A-2 attached hereto, Seller shall execute and deliver to Purchaser a quitclaim deed containing a legal description based upon such New Survey.

(b)      an assignment and assumption agreement (the “Assignment of Contracts”) by which Seller shall assign to Purchaser, and Purchaser shall assume, all of Seller’s right, title and interest in and to the Operating Agreements which Purchaser agrees to assume (or is deemed to have agreed to assume) and in the form attached hereto as Exhibit I;

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(c)      a bill of sale (the “Bill of Sale”) conveying title to the Personal Property and in the form attached hereto as Exhibit J;

(d)      an assignment and assumption agreement (the “Assignment of Leases”) by which Seller shall assign to Purchaser, and Purchaser shall assume, all of Seller’s right, title and interest in and to the Leases, Rents and Security Deposits and in the form attached hereto as Exhibit K;

(e)       a blanket transfer and assignment (the “Blanket Transfer”) by which Seller shall assign to Purchaser all of Seller’s right, title and interest in the Intangibles other than the Operating Agreements and in the form attached hereto as Exhibit L;

(f)        a notice (the “Tenant Notice”) in the form attached hereto as Exhibit M that Purchaser shall send to each of the Tenants after the Closing, informing such Tenants of the sale of the Property and of the assignment to Purchaser of Seller’s interest in, and obligations under, the Leases, and directing that all rent and other sums payable after the Closing under each such Lease be paid as set forth in the notice;

(g)       a certificate of Seller, dated as of the Closing and executed on behalf of Seller by a duly authorized officer thereof, certifying that the representations and warranties of Seller contained in Section 6.1 are true, complete and correct in all material respects as of the Closing Date or if they are no longer true, complete and correct in all material respects indicating in what respects they have changed;

(h)       such evidence as the Title Company reasonably may require as to the authority of the person or persons executing documents on behalf of Seller;

(i)        the Tenant Estoppels, the Guarantor Estoppels, the SNDAs, the Frisco Bridges Estoppel Certificate, the Duke Bridges Estoppel Certificate, and the Additional Duke Bridges Estoppel Certificate, to the extent obtained;

(j)        the original executed counterpart(s), if any, of the Leases and the Operating Agreements assumed by Purchaser that are located at the Property, together with the leasing and property files and records located at the Property that relate to the continued operation, leasing and maintenance of the Property;

(k)       an owner’s affidavit in the form attached hereto as Exhibit N;

(l)        a closing statement in the format attached hereto as Exhibit O, reflecting the prorations, adjustments and costs described in this Agreement (the “Closing Statement”), which Seller shall prepare and provide to Purchaser for review not less than two (2) business days prior to Closing;

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(m)      such surveys, site plans, plans and specifications, and other matters relating to the Property as are described in the Blanket Transfer and are in the possession or control of Seller;

(n)       original copies of Certificates of Occupancy for all space within the Improvements, to the extent same are in the possession or control of Seller and not required to be affixed to the Improvements;

(o)       any returns, questionnaires and other documents as shall be required pursuant to Section 5.5(a) hereof;

(p)       the FIRPTA Certificate and Withholding Escrow Agreement;

(q)       the Release of Declaration and the Broker Lien Waiver;

(r)        evidence of the termination by Seller with respect to the Property of Seller’s existing management agreement with Seller’s property manager and the delivery at Closing of notice of termination by Seller of all Operating Agreements not assumed by Purchaser at Closing; and

(s)        such additional documents as shall be reasonably required by the Title Company or Purchaser to consummate the transaction contemplated by this Agreement and which are usual and customary in similar commercial real estate closings in the Frisco, Texas metropolitan area.

Section 5.3.     Purchaser’s Obligations at Closing.    At Closing, Purchaser shall: (i) pay to Seller the full amount of the Purchase Price (less the amount of the Deposit released by the Escrow Agent and to be applied towards the Purchase Price and less the amount of the Repairs Credit), as increased or decreased by prorations and adjustments as herein provided, in immediately available wire transferred funds pursuant to Section 2.4 hereof and (ii) obtain or execute, at Purchaser’s expense, and deliver in escrow to Escrow Agent all of the following documents (all of which shall be duly executed, acknowledged, and notarized where required and shall survive the Closing):

(a)        the Assignment of Leases and the Tenant Notices;

(b)        the Withholding Escrow Agreement;

(c)        the Assignment of Contracts;

(d)        such evidence as the Title Company reasonably may require as to the authority of the person or persons executing documents on behalf of Purchaser;

(e)        such affidavits and other documents as may be customarily and reasonably required by the Title Company, in a form reasonably acceptable to Purchaser;

(f)         the Closing Statement;

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(g)      a certificate of Purchaser, dated as of the Closing and executed on behalf of Purchaser by a duly authorized officer thereof, certifying that the representations and warranties of Purchaser contained in Section 6.5 are true, complete and correct in all material respects as of the Closing Date;

(h)      any returns, questionnaires and other documents as shall be required pursuant to Section 5.5(a) hereof; and

(i)       such additional documents as shall be reasonably required by the Title Company or Seller to consummate the transaction contemplated by this Agreement and which are usual and customary in similar commercial real estate closings in the Frisco, Texas metropolitan area.

Section 5.4.        Credits and Prorations.

(a)      All income and expenses of the Property shall be apportioned as of 11:59 p.m. on the day prior to the Closing Date, as if Purchaser were vested with title to the Property during the entire day on which the Closing occurs. Such prorated items shall include, without limitation, the following:

(i)       all Rents, including all Billbacks other than those for tenant work order income (which shall instead be fully for the account of the party paying or incurring the same), if any, as and when collected;

(ii)      taxes and assessments levied against the Property (including personal property taxes on the Personal Property) in accordance with Section 5.4(b)(ii) below;

(iii)     utility charges for which Seller is liable, if any, in accordance with Section 5.4(b)(iv) below;

(iv)     all amounts payable under the Operating Agreements which are assigned to Purchaser pursuant to Section 5.2(b); and

(v)      any other operating expenses or other items due and payable pertaining to the Property which are customarily prorated between a purchaser and a seller in the county in which the Property is located.

(b)      Notwithstanding anything contained in Section 5.4(a) hereof:

(i)       At Closing, (A) Purchaser shall receive a credit against the Purchase Price in the amount of all cash Security Deposits (to the extent such Security Deposits have not been applied against delinquent Rents or otherwise as provided in the Leases) and interest accrued thereon, to the extent that either the Leases or applicable law requires that the same bear interest, together with a detailed inventory of such Security Deposits certified by Seller at Closing, and (B) Seller shall be entitled to receive and retain such refundable cash and deposits.

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(ii)      Any real estate taxes and assessments applicable to the year of Closing paid at or prior to Closing shall be prorated based upon the amounts actually paid. If such taxes and assessments due and payable for the year of Closing for the Property have not been paid before Closing, Seller shall be charged at Closing an amount equal to that portion of such taxes and assessments which relates to the period before Closing and Purchaser shall assume and pay the taxes and assessments for the year of Closing prior to their becoming delinquent. Any such apportionment made with respect to a tax year for which the tax rate or assessed valuation, or both, have not yet been fixed shall be based on the prior year’s tax bill. To the extent that the actual taxes and assessments for the current year for the Property differ from the amount apportioned at Closing, the parties shall make all necessary adjustments by appropriate payments between themselves within thirty (30) days after Purchaser presents to Seller a copy of the final tax bill, Purchaser’s calculation of the reproration of the taxes and assessments and appropriate back-up materials related to the calculation. In addition, Seller may inspect Purchaser’s books and records related to the Property to confirm Purchaser’s calculation. If after Closing there is an adjustment or reassessment by any governmental authority with respect to, or affecting, any real estate taxes or assessments for the Property for the year of Closing or any prior year, any additional tax or assessment payment for the Property required to be paid that is not reimbursable by Tenants under the Leases with respect the year of Closing shall be prorated between Purchaser and Seller and any such additional tax or assessment payment for the Property for any year prior to the year of Closing shall be paid by Seller to the extent not reimbursable by Tenants under the Leases. This agreement shall expressly survive the Closing.

(iii)     If the annual reconciliation of tenant pass-throughs under the Leases for the 2011 calendar year (excluding Billbacks, which shall be governed by Section 5.4(a)(i) above) results in there being amounts due and payable by the Tenants, Purchaser will use commercially reasonable efforts to collect such amounts (provided, however, that commercially reasonable efforts exclude the obligation to declare a Tenant in default under its Lease or to file suit to collect such amounts) and will pay Seller its prorated share of such amounts promptly upon Purchaser’s receipt (but in no event later than June 30, 2012, provided Purchaser actually receives such amounts from the Tenants). If such reconciliation results in there being refunds due and payable to Tenants on account of the pass-throughs of specifically documented expenses, Seller will pay to Purchaser its prorated share of such amounts promptly upon receipt of a written request therefor from Purchaser (which shall in no event be delivered later than June 30, 2012). In the event that there shall be any Rents or other charges under any Leases which, although relating to a period prior to Closing, do not become due and payable until after Closing (excluding Billbacks, which shall be governed by Section 5.4(a)(i) above), then any Rents or charges of such type received by Purchaser or its agents subsequent to Closing (excluding Billbacks) shall, to the extent applicable to a period extending through the Closing, be prorated between Seller and Purchaser as of Closing and Seller’s portion thereof shall be paid to Seller by Purchaser promptly upon Purchaser’s receipt of such Rent or other charges (excluding Billbacks).

(iv)     Except for utilities which are the direct responsibility of the Tenants to the applicable public or private utilities supplier, Seller shall pay all utility bills received

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prior to Closing and shall be responsible for utilities furnished to the Property prior to Closing. Purchaser shall be responsible for the payment of all bills for utilities furnished to the Property subsequent to the Closing. Seller and Purchaser hereby agree to pay their respective shares of all utility bills (except for utilities which are the direct responsibility of the Tenants) received subsequent to Closing (if they include a service period prior to the date of Closing), which agreement shall survive Closing. Seller shall be entitled to all deposits presently in effect with the utility providers.

(v)      If Rents payable by the Tenants, or Billbacks incurred by Seller, for the month in which the Closing occurs or any prior period have not been received by Seller as of Closing, Purchaser will invoice for and use commercially reasonable efforts to collect such amounts from the Tenants (provided, however, that commercially reasonable efforts exclude the obligation to declare a Tenant in default under its Lease or to file suit to collect such amounts) and will pay Seller its prorated share of such amounts promptly upon Purchaser’s receipt in accordance with Section 5.4(b)(vi).

(vi)     Seller and Purchaser agree that all Rents received by Purchaser after Closing will be applied first (1st) to the Billbacks that are paid or incurred by Seller prior to the Closing Date, second (2nd) to Rents that are due and payable for the month in which the Closing occurs (excluding Billbacks), third (3rd) to Rents that become due and payable after the month in which Closing occurs (including Billbacks that are paid or incurred by Purchaser on or after the Closing Date), in reverse order of maturity, and fourth (4th) to Rents (excluding Billbacks) that are due and payable for all periods prior to the month in which Closing occurs, in reverse order of maturity.

(vii)    Seller may attempt to collect any delinquent Rents or Billbacks owed Seller and may institute any lawsuit or collection procedures, but may not evict or seek to evict any Tenant or terminate or seek to terminate any Lease. Purchaser shall promptly provide Seller any information in Purchaser’s possession that is reasonably necessary for Seller to invoice Tenants for Billbacks for electricity and after-hours HVAC.

(viii)   For the period commencing on March 1, 2011 (being the day immediately after the last day covered by the aged delinquency reports set forth on Exhibit R) and ending on the Closing Date, except for electricity and after-hours HVAC charges, Seller will not without Purchaser’s consent, which may not be unreasonably withheld, conditioned or delayed pay or incur costs that would constitute a Billback if the amount of any single Billback would exceed $10,000.00 or if the aggregate amount of all such Billbacks would exceed $25,000.00. At Closing, the Closing Statement shall identify those Billbacks (i) for electricity and after-hours HVAC charges then invoiced and due and payable by Tenants, and (ii) for tenant work orders then known to Seller to have been paid or incurred but not yet invoiced to Tenants (it being understood that there will be additional Billbacks for electricity and after-hours HVAC charges, and that there may be additional Billbacks for tenant work orders, each of which will not be known to Seller on the Closing Date but that nonetheless shall be adjusted for as they become known pursuant to Section 5.4(a)(i) and Section 5.4(b)(vi)). “Billbacks” means, with respect to each Lease, a reimbursement from the Tenant to Seller paid for electricity charges, after-hours HVAC charges and other work order income which are paid or incurred by the

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landlord under the Lease and to which the landlord is entitled to reimbursement from the Tenant; provided, however, that Billbacks do not include expenses included in “Annual Rental Adjustment” (as defined in the Leases). Billbacks are invoiced to Tenant by Seller on a trailing basis; e.g., amounts paid or incurred by the landlord relating to the month of January are billed to Tenant in mid- or late-February and are due and payable from Tenant immediately

(c)      Except as otherwise provided herein, any revenue or any expense amount that is the obligation of Seller and is not paid by the Tenants under the Leases and that which cannot be ascertained with certainty as of Closing shall be prorated on the basis of the parties’ good faith reasonable estimate of such amount, and shall be the subject of a final proration ninety (90) days after Closing, or as soon thereafter as the precise amounts can be ascertained. Purchaser shall promptly notify Seller when it becomes aware that any such estimated amount has been ascertained. Once all revenue and expense amounts have been ascertained, Purchaser shall prepare, and certify as correct, a final proration statement which shall be subject to Seller’s approval, not to be unreasonably withheld conditioned or delayed. Upon Seller’s acceptance and approval of any final proration statement submitted by Purchaser, such statement shall be conclusively deemed to be accurate and final.

(d)      Seller may prosecute appeals (if any) of the real estate taxes and assessments for the period prior to the Closing, and may take related action which Seller deems appropriate in connection therewith. Purchaser shall reasonably cooperate with Seller (but Purchaser shall not be obligated to incur any liability or expense in connection therewith other than de minimis expenses) in connection with such appeal and collection of a refund of real estate taxes and assessments paid. Seller owns and holds all right, title and interest in and to such appeals and refund, and all amounts payable in connection therewith shall be paid directly to Seller by the applicable authorities. If such refund or any part thereof is received by Purchaser, Purchaser shall promptly pay such amount to Seller. Any refund received by Seller shall be distributed as follows: first, to reimburse Seller for all costs incurred in connection with the appeal; second, with respect to refunds payable to Tenants under the Leases, to such Tenants in accordance with the terms of such Leases; and third, to Seller to the extent such appeal covers the period prior to the Closing, and to Purchaser to the extent such appeal covers the period as of the Closing and thereafter. If and to the extent any such appeal covers the period after the Closing, Purchaser shall have the right to participate in such appeal.

(e)      Upon Closing, Purchaser shall assume and agree to perform all of Seller’s obligations under or with respect to the Commission Agreement first arising from and after Closing, including without limitation, any and all obligations to pay leasing commissions which are due or payable under the Leases that result from the exercise of a renewal, extension or expansion of the Leases after Closing.

(f)       Subject to the final sentence of Section 5.4(c) hereof, the provisions of this Section 5.4 shall survive Closing.

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Section 5.5.        Transaction Taxes and Closing Costs.

(a)      Seller and Purchaser shall execute such returns, questionnaires and other documents as shall be required with regard to all applicable real property transaction taxes imposed by applicable federal, state or local law or ordinance.

(b)      Seller shall pay the fees of any counsel representing Seller in connection with this transaction. Seller shall also pay the following costs and expenses:

(i)       the cost of the Existing Survey;

(ii)      the transfer, documentary stamp, recordation or similar taxes which becomes payable by reason of the transfer of the Property and recording the Special Warranty Deed;

(iii)     any commission or fees payable to Holliday Fenoglio Fowler, L.P. (“Broker”);

(iv)     all recording costs relating to the Release of Declaration and the clearing from title of any Subsequent Exceptions that Seller is responsible hereunder to remove;

(v)      one-half of the escrow or closing fees, if any, which may be charged by the Escrow Agent or Title Company;

(vi)     the premium for the base owner’s title policy for the Property to be issued to Purchaser by the Title Company at Closing pursuant to the Title Commitment (such base owner’s title policy to specifically exclude the deletion of survey coverage); and

(vii)    all other costs and expenses incurred by Seller in closing and consummating the purchase and sale of the Property pursuant hereto.

(c)      Purchaser shall pay the fees of any counsel representing Purchaser in connection with this transaction. Purchaser shall also pay the following costs and expenses:

(i)       the fee for the title examination, the Title Commitment and the premiums or additional costs attributable to any extended coverage for the owner’s title policy, endorsements or additional title insurance coverage for the Property (including, without limitation, deletion of survey coverage);

(ii)      all due diligence costs incurred by Purchaser, including, without limitation, costs incurred to obtain any new environmental reports and property condition assessment reports or to further update any such reports included among the Deliveries;

(iii)     costs of any consultants, advisors, brokers (excluding Broker) and other agents or independent contractors engaged by Purchaser;

(iv)     the cost of the New Survey and any Updated Survey;

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(v)      the cost of any reliance letters for third party reports commissioned by Seller regarding the Property;

(vi)     recording fees for the Special Warranty Deed (and quitclaim deed if required pursuant to Section 5.2(a) hereof); and

(vii)    one-half of the escrow or closing fees, if any, which may be charged by the Escrow Agent or Title Company.

(d)      All costs and expenses incident to this transaction and the closing thereof, and not specifically described above, shall be paid by the party incurring same.

(e)      The provisions of this Section 5.5 shall survive the Closing.

Section 5.6.      Conditions Precedent to the Obligations of Purchaser.    The obligation of Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment and satisfaction prior to or simultaneously with Closing of all of the following conditions, any or all of which may be waived by Purchaser in its sole discretion:

(a)      Seller shall have delivered to Purchaser all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including but not limited to, the items described in Section 5.2 hereof;

(b)      All of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the Effective Date and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date (and with respect to Section 6.1(b) only, as if made without limitation or qualification as to Seller’s knowledge);

(c)      As of the Closing Date, Seller shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Seller;

(d)      There shall exist no pending or threatened action, suit or proceeding with respect to Seller before or by any court or administrative agency which seeks to restrain or prohibit, or to obtain damages or a discovery order with respect to, this Agreement or the consummation of the transactions contemplated hereby;

(e)      No Tenant shall be in monetary default under the terms of its Lease beyond the expiration of any applicable cure period provided in its Lease as of the Closing Date;

(f)       T-Mobile shall not have filed for protection under the United States Bankruptcy Code, nor had involuntary bankruptcy proceedings commenced against it which have not been dismissed.

(g)      The conditions set forth in Article IV and any other condition set forth in this Agreement to Purchaser’s obligation to close shall have been satisfied by the applicable date and time; and

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(h)      Between the Effective Date and the Closing Date, no “hazardous substances”, as that term is defined in the Environmental Laws, nor any other pollutants, toxic materials, or contaminants shall have been discharged, disbursed, released, stored, treated, generated, disposed of, or allowed to escape on the Property.

If any of the foregoing conditions has not been satisfied as of the Closing Date, Purchaser may, in its sole discretion: (i) terminate this Agreement by delivering written notice to Seller on or before the Closing Date, in which event the Deposit shall be returned to Purchaser; or (ii) elect to close, notwithstanding the non-satisfaction of such condition, and therefore waive satisfaction of such condition.

Section 5.7.      Conditions Precedent to the Obligations of Seller.    The obligation of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or before the Closing Date of all of the following conditions, any or all of which may be waived by Seller in its sole discretion:

(a)      Escrow Agent shall have received the Purchase Price, as adjusted by prorations, payment of closing costs and other adjustments set forth herein or on the Closing Statement, and Purchaser shall have authorized Escrow Agent to disburse same in accordance with the agreed-upon Closing Statement upon receipt of Seller’s instructions to Escrow Agent and Purchaser that Seller is ready to break escrow and close the transactions contemplated by this Agreement and that Escrow Agent is irrevocably authorized to record the Special Warranty Deed and to release all closing documents from escrow;

(b)      Purchaser shall have delivered to Seller all of the items required to be delivered to Seller pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 5.3 hereof;

(c)      All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the Closing Date; and

(d)      As of the Closing Date, Purchaser shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Purchaser.

Section 5.8.      Possession; Keys and Records. Possession of the Property shall be granted by Seller to Purchaser on the date of Closing, subject only to the Leases, the Operating Agreements and the other Permitted Exceptions. At Closing, Seller shall also deliver to Purchaser all of the keys to any doors or locks on the Property.

ARTICLE VI

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 6.1.          Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to Purchaser as of the Effective Date, which representations and warranties shall be deemed to have been made again, subject to any changes

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reported pursuant to Section 5.2(g) as of the Closing; provided, however, all representations and warranties set forth in this Section 6.1 shall be qualified by, and Seller shall have no liability for any breach if such results from or is based on a condition, state of facts or other matter which was disclosed in the Deliveries or which is reasonably inferable from the Deliveries:

(a)      Organization and Authority.  Seller has been duly organized and is validly existing under the laws of Germany and is duly qualified to transact business and is in good standing under the laws of the State of Texas. This Agreement has been duly authorized and executed on behalf of Seller, all necessary action on the part of Seller to authorize the transactions herein contemplated has been taken, and no further action is necessary for such purpose, and this Agreement constitutes the valid and binding agreement of Seller, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting generally the enforcement of creditor’s rights. Neither the execution and delivery of this Agreement nor the consummation of the transaction contemplated hereby will (i) be in violation of Seller’s organizational documents, (ii) conflict with or result in the breach or violation of any law, regulation, writ, injunction or decree of any court or governmental instrumentality applicable to Seller, or (iii) constitute a breach of any evidence of indebtedness or agreement of which Seller is a party or by which Seller is bound.

(b)      Pending Actions.  To Seller’s knowledge, Seller has not received written notice of any action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Seller which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement or have a material adverse effect on the Property.

(c)      No Other Agreements.  To Seller’s knowledge, other than the Leases, the Operating Agreements, the Commission Agreement and the Permitted Exceptions, there are no other leases, brokerage or leasing commission agreements, service contracts, management agreements, or other agreements or instruments of any kind in force and effect, oral or written, that will be binding on the Property or Purchaser after Closing or that grant to any person whomsoever or any entity whatsoever any right, title, interest or benefit in or to all or any part of the Property, any rights to acquire all or any part of the Property.

(d)      Condemnation.  To Seller’s knowledge, except as set forth on Exhibit P attached hereto, Seller has received no written notice of any condemnation or other eminent domain proceedings relating to the Property and has no knowledge of any pending or threatened condemnation or eminent domain proceedings (or proceedings in the nature or in lieu thereof) affecting the Property or any portion thereof or its use.

(e)      Litigation.  To Seller’s knowledge, except as set forth on Exhibit P attached hereto, Seller has not received written notice of any actions, suits, or proceedings pending, or to the best of Seller’s knowledge threatened in writing by any organization, person, individual, or governmental agency against Seller with respect to the Property or against the Property. Seller also has no knowledge of any pending or threatened application for changes in the zoning applicable to the Property or any portion thereof.

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(f)      Violations.  To Seller’s knowledge, except as set forth on Exhibit P attached hereto, Seller has not received written notice of any uncured violation of any federal, state or local law relating to the use or operation of the Property.

(g)      Leases.  The T-Mobile Building I Lease, the T-Mobile Building II Lease and the EFA Lease are all of the leases currently affecting the Property, and Seller has delivered to Purchaser a true, correct and complete copy of all the Leases. Except as noted on Exhibit R, Seller has not delivered any written notice to any Tenant under a Lease that such Tenant continues to be delinquent in the payment of rent for more than thirty (30) days.

(h)      Commission Agreements.  Other than that certain Commission Agreement dated November 3, 2005, as affected by that certain Side Letter dated December 7, 2007 (collectively, the “Commission Agreement”) by and between Duke Realty Limited Partnership (predecessor-in-interest to Seller) and The Staubach Company Southwest, Inc., there are no lease brokerage agreements, leasing commission agreements, or other agreements providing for payments of any amounts for leasing activities or procuring tenants with respect to the Property to which Seller is a party, and there are no brokerage commissions or other such payments that are or shall be due or payable by Seller from and after the Closing in connection with leasing activities with respect to the Property other than as set forth in the Commission Agreement. Included in the Deliveries was a true, correct and complete copy of the Commission Agreement.

(i)       Hazardous Substances.  To the Seller’s knowledge, and based solely on, and except as set forth in, the Existing Environmental Reports (as hereinafter defined) as to matters occurring before Seller came into ownership of the Property, (i) no “hazardous substances”, as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. § 9601, et seq., the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. § 6901, et seq., and the rules and regulations promulgated pursuant to these acts, any so-called “super-fund” or “super-lien” laws or any applicable state or local laws (collectively, the “Environmental Laws”), nor any other pollutants, toxic materials, or contaminants have been or shall prior to Closing be discharged, disbursed, released, stored, treated, generated, disposed of, or allowed to escape on the Property, (ii) no asbestos or asbestos containing materials have been installed, used, incorporated into, or disposed of on the Property, (iii) no polychlorinated biphenyls are located on or in the Property, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils, or any other device or form, (iv) no underground storage tanks are located on the Property, (v) no investigation, administrative order, consent order and agreement, litigation, or settlement with respect to hazardous substances has been entered into with respect to the Property, and (vi) the Property has not previously been used as a landfill, cemetery, or as a dump for garbage or refuse. As used herein, the term “Existing Environmental Reports” shall mean the reports and studies listed on Exhibit E attached hereto and by reference incorporated herein. Seller represents to Purchaser that to its knowledge the Existing Environmental Reports constitute all of the environmental reports and studies relating to the Land and Improvements obtained by Seller or any affiliate of Seller or otherwise in the possession or control of Seller. Except as expressly set forth in Section 6.1(f) and this Section 6.1(i), Seller makes no representation whatsoever regarding: (a) compliance with Environmental Laws, or (b) the presence, location or scope of any materials, waste, contaminates, pollutants, mold, fungus, bacteria or other substances or conditions which are toxic, dangerous, radioactive, disease

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causing, carcinogenic, infectious, caustic, or contain petroleum products or by-products, asbestos, heavy metals, or are defined as toxic, dangerous to health or otherwise hazardous by reference to any Environmental Laws.

(j)       No Assessments.    To the best of Seller’s knowledge, no assessments have been made against the Property that are unpaid, whether or not they have become liens.

(k)      Tax Contests.    Except as disclosed on Exhibit P attached hereto, and except with respect to matters which have been resolved or dismissed, Seller has not filed, and has not retained anyone to file, nor has Seller received written notice that any Tenant under the Leases has filed, notices of protest against, or to commence action to review, protest or contest real property tax assessments against the Property.

(l)       Tax Returns.    All property tax returns required to be filed by Seller relating to the Property under any law, ordinance, rule, regulation, order, or requirement of any governmental authority have been, or will be, as the case may be, truthfully, correctly and timely filed.

(m)     Compliance with International Trade Control Laws and OFAC Regulations.

(i)       Seller is not now nor shall it be at any time until Closing an individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity (collectively, a “Person”) with whom a United States citizen, entity organized under the laws of the United States or its territories or entity having its principal place of business within the United States or any of its territories (collectively, a “U.S. Person”), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including those executive orders and lists published by OFAC with respect to Persons that have been designated by executive order or by the sanction regulations of OFAC as Persons with whom U.S. Persons may not transact business or must limit their interactions to types approved by OFAC (“Specially Designated Nationals and Blocked Persons”) or otherwise.

(ii)      Seller is not now, and shall not be at any time until Closing, a Person with whom a U.S. Person, including a United States Financial Institution as defined in 31 U.S.C. 5312, as periodically amended (“Financial Institution”), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.

(iii)     Seller hereby covenants and agrees that if Seller obtains knowledge that any of the representations and warranties contained in this Section 6.1(m) is or becomes

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false, then Seller will immediately notify Seller in writing, and in such event, Purchaser will have the right to terminate this Agreement without penalty or liability to Purchaser immediately upon delivery of written notice thereof to Seller, in which event the Deposit will promptly be returned to Purchaser and neither party will have any further rights or obligations under this Agreement, except for such as specifically survive termination.

(n)      Operating Agreements.      Attached hereto as Exhibit B is a complete and accurate list and description of all of the Operating Agreements. Seller has provided Purchaser with true, correct and complete copies of all Operating Agreements. To Seller’s knowledge, all such Operating Agreements are in full force and effect in accordance with their respective provisions, all payments required to be made by Seller or the “Owner” thereunder have been paid in full, and to Seller’s knowledge, there is no default, or claim of default, or any event which the passage of time or notice, or both, would constitute a default on the part of any party to any of such Operating Agreements. All such Operating Agreements are terminable without penalty or obligation to pay any severance or similar compensation on no more than thirty (30) days notice, except as expressly set forth on Exhibit B. All Operating Agreements are assignable by Seller to Purchaser and no Operating Agreement prohibits such assignment or provides for any right, claim, or cause of action against Purchaser or the Property upon such assignment.

Section 6.2.        Knowledge Defined.    References to the “knowledge” of Seller shall refer only to the current actual knowledge of the Designated Representatives (as hereinafter defined) of Seller, and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller or any affiliate of Seller, to any leasing agent, or to any other officer, agent, manager, representative or employee of Seller or any affiliate thereof or to impose upon such Designated Representatives any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. As used herein, the term “Designated Representatives” shall refer to Birgit Prasch and M. Gregory Moore, each of whom has been actively involved in the management of Seller’s business with respect to the Property. Purchaser hereby acknowledges and agrees that no Designated Representative shall have any personal liability or responsibility whatsoever with respect to Seller’s representations and warranties hereunder by reason of his or her designation as a Designated Representative, and no alleged breach of any representation or warranty or any claim whatsoever shall at any time be asserted or enforceable against any one or more of the Designated Representatives.

Section 6.3.        Survival of Seller’s Representations and Warranties.      The representations and warranties of Seller set forth in this Agreement, including, without limitation, Section 6.1 hereof, as updated as of the Closing Date in accordance with the terms of this Agreement, shall survive Closing until 11:59 p.m. on December 31, 2011 (the “Limitations Period”), at which time they will be of no further force or effect except as hereinafter provided in this Section 6.3. Seller shall have no liability to Purchaser for a breach of any representation or warranty (a) unless and until the valid claims for all breaches aggregate more than ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00), in which case Seller shall be liable for the full amount of any such valid claims from the first dollar up to the Cap (as defined in this Section 6.3), and (b) unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller prior to 11:59 p.m. on December 31, 2011 and an action shall have been commenced by Purchaser against Seller within thirty (30) days after the expiration of the Limitations Period. As used herein, the term “Cap”

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shall mean an amount equal to ONE MILLION AND NO/100 DOLLARS ($1,000,000.00). In no event whatsoever shall Seller have any liability to Purchaser in excess of the Cap for any claims asserted after Closing for any breach.

Section 6.4.        Covenants of Seller.  Seller hereby covenants with Purchaser as follows:

(a)      From the Effective Date hereof until the Closing or earlier termination of this Agreement, Seller shall operate and maintain the Property in substantially the same manner in which the Property is being currently operated and maintained.

(b)      Prior to Closing, Seller shall file a Form 8288-B, FIRPTA Withholding Certificate (the “FIRPTA Certificate”) in the form required by the Internal Revenue Service, a copy of which shall be provided to Purchaser on or prior to the Closing, along with proof of delivery to the Internal Revenue Service. The FIRPTA Certificate will indicate the taxable gain, if any, that Seller will recognize upon the sale of the Property to Purchaser and the tax liability amount required to be paid to the Internal Revenue Service in connection therewith (the “Certificate Tax Amount”). Pursuant to Section 4.01 of Revenue Procedure 2000-35, 2000-2 CB 211 (August 9, 2000) and the filing of such FIRPTA Certificate with the Internal Revenue Service prior to the date of sale, Purchaser is required to withhold from the sales proceeds ten percent (10%) of the gross sales proceeds derived from the sale of the Property, but is not required to pay such withheld amounts to the Internal Revenue Service pending approval of said FIRPTA Certificate by the Internal Revenue Service. Accordingly, Seller and Purchaser agree that Purchaser shall withhold ten percent (10%) of the gross sales proceeds (the “Escrowed Funds”), from the Purchase Price and pay the Escrowed Funds to Escrow Agent, acting as withholding escrow agent (“Withholding Escrow Agent”), to hold pending consideration of the FIRPTA Certificate by the Internal Revenue Service. If the Internal Revenue Service approves the FIRPTA Certificate, Seller and Purchaser shall direct Withholding Escrow Agent to apply the Escrowed Funds to pay such approved tax liability (the “Final Tax Liability”) within twenty (20) days after such approval. If the Final Tax Liability is greater than the Escrowed Funds, then Seller shall be fully liable to the Internal Revenue Service for all amounts owed over and beyond the Escrowed Funds. If the Final Tax Liability is less than the Escrowed Funds, then Withholding Escrow Agent shall promptly pay the excess to Seller, together with the interest or income earned on the Escrowed Funds. If the IRS denies the FIRPTA Certificate, then the Seller and Purchaser shall direct Withholding Escrow Agent to immediately pay the Escrowed Funds to the Internal Revenue Service in fulfillment of the Purchaser’s obligations under FIRPTA. It is anticipated by Seller that the Final Tax Liability will equal the Certificate Tax Amount. Seller shall promptly forward to Purchaser any written communications from or to the Internal Revenue Service regarding the FIRPTA Certificate. Seller and Purchaser acknowledge that the IRS normally acts on applications received within 90 days of the receipt of all information necessary to make a proper determination as to required FIRPTA withholding. Seller shall file or cause to be filed any and all tax returns, information returns or any other required filings in connection with the transfer on or before the due date of such returns with the Internal Revenue Service and timely pay any and all tax liabilities associated therewith. Seller hereby agrees to hold Purchaser harmless from and against any and all losses, liabilities, claims, damages, costs and expenses (including reasonable attorneys’ fees, interest and penalties) incurred or realized by Purchaser and relating to the payment to the Internal Revenue Service of any such withholding tax due

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upon the sale of the Property by Seller to Purchaser. Each of Seller and Purchaser agrees to execute and deliver at the Closing an escrow agreement with Withholding Escrow Agent that reflects the provisions of this Section 6.4(b) in the form attached hereto as Exhibit S (the “Withholding Escrow Agreement”). Such escrow agreement shall provide for the investment of the Escrowed Funds in designated investments or accounts available to Escrow Agent and approved by Seller, and all interest or other income earned thereon shall be added to and deemed a part of the Escrowed Funds. Seller will pay all costs and expenses relating to the escrow account established pursuant to this Section 6.4(b). In the event that a FIRPTA Certificate is not filed in accordance with this Section 6.4(b) prior to Closing, Purchaser shall withhold ten percent (10%) of the gross sales proceeds from the Purchase Price and remit such amount to the Internal Revenue Service in accordance with its obligations set forth in Section 1445 of the Internal Revenue Code.

(c)      From the Effective Date through the Closing, Seller shall not modify, amend or terminate the Leases without first obtaining Purchaser’s prior written consent, which consent may be granted or withheld in Purchaser’s sole discretion.

(d)      From the Effective Date through the Closing, Seller shall not enter into any lease or similar agreement with respect to the occupancy of the Property or any portion or portions thereof without first obtaining Purchaser’s prior written consent, which consent may be granted or withheld in Purchaser’s sole discretion.

(e)      Seller hereby covenants that, from the Effective Date of this Agreement up to and including the Closing Date, Seller shall not, without Purchaser’s prior written consent, which may be granted or withheld in Purchaser’s sole discretion: (i) negotiate with any third party respecting the sale of the Property or any interest therein, (ii) enter into any new agreement of any kind respecting the Property; (iii) waive in writing any rights of Seller under the Leases; (iv) grant or otherwise create or consent to the creation of any easement, restriction, lien, assessment, or encumbrance respecting the Property; or (v) create or modify any exceptions to title to the Property, or initiate or consent to any action with respect to zoning or other Property entitlements or permits.

(f)       Seller shall neither transfer nor remove any Personal Property or fixtures from the Property after the Effective Date except for the purposes of replacement thereof, in which case such replacements shall be promptly installed and shall be comparable in quality to the items being replaced.

(g)      Seller shall, from and after the Effective Date through the Closing Date, use commercially reasonable efforts to perform and discharge all of the duties and obligations and comply with every covenant and agreement of the landlord under the Leases, at Seller’s expense, in the manner and within the time limits required thereunder. Furthermore, Seller shall, for the same period of time, use commercially reasonable efforts to cause the Tenants to perform all of their duties and obligations under the Leases and otherwise comply with each and every one of their covenants and agreements under the Leases.

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(h)      From the Effective Date through the Closing, Seller shall continue to carry the same special form/”all risk” insurance covering the Property that is currently in force and effect.

Section 6.5.      Representations and Warranties of Purchaser.    Purchaser hereby makes the following representations and warranties to Seller as of the Effective Date, which representations and warranties shall be deemed to have been made again as of the Closing, subject to Section 5.3(g) hereof:

(a)      Organization and Authority.     Purchaser has been duly organized and is validly existing under the laws of the State of Georgia. Purchaser has the full right and authority to enter into this Agreement and to consummate or cause to be consummated the transaction contemplated by this Agreement. The person or persons signing this Agreement on behalf of Purchaser are authorized to do so.

(b)      Pending Actions.     To Purchaser’s knowledge, there is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

(c)      Compliance with International Trade Control Laws and OFAC Regulations.

(i)       Purchaser is not now nor shall it be at any time until Closing a Person with whom a U.S. Person is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by OFAC (including those executive orders and lists published by OFAC with respect to Persons that have been designated as Specially Designated Nationals and Blocked Persons) or otherwise.

(ii)      Neither Purchaser nor Wells Core Office Income Operating Partnership, L.P. is now, and neither shall be at any time until Closing, a Person with whom a U.S. Person, including a Financial Institution, is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.

(iii)     Purchaser hereby covenants and agrees that if Purchaser obtains knowledge that any of the representations and warranties contained in this Section 6.5(c) is or becomes false, then Purchaser will immediately notify Seller in writing, and in such event, Seller will have the right to terminate this Agreement without penalty or liability to Seller immediately upon delivery of written notice thereof to Purchaser, in which event the Deposit will promptly be returned to Purchaser and neither party will have any further rights or obligations under this Agreement, except for such as specifically survive termination.

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Section 6.6.        Survival of Purchaser’s Representations and Warranties.    The representations and warranties of Purchaser set forth in Section 6.5 hereof shall survive Closing until the expiration of the Limitations Period.

Section 6.7.        Knowledge of Purchaser Defined.      References to the “knowledge” of Purchaser shall refer only to the current actual knowledge of the Purchaser Designated Representatives (as hereinafter defined), and shall not be construed, by imputation or otherwise, to refer to the knowledge of Purchaser or any affiliate of Purchaser, to any leasing agent, or to any other officer, agent, manager, representative or employee of Purchaser or any affiliate thereof or to impose upon such Purchaser Designated Representatives any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. As used herein, the term “Purchaser Designated Representatives” shall refer to Keith Willby. Seller hereby acknowledges and agrees that no Purchaser Designated Representative shall have any personal liability or responsibility whatsoever with respect to Purchaser’s representations and warranties hereunder by reason of his or her designation as a Purchaser Designated Representative and no alleged breach of any representation or warranty or any claim whatsoever shall at any time be asserted or enforceable against any one or more of the Purchaser Designated Representatives.

ARTICLE VII

DEFAULT

Section 7.1.    Default by Purchaser.  In the event that the sale of the Property as contemplated hereunder is not consummated due to Purchaser’s default hereunder, Seller shall be entitled, as its sole and exclusive remedy, to terminate this Agreement by written notice to Purchaser and Escrow Agent and to immediately receive the Deposit as liquidated damages (and not as a penalty) for the breach of this Agreement, it being agreed between the parties hereto that: (i) it would be impracticable and extremely difficult to fix or establish actual damages of Seller in the event of a default hereunder by Purchaser and (ii) the amount of the Deposit is the parties’ best and most reasonable and fair estimate of Seller’s damages in the event of Purchaser’s default. Seller agrees that in the event of a default by Purchaser, Seller shall not initiate any proceeding to recover damages from Purchaser, but shall limit its recovery to the receipt and retention of the Deposit, Seller hereby expressly WAIVING AND RELINQUISHING any and all other remedies at law or in equity and Seller hereby WAIVES AND RELEASES any right to (and hereby covenants that it shall not) sue Purchaser: (a) for specific performance of this Agreement, or (b) to recover any damages of any nature or description other than or in excess of the Deposit. Purchaser hereby WAIVES AND RELEASES any right to (and hereby covenants that it shall not) sue Seller or seek or claim a refund of the Deposit (or any part thereof) on the grounds it is unreasonable in amount and exceeds Seller’s actual damages or that its retention by Seller constitutes a penalty and not agreed upon and reasonable liquidated damages.

Section 7.2.    Default by Seller.  If Seller defaults in any of its obligations under this Agreement to be performed at or prior to Closing, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Deposit from Escrow Agent, and in the case of a

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material default by Seller, Seller shall also pay to Purchaser all actual out-of-pocket expenses incurred by Purchaser in connection with this transaction, provided that such reimbursement of out-of-pocket expenses shall not exceed the sum of $100,000 in the aggregate, which return and reimbursement, if applicable, shall operate to terminate this Agreement and release Seller from any and all liability hereunder, or (b) to enforce specific performance of Seller’s obligation to convey the Property to Purchaser in accordance with this Agreement. Except as set forth above, Purchaser expressly WAIVES AND RELEASES its rights to seek damages in the event of Seller’s default hereunder. In no event shall Seller be liable for consequential, speculative, remote or punitive damages and Purchaser hereby WAIVES AND RELEASES any right to seek or collect any such consequential, speculative, remote or punitive damages. Purchaser shall be deemed to have elected to terminate this Agreement and to receive a return of the Deposit from Escrow Agent and, if applicable, the reimbursement of Purchaser’s actual, out-of-pocket expenses pursuant to clause (a) above, if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before sixty (60) days following the date upon which the Closing was to have occurred.

Section 7.3.     Recoverable Damages.        Notwithstanding Section 7.1 and Section 7.2 hereof, in no event shall the provisions of Section 7.1 and Section 7.2 limit the damages recoverable by either party against the other party due to the other party’s obligation to indemnify such party in accordance with Section 4.2(c), Section 6.4(b) and Section 9.1 of this Agreement.

ARTICLE VIII

RISK OF LOSS

Section 8.1.    Damage or Destruction.    If any of the Improvements shall be destroyed or damaged prior to the Closing, and if either the estimated cost of repair or replacement exceeds Two Million and No/100th Dollars ($2,000,000.00) or the damage is such that either the T-Mobile Building I Lease or the T-Mobile Building II Lease is terminated or terminable at the option of T-Mobile (unless the termination option is waived in writing), Purchaser may, by written notice given to Seller within twenty (20) days after receipt of written notice from Seller of such damage or destruction, elect to terminate this Agreement, in which event the Deposit shall immediately be returned by Escrow Agent to Purchaser and the rights, duties, obligations, and liabilities of all parties hereunder shall immediately terminate and be of no further force or effect, except for the obligations of the parties hereunder which expressly survive the termination of this Agreement. If Purchaser does not elect to terminate this Agreement pursuant to this Section 8.1, or has no right to terminate this Agreement (because the damage or destruction does not exceed $2,000,000.00 and would not give rise to a right by T-Mobile to terminate either the T-Mobile Building I Lease or the T-Mobile Building II Lease), and the sale of the Property is consummated, Purchaser shall be entitled to receive all insurance proceeds paid or payable to Seller by reason of such destruction or damage under the insurance required to be maintained by Seller pursuant to Section 6.4(h) hereof or insurance maintained by the Tenants under the Leases (less amounts of insurance theretofore received and applied by Seller to costs actually incurred for restoration). Seller shall not settle or release any damage or

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destruction claims without obtaining Purchaser’s prior written consent in each case, such consent not to be unreasonably withheld. All said insurance proceeds received by Seller by the date of Closing shall be paid by Seller to Purchaser at Closing, together with the amount of the deductible under Seller’s all risk property damage insurance policy. If the amount of said casualty proceeds is not settled by the date of Closing, Seller shall execute at Closing all proofs of loss, assignments of claim, and other similar instruments reasonably required to enable Purchaser to receive all of Seller’s right, title, and interest in and under said insurance proceeds for the period of time commencing on the date of Closing, but Seller shall be entitled to sums paid for the period of time prior to the date of Closing.

Section 8.2.    Condemnation.    If, prior to the Closing, all or any part of the Property or any means of ingress, egress or access to the Property is subjected to a bona fide threat of condemnation by a body having the power of eminent domain or is taken by eminent domain or condemnation (or sale in lieu thereof), or if Seller has received notice that any condemnation action or proceeding with respect to the Property or any means of ingress, egress or access to the Property is contemplated by a body having the power of eminent domain, Seller shall give Purchaser immediate written notice of such threatened or contemplated condemnation or of such taking or sale, and if Purchaser reasonably determines that such condemnation will materially interfere with the operation or value of such Property, Purchaser may by written notice to Seller given within thirty (30) days of the receipt of such notice from Seller, elect to cancel this Agreement. If Purchaser chooses to cancel this Agreement in accordance with this Section 8.2, then the Deposit shall be returned immediately to Purchaser by Escrow Agent and the rights, duties, obligations, and liabilities of the parties hereunder shall immediately terminate and be of no further force and effect, except for the obligations of the parties hereunder which expressly survive the termination of this Agreement. If Purchaser does not elect to terminate this Agreement in accordance herewith, this Agreement shall remain in full force and effect and the sale of the Property contemplated by this Agreement, less any interest taken by eminent domain or condemnation, or sale in lieu thereof, shall be effected with no further adjustment and without reduction of the Purchase Price, and at the Closing, Seller shall assign, transfer, and set over to Purchaser all of the right, title, and interest of Seller in and to any awards that have been or that may thereafter be made for such taking. At such time as all or a part of the Property is subjected to a bona fide threat of condemnation and Purchaser shall not have elected to terminate this Agreement as hereinabove provided, Purchaser shall be permitted to participate in the proceedings as if Purchaser were a party to the action, as its interests may appear. Seller shall not settle or agree to any award or payment pursuant to condemnation, eminent domain, or sale in lieu thereof without obtaining Purchaser’s prior written consent thereto in each case, such consent not be unreasonably withheld.

ARTICLE IX

COMMISSIONS

Section 9.1.        Brokerage Commissions.  Seller acknowledges that Broker has been engaged by Seller to assist with this transaction and Seller shall be fully responsible for any compensation owed Broker in connection with this transaction pursuant to a separate written agreement between Seller and Broker. Broker hereby agrees that it shall accept such

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commission in full and complete satisfaction of the commission payable to it in connection with the purchase and sale of the Property and that in the event the purchase and sale of the Property is not closed and consummated for any reason whatsoever, then no commission shall have been earned and none shall be payable. Broker agrees that it will execute and deliver to Purchaser and Seller at Closing a waiver of all broker’s lien rights in form and content reasonably acceptable to Purchaser, Seller and the Title Company (the “Broker Lien Waiver”). Seller shall and does hereby indemnify and hold harmless Purchaser from and against any claim, whether or not meritorious, for any real estate sales commission, finder’s fees, or like compensation in connection with the sale contemplated hereby and arising out of any act or agreement of Seller, including any claims asserted by Broker. Likewise, Purchaser shall and does hereby indemnify and hold harmless Seller from and against any claim, whether or not meritorious, for any real estate sales commission, finder’s fees, or like compensation in connection with the sale contemplated hereby and arising out of any act or agreement of Purchaser, except any such claims asserted by Broker. The provisions of this Section 9.1 shall survive Closing or any termination of this Agreement.

ARTICLE X

DISCLAIMERS AND WAIVERS

Section 10.1.  NO RELIANCE ON DOCUMENTS.  EXCEPT AS EXPRESSLY STATED HEREIN, SELLER MAKES NO REPRESENTATION OR WARRANTY AS TO THE TRUTH, ACCURACY OR COMPLETENESS OF ANY MATERIALS, DATA OR INFORMATION DELIVERED BY SELLER OR ITS BROKERS OR AGENTS TO PURCHASER IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY. PURCHASER ACKNOWLEDGES AND AGREES THAT ALL MATERIALS, DATA AND INFORMATION DELIVERED BY SELLER TO PURCHASER IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY ARE PROVIDED TO PURCHASER AS A CONVENIENCE ONLY AND THAT ANY RELIANCE ON OR USE OF SUCH MATERIALS, DATA OR INFORMATION BY PURCHASER SHALL BE AT THE SOLE RISK OF PURCHASER, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN. NEITHER SELLER NOR ANY AFFILIATE OF SELLER SHALL HAVE ANY LIABILITY TO PURCHASER FOR ANY INACCURACY IN OR OMISSION FROM ANY SUCH REPORTS.

Section 10.2.  AS-IS SALE; DISCLAIMERS.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN THE DOCUMENTS EXECUTED AND DELIVERED BY SELLER TO PURCHASER AT CLOSING, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO FITNESS FOR A PARTICULAR PURPOSE. PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS”, EXCEPT TO THE EXTENT EXPRESSLY PROVIDED FOR IN THIS AGREEMENT OR IN ANY OTHER

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DOCUMENT EXECUTED BY SELLER AND DELIVERED TO PURCHASER AT CLOSING. PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, OFFERING PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN THE DOCUMENTS EXECUTED AND DELIVERED BY SELLER TO PURCHASER AT CLOSING. PURCHASER ALSO ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE PROPERTY IS BEING SOLD “AS-IS” SUBJECT TO ALL OF THE TERMS AND CONDITIONS HEREOF.

PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN THE DOCUMENTS EXECUTED AND DELIVERED BY SELLER TO PURCHASER AT CLOSING. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN THE DOCUMENTS EXECUTED AND DELIVERED BY SELLER TO PURCHASER AT CLOSING, UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INVESTIGATIONS, AND EXCEPT WITH RESPECT TO MATTERS WHICH BY THE EXPRESS TERMS OF THIS AGREEMENT SURVIVE CLOSING, PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER’S PARTNERS, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER’S PARTNERS, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, ENVIRONMENTAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER FACTS, OMISSIONS, EVENTS CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY.

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Section 10.3.  SURVIVAL OF DISCLAIMERS.  THE PROVISIONS OF THIS SECTION 10.1 AND SECTION 10.2 SHALL SURVIVE CLOSING OR ANY TERMINATION OF THIS AGREEMENT.

ARTICLE XI

MISCELLANEOUS

Section 11.1.  Confidentiality.  Except for such disclosures by a party as may be required by law and such disclosures to lenders, creditors, officers, employees and agents of either of them and governmental and quasi-governmental authorities as may be necessary to permit Purchaser and Seller to perform their respective obligations and/or due diligence investigations hereunder, Purchaser and its representatives shall hold in strictest confidence all data and information obtained with respect to Seller or its business, whether obtained before or after the execution and delivery of this Agreement, and shall not disclose the same to others. Notwithstanding the foregoing, Purchaser shall have no obligation to maintain the confidentiality of any information which is available to the public. In the event this Agreement is terminated or Purchaser fails to perform hereunder, Purchaser shall promptly return to Seller any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transaction contemplated herein. In the event of a breach or threatened breach by Purchaser or its agents or representatives of this Section 11.1, Seller shall be entitled to an injunction restraining Purchaser or its agents or representatives from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Seller from pursuing any other available remedy at law or in equity for such breach or threatened breach. The provisions of this Section 11.1 shall survive any termination of this Agreement.

Section 11.2.  Public Disclosure.  Except as required by law, Purchaser and Seller shall not release to the public information of any kind with respect to the sale contemplated herein or any matters set forth in this Agreement; provided, however, that notwithstanding anything to the contrary in this Agreement, after Closing, (i) either party may without consent of the other make any press release or other disclosure so long as it shall omit the Purchase Price unless disclosure of such is required by law, and (ii) either party or any affiliate of either party of any tier may make any public statement, filing or other disclosure which any of them reasonably believes to be required or desirable under applicable securities or investment laws (including any applicable securities laws of Germany) or in connection with any securities offering or registration by either party and/or any parent or other affiliate of either party of any tier, or as may be requested or required by the New York Stock Exchange, SEC or other securities market (including any applicable securities market or regulatory body of Germany). The provisions of this Section 11.2 shall survive Closing or any termination of this Agreement.

Section 11.3.  Assignment.  Neither party may assign this Agreement without the prior written consent of the other, and any such prohibited assignment shall be void; provided,

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however, that Purchaser may assign this Agreement without Seller’s consent to Wells Core Office Income Operating Partnership, L.P., Wells Core Office Income REIT, Inc. or any Affiliate. Any assignee or transferee under any such assignment or transfer by Purchaser as to which the written consent of Seller has been given or as to which the consent of Seller is not required hereunder shall expressly assume all of Purchaser’s duties and obligations under this Agreement by written instrument delivered to Seller as a condition to the effectiveness of such assignment or transfer. For the purposes of this paragraph, the term “Affiliate” means (a) an entity that directly or indirectly controls, is controlled by or is under common control with the Purchaser, Wells Core Office Income Operating Partnership, L.P. or Wells Core Office Income REIT, Inc., or (b) an entity at least a majority of whose economic interest is owned by Purchaser or Wells Core Office Income Operating Partnership, L.P. or Wells Core Office Income REIT, Inc.; and the term “control” means the power to direct the management of such entity through voting rights, ownership or contractual obligations. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties.

Section 11.4.  Notices.  Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile or other electronic transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or, in the case of facsimile or other electronic transmission, as of the date of the facsimile or other electronic transmission, provided that any facsimile or other electronic transmission received after 5:00 p.m. Eastern time shall be deemed received on the next succeeding business day, and further provided that an original of such facsimile or other electronic transmission is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

If to Seller:	KanAm Grund Kapitalanlagegesellschaft mbH
Messe Turm
60308 Frankfurt am Main
Germany
	Attention:	Olivier Catusse, Managing Director
	Email:	O.Catusse@kanam-grund.de
	Facsimile:	011-49-69-7104-11-600

42

with a copy to:	KanAm Grund America
The Forum
3290 Northside Parkway
Suite 840
Atlanta, Georgia 30327

	Attention:	M. Gregory Moore
	Email:	G.Moore@kanam-grund-america.com
	Facsimile:	(678) 651-2671

	Attention:	Manish Bhatia
	Email:	M.Bhatia@kanam-grund-america.com
	Facsimile:	(678) 651-2671

and with a copy to:	KanAm Grund Kapitalanlagegesellschaft mbH
Messe Turm
60308 Frankfurt am Main
Germany
	Attention:	Andreas Fauner
	Email:	A.Fauner@kanam-grund.de
	Facsimile:	011-49-69-7104-11-600

and with a copy to:	King & Spalding LLP
1180 Peachtree Street
Atlanta, Georgia 30309
	Attention:	W. Clay Gibson, Esq.
Noah P. Peeters, Esq.
	Email:	cgibson@kslaw.com
npeeters@kslaw.com
	Facsimile:	(404) 572-5131

If to Purchaser:	Wells Core REIT - 7624/7668 Warren, LLC
c/o Wells Real Estate Funds, Inc.
6200 The Corners Parkway
Suite 250
Norcross, Georgia 30092
	Attention:	Keith Willby
	Email:	Keith.Willby@WellsREF.com
	Facsimile:	(770) 243-8510

with a copy to:	Troutman Sanders LLP
Bank of America Plaza, Suite 5200
600 Peachtree Street, N.E.
Atlanta, Georgia 30308
	Attention:	Jeff Greenway, Esq.
	Email:	jeff.greenway@troutmansanders.com
	Facsimile:	(404) 962-6776

43

If to Escrow Agent:	Fidelity National Title Insurance Company
200 Galleria Parkway
Suite 2060
Atlanta, Georgia 30339
	Attention:	Judy Stillings
	Email:	Judy.Stillings@fntg.com
	Facsimile:	(404) 303-6307

Section 11.5.  Modifications.    This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge this Agreement in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

Section 11.6.  Entire Agreement.    This Agreement, including the exhibits and schedules hereto, together with that certain Confidentiality Agreement entered into between the Purchaser and Broker for the benefit of Seller with respect to the Property, that certain additional Confidentiality Agreement from Purchaser for the benefit of Seller, dated February 1, 2011 with respect to the financial statements of T-Mobile West Corporation, and the Access Agreement contain the entire agreement between the parties hereto pertaining to the subject matter hereof. This Agreement fully supersedes all prior written or oral agreements and understandings (other than said Confidentiality Agreements and said Access Agreement, which shall remain in full force and effect until terminated in accordance with their respective terms), between the parties pertaining to such subject matter.

Section 11.7.  Further Assurances.    Each party agrees that it will execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate the transaction contemplated by this Agreement. The provisions of this Section 11.7 shall survive Closing.

Section 11.8.  Counterparts.    This Agreement may be executed in counterparts, all such executed counterparts shall constitute the same Agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

Section 11.9.  Severability.    If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

Section 11.10. Applicable Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. Purchaser and Seller agree that the provisions of this Section 11.10 shall survive the Closing or any termination of this Agreement.

Section 11.11. No Third-Party Beneficiary.    The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

44

Section 11.12. Captions.    The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

Section 11.13. Construction.    The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

Section 11.14. Recordation.    Neither this Agreement, nor any memorandum hereof, may be recorded by any party hereto without the prior written consent of the other party hereto, which consent may be granted or withheld by Seller or Purchaser in its sole and absolute discretion. The provisions of this Section 11.14 shall survive the Closing or any termination of this Agreement.

Section 11.15. Attorneys’ Fees.    If either party commences legal proceedings for any relief against the other party arising out of this Agreement or any documents, agreements, exhibits or certificates contemplated hereby, the losing party shall pay the prevailing party’s reasonable attorney’s fees and costs actually incurred upon final settlement, judgment or appeal thereof, as determined by the court.

Section 11.16. Computation of Time Periods.    All periods of time referred to in this Agreement shall include all Saturdays, Sundays and state or national holidays, unless the period of time specifies business days, provided that if the date or last date to perform any act or give any notice or approval shall fall on a Saturday, Sunday or national holiday, such act or notice may be timely performed or given on the next succeeding day which is not a Saturday, Sunday or national holiday.

Section 11.17. Effective Date.    As used in this Agreement, the term “Effective Date” shall mean the date upon which this Agreement has been fully executed by Seller and Purchaser, and each of Seller and Purchaser has received a fully executed counterpart hereof. The party last executing this Agreement shall deliver a fully executed original counterpart to the other party by overnight delivery for receipt on the next succeeding business day and shall insert such next succeeding business day on the first page of this Agreement and in the following blank April 5, 2011 as the Effective Date on all original counterparts of this Agreement.

[Signatures commence on following page.]

45

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

SELLER:

KANAM GRUND KAPITALANLAGEGESELLSCHAFT
MBH, a German limited liability company, for the benefit of the KanAm US Grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH

By:	/s/ Matti Kreutzer

Name:	Matti Kreutzer

Title:	Managing Director

By:	/s/ Olivier Calusse

Name:	Olivier Calusse

Title:	Managing Director

[signatures continue on following page]

Signature Page to Purchase and Sale Agreement

PURCHASER:

WELLS CORE REIT - 7624/7668 WARREN, LLC, a Delaware limited liability company

By:	Wells Core Office Income Operating Partnership, L.P., a Delaware limited partnership, its sole member

	By:	Wells Core Office Income REIT, Inc., a Maryland corporation, its sole general partner

		By:	/s/ Randall D. Fretz
		Name:	Randall D. Fretz
		Title:	Sr. Vice President

[signatures continue on following page]

Signature Page to Purchase and Sale Agreement

JOINDER BY ESCROW AGENT

Escrow Agent executes this Agreement below solely for the purpose of acknowledging that it agrees to be bound by the provisions of Section 2.5, Section 2.6, Section 6.4(b), Section 7.1 and Section 7.2 hereof.

ESCROW AGENT

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:	/s/ Judy A. Stillings

Name:	Judy A. Stillings

Title:	Sr. Transaction Specialist

Signature Page to Joinder by Escrow Agent

JOINDER BY BROKER

Broker executes this Agreement below solely for the purpose of acknowledging that it agrees to be bound by the provisions of Section 9.1 hereof.

BROKER

HOLLIDAY FENOGLIO FOWLER, L.P.

By:	/s/ Barry M. Brown

Name:	Barry M. Brown

Title:	Senior Managing Director

Signature Page to Joinder by Broker

EXHIBIT A-1

DESCRIPTION OF DUKE BRIDGES PROJECT I LAND

DESCRIPTION of a 10.829 acre tract of land situated in the G.A. Martin Survey, Abstract No. 604, in the City of Frisco, Collin County, Texas, said tract being all of Lot 1, Block A, Duke Office Park, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 201 of the Plat Records of Collin County, Texas, said tract being part of that certain tract of land described in Special Warranty Deed to Duke Construction Limited Partnership recorded in County Clerk’s Instrument Number 2006-0309000310290 of the Deed Records of Collin County, Texas, said 10.829 acre tract being more particularly described as follows:

BEGINNING at a “+” cut in stone found at the north end of a right-of-way corner clip at the intersection of the north right-of-way line of Warren Parkway (a variable width right-of-way) and the west right-of-way line of Parkwood Boulevard (a variable width right-of-way), said point being the northernmost southeast comer of said Lot 1;

THENCE, South 43 degrees, 59 minutes, 05 seconds West, along said corner clip, a distance of 28.32 feet to a “+” cut in stone found at the south end of said corner clip, said point being in the said north line of Warren Parkway;

THENCE, along the said north line of Warren Parkway, the following two (2) calls:

South 88 degrees, 54 minutes, 31 seconds West, a distance of 226.14 feet to a 5/8-inch iron rod with “PBS&J” cap found at the beginning of a tangent curve to the left;

In a westerly direction, along said curve to the left, having a central angle of 10 degrees, 54 minutes, 08 seconds, a radius of 1,614.00 feet, a chord bearing and distance of South 83 degrees, 27 minutes, 27 seconds West, 306.65 feet, an arc distance of 307.11 feet to a “+” cut in concrete found for corner, said point being the southwest corner of said Lot 1 and the southeast corner of Lot 2, of said Block A;

THENCE, departing the said north line of Warren Parkway and along the east line of said Lot 2, the following five (5) calls:

North 11 degrees, 59 minutes, 12 seconds West, a distance of 15.02 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found at the beginning of a non-tangent curve to the right;

In northerly direction, along said curve to the right, having a central angle of 11 degrees, 55 minutes, 23 seconds, a radius of 881.50 feet, a chord bearing and distance of North 05 degrees, 02 minutes, 48 seconds West, 183.11 feet, an arc distance of 183.44 feet to a “+” cut in concrete found at the end of said curve; North 00 degrees, 54 minutes, 53 seconds East, a distance of 263.98 feet to a “+” cut in concrete found at the beginning of a tangent curve to the right;

In a northerly direction, along said curve to the right, having a central angle of 07 degrees, 30 minutes, 51 seconds, a radius of 1,316.01 feet, a chord bearing and distance

Exhibit A-1 - Page 1

of North 04 degrees, 40 minutes, 19 seconds East, 172.47 feet, an arc distance of 172.59 feet to a “+” cut in concrete found at the end of said curve, said point being the beginning of a reverse curve to the left;

In a northerly direction, along said curve to the left, having a central angle of 07 degrees, 31 minutes, 14 seconds, a radius of 1,439.75 feet, a chord bearing and distance of North 04 degrees, 40 minutes, 07 seconds East, 188.84 feet, an arc distance of 188.98 feet to a “+” cut in concrete found for comer, said point being the northwest comer of said Lot 1, the northeast corner of said Lot 2, the southeast comer of Lot 3, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 376 of said Plat Records and the southwest corner of Lot 2R, Block A of said Parkwood @ Frisco Bridges;

THENCE, South 89 degrees, 05 minutes, 15 seconds East, along the south line of said Lot 2R and the south line of Lot lR, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 200 of said Plat Records, at a distance of 262.91 feet passing the southeast corner of said Lot 2R and the southwest corner of said Lot 1R, continuing in all a total distance of 697.58 feet to a 5/8-inch iron rod with “PBS&J” cap found for corner in the said west line of Parkwood Boulevard, said point being the southeast corner of said Lot 1R and in a non-tangent curve to the left;

THENCE, along the said west line of Parkwood Boulevard, the following three (3) calls:

In a southwesterly direction, along said non-tangent curve to the left, having a central angle of 28 degrees, 01 minutes 18 seconds, a radius of 1,064.00 feet, a chord bearing and distance of South 17 degrees, 15 minutes, 39 seconds West, 515.20 feet, an arc distance of 520.37 feet to a 5/8-inch iron rod with “PBS&J” cap found at the end of said curve;

South 10 degrees, 13 minutes, 57 seconds West, a distance of 66.29 feet to a 5/8-inch iron rod with “PBS&J” cap found at an angle point;

South 00 degrees, 56 minutes, 21 seconds East, a distance of 193.21 feet to the POINT OF BEGINNING:

CONTAINING, 471,733 square feet or 10.829 acres of land, more or less.

Exhibit A-1 Page 2

EXHIBIT A-2

DESCRIPTION OF DUKE BRIDGES PROJECT II LAND

DESCRIPTION, of an 11.744 acre tract of land situated in the G.A. Martin Survey, Abstract No. 149, Collin County, Texas; said tract being all of Lot 2R, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet 2006, Page 376 of the Map Records of Collin County, Texas and part of that tract of land described in Special Warranty Deed to Duke Construction Limited Partnership recorded in Document Number 20060407000458820 of the Deed Records of Collin County, Texas; said 11.744 acre tract being more particularly described as follows:

BEGINNING, a “+” cut in concrete found in McCandless Way (a 60-foot wide Public Way); said point being the westernmost southwest corner of said Lot 2R and a re-entrant corner of Lot 3, of said Block A;

THENCE, North 00 degrees, 18 minutes, 49 seconds East, departing said McCandless Way and along an east line of said Lot 3, a distance of 375.00 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner; said point being a re-entrant corner of said Lot 3;

THENCE, North 89 degrees 48 minutes 36 seconds East, along a south line of said Lot 3, a distance of 165.42 feet to a 1/2-inch iron rod found for corner; said point being the northernmost southeast corner of said Lot 3 and the southwest corner of that certain tract of land described in Special Warranty Deed to Pansy Family Limited Partnership recorded in Volume 4009, Page 1 of said Deed Records;

THENCE, North 89 degrees, 48 minutes, 36 seconds East, along the south line of said Pansy Family Limited Partnership tract, a distance of 686.85 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner; said point being the northwest corner of Lot 1R, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet N, Page 655 of said Map Records;

THENCE, departing the said south line of the Pansy Family Limited Partnership tract and along the west line of said Lot 1R, the following three (3) calls:

South 00 degrees, 11 minutes, 24 seconds East, a distance of 501.28 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner;

South 89 degrees, 48 minutes, 36 seconds West, a distance of 91.91 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner;

South 00 degrees, 11 minutes, 24 seconds East, a distance of 370.52 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner on the north line of Lot 1, Block A, Duke Office Park, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet 2006, Page 201 of said Map Records, said point being the southwest corner of said Lot 1R;

Exhibit A-2 Page 1

THENCE, North 89 degrees, 05 minutes, 15 seconds West, along the said north line of Lot 1, a distance of 262.91 feet to a cut “+” in concrete found for corner, said point being the northwest corner of said Lot 1, the northeast corner of Lot 2, Block A of said Duke Office Park and the beginning of a non-tangent curve to the left;

THENCE, in a northwesterly direction, along said curve to the left, having a central angle of 93 degrees 14 minutes, 56 seconds, a radius of 482.80 feet, a chord bearing and distance of North 45 degrees, 42 minutes, 40 seconds West, 701.86 feet, an arc distance of 785.76 feet to the POINT OF BEGINNING;

CONTAINING, 511,554 square feet or 11.744 acres of land, more or less.

Exhibit A-2 Page 2

EXHIBIT B

LIST OF OPERATING AGREEMENTS

DUKE BRIDGES I PROJECT

1.	Service Contract dated March 7, 2011 with Johnson Controls, Inc.

2.	Service Contract dated July 1, 2010 with Thyssenkrupp Elevator Corporation

3.	Service Contract dated August 27, 2010 with Siemens Industry

4.	Service Contract dated October 1, 2009 with Precision Landscape Management, LP

5.	Service Contract dated October 1, 2009 with Myers Pest & Termite Services, Inc.

6.	Service Contract dated November 1, 2008 with Commercial Building Maintenance, Inc.

7.	Proposal for Interior Landscaping Plant & Container Rental dated March 15, 2010, with Ambius, Inc.

8.	Contract dated September 22, 2008, with Citywide Building Services, Inc.

9.	Retail Energy Service Agreement dated July 22, 2009 with Hudson Energy Services, LLC

10.	Retail Energy Service Agreement dated August 20, 2010 with Hudson Energy Services, LLC (the “Hudson Agreement”)

DUKE BRIDGES II PROJECT

1.	Service Contract dated March 7, 2011 with Johnson Controls, Inc.

2.	Service Contract dated July 1, 2010 with Thyssenkrupp Elevator Corporation

3.	Service Contract dated August 27, 2010 with Siemens Industry

4.	Service Contract dated October 1, 2009 with Precision Landscape Management, LP

5.	Service Contract dated October 1, 2009 with Myers Pest & Termite Services, Inc.

6.	Proposal for Interior Landscaping Plant & Container Rental dated March 15, 2010, with Ambius, Inc.

7.	Contract dated March 14, 2008, with Citywide Building Services, Inc.

8.	Contract dated November 10, 2006 with The Lake Doctor.

Exhibit B - Page 1

EXHIBIT C

PERMITTED EXCEPTIONS

1.	The following restrictive covenants of record itemized below:

Volume 4070, Page 23; Volume 4332, Page 1374; Volume 4431, Page 689; Volume 4449, Page 1087 and under Document No. 20060719001009330; 20061226001803070 and 20061226001803060; Real Property Records, Collin County, Texas, and under Clerk’s File Number 20061226001803070, aforesaid records; and in Volume 2006, Page 376; Volume 2006, Page 201 and Volume 2006, Page 252, Map Records, Collin County, Texas and Volume 4518, Page 2061, Volume 4720, Page 2016, Volume 5053, Page 4729, Volume 5271, Page 3541, Volume 5534, Page 5089, Volume 5619, Page 1868 and under Clerk’s file 20060421000537180, but omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons.

2.	Homestead or community property or survivorship rights, if any, of any spouse of any insured.

3.	Any titles or rights asserted by anyone, including, but not limited to, persons, the public, corporations, governments or other entities,
a.	to tidelands, or lands comprising the shores or beds of navigable or perennial rivers and streams, lakes, bays, gulfs or oceans, or
b.	to lands beyond the line of the harbor or bulkhead lines as established or changed by any government, or
c.	to filled in lands, or artificial islands, or
d.	to statutory water rights, including riparian rights, or
e.	to the area extending from the line of mean low tide to the line of vegetation, or the rights of access to that area or easement along and across that area.

4.	Standby fees, taxes and assessments by any taxing authority for the year 2011 and subsequent years; and subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership, but not those taxes or assessments for prior years due to change in land usage or ownership, but not those taxes or assessments for prior years because of an exemption granted to a previous owner of the property under Section 11.13, Texas Tax Code, or because of improvements not assessed for a previous tax year.

5.	Rights of tenants in possession, as tenants only, under unrecorded lease agreements.

6.	The following according to the plat thereof recorded in Volume 2006, Page 376, Map Records, Collin County, Texas (Affects Tract I):

a.	Fifteen (15) foot drainage easements;

Exhibit C - Page 1

b.	Fifteen (15) foot water easements;
c.	Twenty four (24) foot fire lane, mutual access & utility easement;
d.	Ten (10) foot by ten (10) foot water easements;
e.	Variable width water easements;
f.	Ten (10) foot utility easement;
g.	Fifteen (15) foot TXU easements;
h.	Fifteen (15) foot sanitary sewer easements;
i.	Ten (10) foot water easements;
j.	Fifteen (15) foot fire lane, mutual access and utility easement; and
k.	Variable width pond “A” drainage and detention easement.

(Affects Tract I)

7.	Terms, provisions, easements and conditions contained in Drainage Easement Agreement executed by and between Duke Realty Limited Partnership, an Indiana limited partnership, and Sealy Parkwood, L.P., a Georgia limited partnership, dated March 1, 2005, filed for record on March 1, 2005 and recorded in Volume 5866, Page 5174, Land Records, Collin County, Texas. (Affects Tract I)

8.	Terms, provisions, easements and conditions contained in Easement Agreement executed by and between Sealy Parkwood, L.P., a Georgia limited partnership and Duke Realty Limited Partnership, an Indiana limited partnership, dated March 1, 2005, filed for record on March 1, 2005 and recorded in Volume 5866, Page 5187, Land Records, Collin County, Texas. (Affects Tract I)

9.	Terms, conditions and provisions contained in Lease Agreement between Duke Realty Limited Partnership, an Indiana limited partnership, as Lessor, and Voicestream GSM I Operating Company, LLC, a Delaware limited liability company, as Lessee, dated November 4, 2005, a memorandum of which was filed for record on November 22, 2005 and recorded in Volume 6051, Page 198, Land Records, Collin County, Texas. (Affects Tract I)

10.	Terms, provisions, conditions, easements, assessments and liens securing assessments for Frisco Bridges as set out in covenants and restrictions recorded in/under Volume 4070, Page 23; volume 4332, Page 1374; Volume 4431, Page 689; Volume 4449, Page 1087; under Clerk’s File Number 20060719001009330; under Clerk’s File Number 20061226001803060 and under Clerk’s File Number 20061226001803070; and Volume 4518, Page 2061, Volume 4720, Page 2016, Volume 5053, Page 4729, Volume 5271, Page 3541, Volume 5534, Page 5089, Volume 5619, Page 1868 and under Clerk’s file 20060421000537180, Real Property Records, Collin County, Texas. (Affects all Tracts)

11.	Artwork Easement executed by Duke Construction Limited Partnership, an Indiana limited partnership, to GE commercial Finance Business Property Corporation, a Delaware corporation, dated December 21, 2006, filed December 26, 2006, recorded in/under clerk’s File Number 20061226001803090, Real Property Records, Collin County, Texas. (Affects all Tracts)

Exhibit C - Page 2

12.	The following according to the plat thereof recorded in Volume 2006, Page 201, Map Records, Collin County, Texas. (Affects Tract II)

a.	Ten (10) foot, fifteen (15) foot and variable width water easement(s);
b.	Twenty four (24) foot and variable width fire lane, access and utility easement(s);
c.	Ten (10) foot and fifteen (15) foot street easement(s);
d.	Four hundred fifty (450) square foot corner clip;
e.	Twelve (12) foot, twenty-six and one-half (26.5) foot and variable width fire lane, mutual access and utility easement(s);
f.	One hundred twenty (120) foot building setback line;
g.	One hundred (100) foot building setback line;
h.	Fifty (50) foot landscape easement and parking setback line;
i.	Five (5) foot by fifteen (15) foot water easement;
j.	Twelve (12) foot by fifteen (15) foot water easement;
k.	Variable width TXU easement(s); and
l.	Fifteen (15) foot sewer easement.

13.	Thirty foot landscape easement and parking setback along the south side of the property and fifty foot wide along the east side of the property set out in volume 4070, page 23, Land Records, Collin County, Texas.

14.	Easement granted by Gaylord Properties, LP to Denton County Electric Cooperative, Inc., dated October 22, 1998, filed for record on November 6, 1998 and recorded in Volume 4289, Page 93, Land Records, Collin County, Texas; and as shown on plat recorded in Volume 2006, Page 201, Map Records, Collin County, Texas. (Affects Tract II)

15.	Terms, conditions and provisions contained in Lease Agreement between Duke Realty Limited Partnership, an Indiana limited partnership, as Lessor, and Voicestream GSM I Operating Company, LLC, a Delaware limited liability company, as Lessee, dated November 4, 2005, a memorandum of which was filed for record on November 22, 2005 and recorded in Volume 6051, Page 207, Land Records, Collin County, Texas. (Affects Tract II)

Exhibit C - Page 3

EXHIBIT D

LIST OF DELIVERIES

Summary of Included Documents

1.	Offering Memorandum / Executive Summary
2.	Rent Rolls
3.	Lease Agreements
a.	T-Mobile
b.	EFA Processing / DebtXS
4.	Financial Information
a.	Budgets
b.	Expense Reimbursements

i.	Billbacks
c.	Argus Models
d.	Property Operating Statements
5.	General Building Information
a.	Building Plans
b.	Duke Bridges I

i.	Structural
ii.	Record Drawings
iii.	Plumbing
iv.	Landscape
v.	Fire Protection
vi.	Architectural
c.	Duke Bridges II

i.	Other
ii.	Mechanical-Electrical-Plumbing
iii.	Construction
iv.	Food Service
v.	Electrical
d.	Floor Plans
e.	Photos
6.	Warranties
a.	Duke Bridges I
b.	Duke Bridges II
7.	Service Contracts
8.	LEED Existing Building Phase I
9.	Property Condition Reports
10.	Environmental Site Assessment
11.	Title/Survey Related Documents

Online War Room Documents as Presented:

Offering Memorandum / Executive Summary

1.	Duke Bridges I & II_Flyer.pdf
2.	Duke Bridges I & II – HFF OM Final.pdf

Rent Rolls

1.	Rent_roll-duke bridges i.pdf
2.	Rent roll duke II.xls

Exhibit D - Page 1

Lease Agreements

DB II Staubach Leasing comm agreement.pdf

DB II Staybach comm waiver letter.pdf

1.	T-Mobile
a.	20071113Unconditional Guaranty of Lease CV 1(2).PDF
b.	20071113_Third Lease Amendment DB1.PDF
c.	20071113_Second Lease Amendment DB I.PDF
d.	20071113_Office Lease DB I.PDF
e.	20071113_Fourth Lease Amendment DB I.PDF
f.	20071113_First Lease Amendment DB I.PDF
g.	20071113_Fifth Lease Amendment DB I.PDF
h.	20071113_Unconditional Guaranty of Lease T-Mobile DB II(2).PDF
i.	20071113_Second Lease Amendment DB II.PDF
j.	20071113_Office Lease DB II. PDF
k.	20071113_First Lease Amendment DB II.PDF
l.	lease t-mobile_dbi.pdf
m.	1st amendment t-mobile_dbi.pdf
n.	2nd amendment t-mobile_dbi.pdf
o.	3rd amendment t-mobile_dbi.pdf
p.	4th amendment t-mobile_dbi.pdf
q.	5th amendment t-mobile_dbi.pdf
r.	duke bridges i – t-mobile short form lease abstract.pdf
s.	20071113_unconditional guaranty of lease t-mobile db i.pdf
t.	db ii – lease-1st amdmt-2nd amdment.pdf
u.	t-mobile short form lease abstract_2.pdf
v.	long form lease abstract – duke ii.pdf
w.	db ii – t mobile leasing commission agreement.pdf
x.	20071113_unconditional guaranty of lease t-mobile db ii.pdf
2.	EFA Processing / DebtXS
a.	xxxDebtXS Sublease.pdf
b.	plugin-76113v1_dbidebtxs_assiignment_of_lease_to_efa_data.pdf
c.	LetterofUnderstanding.pdf
d.	Letter DebtXS_signed(2).pdf
e.	First Lease Amendment DebtXS DB II.PDF
f.	20071113_Unconditional Guaranty of Lease Debt XS DB II.PDF
g.	20071113_Sublease of Premises DebtXS DB II.PDF
h.	20071113_Office Lease Debt XS DB II.PDF
i.	20071113_Letter of Understanding Debt XS DB II.PDF
j.	Letter DebtXS_signed.pdf
k.	KanAm – DebtXS Letter.DOC
l.	Debtxs-lease_dbi.pdf
m.	1st amendment debtxs_dbi.pdf
n.	duke bridges I – debtxs short form lease abstract.pdf
o.	db I debtxs assignment of lease to efa data.pdf
p.	20071113_unconditional guaranty of lease debt xs db i.pdf

Financial Information

TMobile Janitorial ltr with signature.TIF

1.	Budgets
a.	BUDGET 2011 – DBI – 7668 Warren Pkwy.xlsx
b.	BUDGET 2011 – Duke 2.xls
2.	Expense Reimbursements
a.	2009reconciliation_dbi_revised.xls
b.	2009 reconciliation db2 revised.xlsx
c.	budget 2010 opex escalation – duke i.xls
d.	budget 2010 opex escalation duke 2.xls

Exhibit D – Page 2

e.	Billbacks

i.	EFA-Sept.10.pdf
ii.	EFA-July10.pdf
iii.	EFA-Aug.10.pdf
iv.	Document.pdf
v.	2010.04 – billback – duke ii.pdf
vi.	2010.03 – billback – duke ii.pdf
vii.	2010.02 – billback – duke ii.pdf
viii.	2010.01 – billback – duke ii.pdf
ix.	2010.04_billbacks_t-mobile_duke i.pdf
x.	2010.03_billbacks_t-mobile_duke i.pdf
xi.	2010.02_billbacks_t-mobile_duke i.pdf
xii.	2010.01_billbacks_t-mobile_duke i.pdf
xiii.	2010.04_billbacks_efa_duke i.pdf
xiv.	2010.03_billbacks_efa_duke i.pdf
xv.	2010.02_billbacks_efa_duke i.pdf
xvi.	2010.01_billbacks_efa_duke i.pdf
3.	Argus Models
a.	Duke Bridges Portfolio – 2011.02.15.SF
b.	Duke Bridges II – 2011.02.15.SF
c.	Duke Bridges I – 29011.02.15.SF
4.	Property Operating Statements
a.	DB II YE 2010 financials.pdf
b.	DB I YE 2010 financials.pdf
c.	DB I & II – YE 2010 unaudited statements.pdf
d.	DB2 – Operating Statement – 8.10.pdf
e.	DBI – Operating Statement – 8.10.pdf
f.	op statement – 2008 – duke i.pdf
g.	op statement – 2009 – duke I.pdf
h.	budget 2010_dbi.pdf
i.	2008.12 – stmt of ops – duke ii.pdf
j.	2009.12 – financial statements duke ii.pdf
k.	budget 2010 revised – duke 2 summery.pdf

General Building Information

Duke Bridges I&II Loss Summary.xlsx

Building Operation Report 3-2010 part 4.pdf

Building Operation Report 3-2010 part 3.pdf

Building Operation Report 3-2010 part 2.pdf

Building Operation Report 3-2010 part 1.pdf

Building Operation Assessment 12-09 part 3.pdf

Building Operation Assessment 12-09 part 2.pdf

Building Operation Assessment 12-09 part 1.pdf

Thermo. Inspection – DBII.pdf

Therm. Inspection – DFI.pdf

Repairs to York YSWD Units_12-10-2010_Revision # 1.pdf

Inventory Property.docs

Temp C of O Certificate Floors 12 06-27-06.pdf

Shell C of O.pdf

Permanent C of O – ShellTIKitchen.pdf

Permanent C of O – ShellTIKitchen (2).pdf

B05-3972 – Duke Bridges II Shell Building Permit.pdf

B06-0492 T-Mobile TI – Kitchen Not Included.pdf

B-06-1021 T-Mobile Kitchen.pdf

Tenant C O ‘s.pdf

Certificate of occupancy.pdf

Exhibit D – Page 3

Bldg Permit.pdf

a505-05091.pdf

a504-05091.pdf

a502-05091.pdf

a501-05091.pdf

a404-05091.pdf

a402-05091.pdf

a401-05091.pdf

a307-05091.pdf

a305-05091.pdf

a303-05091.pdf

a302-05091.pdf

a301-05091.pdf

a205-05091.pdf

a204-05091.pdf

a203-05091.pdf

a202-05091.pdf

a201-05091.pdf

a103-05091.pdf

a102-05091.pdf

a101-05091.pdf

a002-05091.pdf

stacking plan – dbii.xls

stacking plan_duke bridges I.pdf

59. certificate of occupancy (both buildings).pdf

1.	Building Plans
a.	Site Plan Both Buildings.TIF
b.	T-Mobile 50% scan.pdf
c.	Building A 50% scan.pdf
d.	Duke Bridges I

i.	DB I A2.01 Overall First Floorbvxcz Plan.dwg
ii.	DB I A1.02 Overall Second Floor Plan.dwg
iii.	DB I A2.03 Overall Third Floor Plan.dwg
iv.	Structural

1.      S1001.dwg

2.      S401D.dwg

3.      S401C.dwg

4.      S401B.dwg

5.      S401A.dwg

6.      S301C.dwg

7.      S301B.dwg

8.      S301A.dwg

9.      S201D.dwg

10.    S201C.dwg

11.    S201B.dwg

12.    S201A.dwg

13.    S101C.dwg

14.    S101B.dwg

15.    S101A.dwg

16.    S901.dwg

17.    S802.dwg

18.    S801.dwg

19.    S701.dwg

20.    S601.dwg

21.    S501.dwg

22.    S401.dwg

Exhibit D – Page 4

23. S301.dwg 24. S201.dwg 25. S101.dwg
v.	Record Drawings

1.      FO-E5.03B.DWG

2.      FO-E5.03A.DWG

3.      FO-E5.02B.DWG

4.      FO-E5.02A.DWG

5.      FO-E5.01B.DWG

6.      FO-E5.01A.DWG

7.      FO-E4.03B.DWG

8.      FO-E4.03A.DWG

9.      FO-E4.02B.DWG

10.    FO-E4.02A.DWG

11.    FO-E4.01B.DWG

12.    FO-E4.01A.DWG

13.    FO-E3.04B.DWG

14.    FO-E3.04A.DWG

15.    FO-E3.03B.DWG

16.    FO-E3.03A.DWG

17.    FO-E3.02B.DWG

18.    FO-E3.02A.DWG

19.    FO-E3.01B.DWG

20.    FO-E3.01A.DWG

21.    FO-E6.4.DWG

22.    FO-E6.3.DWG

23.    FO-E6.2.DWG

24.    FO-E6.1.DWG

25.    FO-E6.0.DWG

26.    FO.E2.0.DWG

27.    FO.E1.0.DWG

28.    FO.E0.2.DWG

29.    FOE0.1.DWG

30.    FO24X36.DWG

vi.	Plumbing

1.      09 – P5.0 (Schedules & Details).dwg

2.      08 – P4.0B (Roof – Section B).dwg

3.      07 – P4.0A (Roof – Section A).dwg

4.      06 – P3.0B (3rd Floor – Section B).dwg

5.      05 – P3.0A (3rd Floor – Section A).dwg

6.      04 – P2.0B (2nd Floor – Section B).dwg

7.      04 – P2.0A (2nd Floor – Section A).dwg

8.      03 – P1.0B (1st Floor – Section B).dwg

9.      01 – P1.0A (1st Floor – Section A).dwg

vii.	Landscape
1. LS-4.dwg 2. LS-3.dwg 3. LS-2.dwg 4. LS-1.dwg 5. BASE.dwg
viii.	Fire Protection
1. Site Plan Fire Spkrs.dwg 2. 3rd Floor Fire Spkrs rev..dwg 3. 2nd Floor Fire Spkrs rev..dwg 4. 1st Floor Fire Spkrs 2 rev..dwg
ix.	Architectural

Exhibit D – Page 5

1.      A3.02 Second Floor Reflected Ceiling Plan.dwg

2.      A3.03 Third Floor Reflected Ceiling Plan.dwg

3.      A3.01 First Floor Reflected Ceiling Plan.dwg

4.      A8.01 Door Schedules & Finish Schedule.dwg

5.      A2.01 Overall First Floorbvxcz Plan.dwg

6.      A2.02B Enlarged Second Floor Plan.dwg

7.      A2.02A Enlarged Second Floor Plan.dwg

8.      A2.03B Enlarged Third Floor Plan.dwg

9.      A2.03A Enlarged Third Floor Plan.dwg

10.    A2.01B ENLARGED FIRST FLOOR PLAN.dwg

11.    A2.01A ENLARGED FIRST FLOOR PLAN.dwg

12.    A5.99 Sightline Section Studies.dwg

13.    A2.02 Overall Second Floor Plan.dwg

14.    A6.01 DOOR & WINDOW ELEVATIONS.dwg

15.    A2.03 Overall Third Floor Plan.dwg

16.    A4.20 Interior Lobby Sections.dwg

17.    A6.05 Entry Canopy Details .dwg

18.    A6.04 Entry Canopy Details.dwg

19.    A5.10 Wall Section Details.dwg

20.    A2.22 Enlarged Lobby Plans.dwg

21.    A4.03 Exterior Elevations.dwg

22.    A4.02 Exterior Elevations.dwg

23.    A4.01 Exterior Elevations.dwg

24.    A1.02 HARDSCAPING DETAILS.dwg

25.    A0.05 Accessibility Sheet.dwg

26.    A4.04 Exterior Elevation.dwg

27.    A2.12 Enlarged Plans.dwg

28.    A2.11 Enlarged Plans.dwg

29.    A2.10 Enlarged Plans.dwg

30.    A5.03 Wall Sections.dwg

31.    A5.02 WALL SECTIONS.dwg

32.    A5.01 Wall Sections.dwg

33.    A4.21 Lobby Details.dwg

34.    A3.22 Enlarged RCP.dwg

35.    A3.11 Enlarged RCP.dwg

36.    A2.31 Plan Details.dwg

37.    A0.00 Cover Sheet.dwg

38.    A2.04 Roof Plan.dwg

39.    A1.01 Site Plan.dwg

40.    A6.03 Details.dwg

41.    A6.02 Details.dwg

e.	Duke Bridges II

i.	DB II Site Plan A101.TIF
ii.	DB II Overall Third Floor Plan A203.TIG
iii.	DB II Overall Second Floor Plan S202.TIF
iv.	Other
1. CIVIL COVER.TIF 2. SP10.TIF 3. S2-01C.TIF 4. S10-1.TIF 5. S4-1B.TIF 6. S4-1A.TIF 7. S3-1B.TIF 8. S3-1A.TIF 9. S2-1B.TIF 10. S2-1A.TIF

Exhibit D – Page 6

11.    S1-1B.TIF

12.    S1-1A.TIF

13.    S9-1.TIF

14.    S8-2.TIF

15.    S8-1.TIF

16.    S7-1.TIF

17.    S6-1.TIF

18.    S5-2.TIF

19.    S5-1.TIF

20.    P-5.TIF

21.    P-4.TIF

22.    P-3.TIF

23.    P-2.TIF

24.    P-1.TIF

25.    M1-5.TIF

26.    M1-4.TIF

27.    M1-3.TIF

28.    M1-2.TIF

29.    M1-1.TIF

30.    M1-0.TIF

31.    LS-3.TIF

32.    LS-1.TIF

33.    L2-2.TIF

34.    IR-3.TIF

35.    IR-2.TIF

36.    IR-1.TIF

37.    FS4.TIF

38.    FS3.TIF

39.    FS2.TIF

40.    E.02.TIF

41.    E5-03B.TIF

42.    E5-03A.TIF

43.    E5-02B.TIF

44.    E5-02A.TIF

45.    E5-01B.TIF

46.    E5-01A.TIF

47.    E4-03B.TIF

48.    E4-03A.TIF

49.    E4-02B.TIF

50.    E4-02A.TIF

51.    E4-01B.TIF

52.    E4-01A.TIF

53.    E3.04B.TIF

54.    E3-04A.TIF

55.    E3-03B.TIF

56.    E3-03A.TIF

57.    E3-02B.TIF

58.    E3-02A.TIF

59.    E3-01B.TIF

60.    E3-01A.TIF

61.    E6-2.TIF

62.    E6-1.TIF

63.    E6-0.TIF

64.    E2-0.TIF

65.    E1-0.TIF

66.    E0-1.TIF

Exhibit D – Page 7

67.    C7-1.TIF

68.    C6-0.TIF

69.    C5-0.TIF

70.    C4.3.TIF

71.    C4-2.TIF

72.    C4-1.TIF

73.    C4.0.TIF

74.    C3-2.TIF

75.    CE-0.TIF

76.    C2-1.TIF

77.    C2-0.TIF

78.    C1-0.TIF

79.    C31.TIF

80.    A203-05091.DWG

81.    A202-05091.DWG

82.    A201-05091.DWG

83.    A302A.TIF

84.    A505.TIF

85.    A504.TIF

86.    A503.TIF

87.    A502.TIF

88.    A501.TIF

89.    A404.TIF

90.    A402.TIF

91.    A401.TIF

92.    A307.TIF

93.    A305.TIF

94.    A303.TIF

95.    A302.TIF

96.    A301.TIF

97.    A205.TIF

98.    A204.TIF

99.    A203.TIF

100. A202.TIF

101. A103.TIF

102. A102.TIF

103. A101.TIF

104. A6-3.TIF

105. A001.TIF

v.	Mechanical_Electrical_Plumbing

1.      P2-03b.TIF

2.      P2-03a.TIF

3.      P2-02b.TIF

4.      P2-02a.TIF

5.      P2-01c.TIF

6.      P2-01b.TIF

7.      P2-01a.TIF

8.      P2-00c.TIF

9.      P2-00b.TIF

10.    P2-00a.TIF

11.    P3-01.TIF

12.    MP4-02.TIF

13.    MP4-01.TIF

14.    MEP1-03.TIF

15.    MEP1-02.TIF

16.    M2-03b.TIF

Exhibit D – Page 8

17. M2-03a.TIF 18. M2-02b.TIF 19. M2-02a.TIF 20. M2-01c.TIF 21. M2-01b.TIF 22. M2-01a.TIF
vi.	Construction

1.      i9-30.TIF

2.      i9-20.TIF

3.      i9-10.TIF

4.      i8-05.TIF

5.      i8-04.TIF

6.      i8-03.TIF

7.      i8-02.TIF

8.      i8-01.TIF

9.      i7-07.TIF

10.    i7-06.TIF

11.    i7-05.TIF

12.    i7-04.TIF

13.    i7-03.TIF

14.    i7-02.TIF

15.    i7-01.TIF

16.    i6-03.TIF

17.    i6-02.TIF

18.    i6-01.TIF

19.    i5-32.TIF

20.    i5-31.TIF

21.    i5-30.TIF

22.    i5-22.TIF

23.    i5-21.TIF

24.    i5-20.TIF

25.    i5-12.TIF

26.    i5-11.TIF

27.    i5-10.TIF

28.    i4-62.TIF

29.    i4-61.TIF

30.    i4-60.TIF

31.    i4-52.TIF

32.    i4-51.TIF

33.    i4-50.TIF

34.    i4-42.TIF

35.    i4-41.TIF

36.    i4-40.TIF

37.    i4-32.TIF

38.    i4-31.TIF

39.    i4-30.TIF

40.    i4-22.TIF

41.    i4-21.TIF

42.    i4-20.TIF

43.    i4-12.TIF

44.    i4-11.TIF

45.    i4-10.TIF

46.    i3-32.TIF

47.    i3-31.TIF

48.    i3-30.TIF

49.    i3-22.TIF

Exhibit D – Page 9

50.    i3-21.TIF

51.    i3-20.TIF

52.    i3-12.TIF

53.    i3-11.TIF

54.    i3-10.TIF

55.    i2-40.TIF

56.    i2-32.TIF

57.    i2-31.TIF

58.    i2-30.TIF

59.    i2-22.TIF

60.    i2-21.TIF

61.    i2-20.TIF

62.    i2-12.TIF

63.    i2-11.TIF

64.    i2-10.TIF

65.    i0.01.TIF

vii.	Food Service
1. FS-6.TIF 2. FS-5.TIF 3. FS-4.TIF 4. FS-3.TIF 5. FS-2.TIF 6. FS-1.TIF
viii.	Electrical

1.      E3-03b.TIF

2.      E3-03a.TIF

3.      E3-02B.TIF

4.      E3-02a.TIF

5.      E3-01b.TIF

6.      E3-01a.TIF

7.      E2-03b.TIF

8.      E2-03a.TIF

9.      E2-02b.TIF

10.    E2-02a.TIF

11.    E2-01b.TIF

12.    E2-01a.TIF

13.    E7-01.TIF

14.    E6-03.TIF

15.    E6-02.TIF

16.    E6-01.TIF

17.    E5-01.TIF

18.    E4-01.TIF

f.	Floor Plans

i.	776-A701.dwg
ii.	776-A621.dwg
iii.	776-A611.dwg
iv.	776-A601.dwg
v.	776-A513.dwg
vi.	776-A512.dwg
vii.	776-A511.dwg
viii.	776-A423.dwg
ix.	776-A422.dwg
x.	776-A421.dwg
xi.	776-A413.dwg
xii.	776-A412.dwg
xiii.	776-A411.dwg

Exhibit D – Page 10

xiv.	776-A301.dwg
xv.	776-A220.dwg
xvi.	776-A216.dwg
xvii.	776-A215.dwg
xviii.	776-A214.dwg
xix.	776-A213.dwg
xx.	776-A212.dwg
xxi.	776-A211.dwg
xxii.	776-A210.dwg
xxiii.	776-A132.dwg
xxiv.	776-A131.dwg
xxv.	776-A123.dwg
xxvi.	776-A122.dwg
xxvii.	776-A121.dwg
xxviii.	776-A100.dwg
xxix.	776-A002.dwg
xxx.	776-A001.dwg
xxxi.	776-A000.dwg
g.	Photos

i.	grob_duke i_35r3644.jpg
ii.	grob_duke i_35r3640.jpg
iii.	grob_duke i_35r3631.jpg
iv.	grob_duke i_35r3625.jpg
v.	grob_duke i_35r3620.jpg
vi.	grob_duke i_35r3614.jpg
vii.	019_us_innenansicht18.jpg
viii.	019_us_innenansicht17.jpg
ix.	019_us_innenansicht16.jpg
x.	019_us_innenansicht15.jpg
xi.	019_us_innenansicht14.jpg
xii.	019_us_innenansicht13.jpg
xiii.	019_us_innenansicht12.jpg
xiv.	019_us_innenansicht11.jpg
xv.	019_us_innenansicht10.jpg
xvi.	019_us_innenansicht09.jpg
xvii.	019_us_innenansicht08.jpg
xviii.	019_us_innenansicht07.jpg
xix.	019_us_innenansicht06.jpg
xx.	019_us_innenansicht05.jpg
xxi.	019_us_innenansicht04.jpg
xxii.	019_us_innenansicht03.jpg
xxiii.	019_us_innenansicht02.jpg
xxiv.	019_us_innenansicht01.jpg
xxv.	019_us_aussenansicht22.jpg
xxvi.	019_us_aussenansicht21.jpg
xxvii.	019_us_aussenansicht20.jpg
xxviii.	019_us_aussenansicht19.jpg
xxix.	019_us_aussenansicht18.jpg
xxx.	019_us_aussenansicht17.jpg
xxxi.	019_us_aussenansicht16.jpg
xxxii.	019_us_aussenansicht15.jpg
xxxiii.	019_us_aussenansicht14.jpg
xxxiv.	019_us_aussenansicht13.jpg
xxxv.	019_us_aussenansicht12.jpg
xxxvi.	019_us_aussenansicht11.jpg
xxxvii.	019_us_aussenansicht10.jpg

Exhibit D – Page 11

xxxviii.	019_us_aussenansicht09.jpg
xxxix.	019_us_aussenansicht08.jpg
xl.	019_us_aussenansicht08.jpg
xli.	019_us_aussenansicht07.jpg
xlii.	019_us_aussenansicht06.jpg
xliii.	019_us_aussenansicht05.jpg
xliv.	019_us_aussenansicht04.jpb
xlv.	019_us_aussenansicht03.jpg
xlvi.	019_us_aussenansicht02.jpg
xlvii.	019_us_aussenansicht01.jpg

Warranties

1.	Duke Bridges I
a.	Window Treatment Work.pdf
b.	Water Feature Equipment Work.pdf
c.	Warranty for Finish Hardware.pdf
d.	Total Roofing System warranty.pdf
e.	Toilet Partitions, Accessories & Fire Extinguishers.pdf
f.	Stone Retaining Walls.pdf
g.	Spectra Warranty.pdf
h.	Smoke Guard Warranty.pdf
i.	Site Utilities.pdf
j.	Roofing Work.pdf
k.	Roofing system subcontractor warranty.pdf
l.	Roofing & Sheet Metal subcontractor warranty.pdf
m.	Roof Membrane Material Warranty.pdf
n.	MM Systems.pdf
o.	Leuders Limestone.pdf
p.	Landscaping & Irrigation Work.pdf
q.	Glass & Glazing.pdf
r.	Fire Power Systems.pdf
s.	Exterior & Interior Painting Work.pdf
t.	Elevators.pdf
u.	Earthwork.pdf
v.	Doors, Frames & Hardware Installation, Ceilings, Drywall (1).pdf
w.	Doors, Frames & Hardware Installation, Ceilings, Drywall & E.pdf
x.	Design-Build Plumbing Work.pdf
y.	Design-Build HVAC.pdf
z.	Contractors Iron and Steel Co.pdf
aa.	Contractor Guarantee Duke Construction.pdf
bb.	Concrete Work (foundations, Slabs, Tilt Wall Panels, Paving .pdf
cc.	Concrete Work (foundations, Slabs, Tilt Wall Panels, Pav (1).pdf
dd.	Cabinets & Millwork.pdf
ee.	Build Electrical Work.pdf
2.	Duke Bridges II
a.	Roofing System Warranty.pdf
b.	Roofing contractor warranty.pdf
c.	Roof membrane warranty.pdf
d.	DBII T-Mobile Warranties.pdf
e.	DB II Shell Warranties.pdf

Service Contracts

1.	Ambius Contract.pdf
2.	Additional Service Contracts.pdf
3.	Johnsons Control – DB II.pdf
4.	Johnson Control – DBI.pdf
5.	DBII-Thyssenkrupp.pdf

Exhibit D – Page 12

6.	DBII – Siemens.pdf
7.	DBII – Precision.pdf
8.	DBII – Myers Pest.pdf
9.	DBI-Thyssenkrupp.pdf
10.	DBI – Siemens.pdf
11.	DBI –Precision.pdf
12.	DBI – Myers Pest.pdf
13.	DBI – Commercial Building Maint..pdf
14.	janitorial – DBII.pdf

LEED Existing Building Phase I

1.	Final Duke Bridges II 100628.pdf
2.	Final Duke Bridges I 100628.pdf

Property Condition Reports

1.	Duke Bridges II 7624 Warren Parkway PCR Final Report dated in November 3, 2010 prepared by IVI Assessment Services, Inc.
2.	Duke Bridges I 7668 Warren Parkway PCR Final dated in November 3, 2010 prepared by IVI Assessment Services, Inc.
3.	Property Condition Assessment dated December 4, 2006 prepared by Asset Advisory Services, Inc
4.	PC0105863-102 Executive Summary Draft & Costs.pdf
5.	PC0105863-101 Executive Summary DRAFT.pdf

Environmental Site Assessment

1.	Duke Bridges II Final Phase I ESA dated October 20, 2010 prepared by IVI Assessment Services, Inc.
2.	Duke Bridges I Final Phase I ESA dated October 20, 2010 prepared by IVI Assessment Services, Inc.
3.	Phase I dated December 15, 2006 prepared by URS Corporation
4.	Duke Bridges II Final Phase I ESA dated November 27, 2007 prepared by IVI Due Diligence Services, Inc.
5.	Duke Bridges I Final Phase I ESA dated November 27, 2007 prepared by IVI Due Diligence Services, Inc.
6.	Duke Bridges II DRAFT Phase I ESA dated October 20, 2010 prepared by IVI Assessment Services, Inc.
7.	Duke Bridges I DRAFT Phase I ESA dated October 20, 2010 prepared by IVI Assessment Services, Inc.

Title/Survey Related Documents

1.	owner’s title insurance proforma with endorsements.pdf
2.	Duke Bridges I – ALTAACSM Land Title Survey.pdf
3.	Duke Bridges II – ALTAACSM Lane Title Survey.pdf

Exhibit D – Page 13

EXHIBIT E

LIST OF ENVIRONMENTAL REPORTS

1.	Duke Bridges II Final Phase I ESA dated October 20, 2010 prepared by IVI Assessment Services, Inc.

2.	Duke Bridges I Final Phase I ESA dated October 20, 2010 prepared by IVI Assessment Services, Inc.

3.	Phase I dated December 15, 2006 prepared by URS Corporation

4.	Duke Bridges II Final Phase I ESA dated November 27, 2007 prepared by IVI Due Diligence Services, Inc.

5.	Duke Bridges I Final Phase I ESA dated November 27, 2007 prepared by IVI Due Diligence Services, Inc.

6.	Duke Bridges II DRAFT Phase I ESA dated October 20, 2010 prepared by IVI Assessment Services, Inc.

7.	Duke Bridges I DRAFT Phase I ESA dated October 20, 2010 prepared by IVI Assessment Services, Inc.

Exhibit E - Page 1

EXHIBIT F-1

FORM OF TENANT ESTOPPEL CERTIFICATE –

T-MOBILE BUILDING I LEASE

[ATTACHED]

Exhibit F-1 Page 1

EXHIBIT F-2

FORM OF TENANT ESTOPPEL CERTIFICATE –

T-MOBILE BUILDING II LEASE

[ATTACHED]

Exhibit F-2 Page 1

EXHIBIT F-3

FORM OF TENANT ESTOPPEL CERTIFICATE –

EFA LEASE

[ATTACHED]

Exhibit F-3 Page 1

EXHIBIT G

FORM OF RELEASE OF DECLARATION

PREPARED BY:

King & Spalding LLP

1180 Peachtree Street, N.E.

Atlanta, Georgia 30309

Attention:  W. Clay Gibson, Esq.

RELEASE OF DECLARATION

Place of Record:	Land Records of Collin County, Texas

Date of Declaration:	December 12, 2007

Date of Recording:	December 17, 2007

Document Numbers:	20071217001669040 and 20071217001669050

This Release of Declaration (this “Release”) is dated and effective as of the              day of                                 , 2011 by M.M. WARBURG & CO KGaA, a bank organized and existing under the laws of the Federal Republic of Germany and having an office at Ferdinandstrasse 75, 20095 Hamburg, Federal Republic of Germany (the “Bank”), in favor of KAN AM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company organized and existing under the laws of the Federal Republic of Germany and having an office at MesseTurm, 60308 Frankfurt am Main, Federal Republic of Germany (“Kan Am”), for the benefit of Kan Am US grundinvest Fonds, a German open-end real estate fund sponsored by Kan Am (the “Fund”).

W I T N E S S E T H:

WHEREAS, on or about December 12, 2007, Kan Am for the benefit of the Fund acquired those certain premises known as Duke Bridges I and II, located at 7668 and 7624 Warren Parkway, Frisco, Collin County, Texas and being more particularly described on Exhibit A attached hereto and by this reference incorporated herein (the “Premises”);

WHEREAS, in connection with the acquisition of the Premises, Kan Am and the Bank entered into those certain Declarations each dated as of December 12, 2007 (collectively, the “Declarations”), each recorded December 17, 2007 as Document Nos. 20071217001669040 and 20071217001669050, respectively, in the land records of Collin County, Texas.

Exhibit G - Page 1

WHEREAS, pursuant to that certain Purchase and Sale Agreement dated as of April       , 2011, by and between Kan Am, as seller, and Wells Core REIT - 7624/7668 Warren, LLC, a Delaware limited liability company, as buyer (“Buyer”), Kan Am desires to transfer, assign and convey to Buyer or its permitted successors and assigns the Premises;

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties have agreed and do hereby agree as follows:

1.        Consent.    Pursuant to the German Investment Act of the Federal Republic of Germany, the Bank hereby consents to the conveyance and disposition by Kan Am of the Premises, as required pursuant to the Declarations.

2.        Termination.    The Bank does hereby consent and certify that the Declarations have been and are hereby released, terminated and declared to be null and void and of no further force or effect from and after the date hereof.

3.        Binding Effect.    This Release shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.        Governing Law.    This Release shall be governed by the laws of the State of Texas without regard to conflicts of laws principles.

5.        Capitalized Terms.    Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Declaration.

[signatures on following page]

Exhibit G - Page 2

GIVEN UNDER MY HAND AS OF THE              DAY OF                             , 2011.

BANK:

M.M. WARBURG & CO KGaA

By:
Name:
Title:

By:
Name:
Title:

Notarial Docket No.:         /2011

I,                                     , as Notary Public in and for the                         , Germany, do hereby certify that                          (name),                          (title) and                          (name),                          (title), of M.M. Warburg & CO KGaA, a bank organized under the laws of the Federal Republic of Germany and the party to the foregoing Release of Declaration, dated as of the          day of                         , 2011, personally appeared before me, the said                          (name) and                              (name) being proved by Federal Identity Cards as the persons who executed the said Release of Declaration, and acknowledged the same to be the act and deed of the Bank and that the same was executed for the purposes therein contained, and delivered the same as such.

IN WITNESS WHEREOF, I set my hand and Notarial Seal this          day of                         , 2011. My commission is unlimited in time.

Notary Public
(Apostille)

Exhibit G - Page 3

KAN AM:

KAN AM GRUND
KAPITALANLAGEGESELLSCHAFT MBH
By:
Name:
Title:
By:
Name:
Title:

Notarial Docket No.:         /2011

I,                             , as Notary Public in and for the                     , Germany, do hereby certify that                      (name), and                      (name), each as Director of Kan Am Grund Kapitalanlagegesellschaft MBH, a German limited liability company organized and existing under the laws of the Federal Republic of Germany and the party to the foregoing Release of Declaration, dated as of the      day of                     , 2011, personally appeared before me, the said                      (name) and                          (name) being proved by Federal Identity Cards as the persons who executed the said Release of Declaration, and acknowledged the same to be the act and deed of the Bank and that the same was executed for the purposes therein contained, and delivered the same as such.

IN WITNESS WHEREOF, I set my hand and Notarial Seal this      day of                 , 2011. My commission is unlimited in time.

Notary Public
(Apostille)

Exhibit G - Page 4

EXHIBIT A TO

TO EXHIBIT G

Legal Description of Property

Tract I: Fee Simple

DESCRIPTION, of an 11.744 acre tract of land situated in the G.A. Martin Survey, Abstract No. 149, Collin County, Texas; said tract being all of Lot 2R, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet 2006, Page 376 of the Map Records of Collin County, Texas and part of that tract of land described in Special Warranty Deed to Duke Construction Limited Partnership recorded in Document Number 20060407000458820 of the Deed Records of Collin County, Texas; said 11.744 acre tract being more particularly described as follows:

BEGINNING, a “+” cut in concrete found in McCandless Way (a 60-foot wide Public Way); said point being the westernmost southwest corner of said Lot 2R and a re-entrant corner of Lot 3, of said Block A;

THENCE, North 00 degrees, 18 minutes, 49 seconds East, departing said McCandless Way and along an east line of said Lot 3, a distance of 375.00 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner; said point being a re-entrant corner of said Lot 3;

THENCE, North 89 degrees 48 minutes 36 seconds East, along a south line of said Lot 3, a distance of 165.42 feet to a 1/2-inch iron rod found for corner; said point being the northernmost southeast corner of said Lot 3 and the southwest corner of that certain tract of land described in Special Warranty Deed to Pansy Family Limited Partnership recorded in Volume 4009, Page 1 of said Deed Records;

THENCE, North 89 degrees, 48 minutes, 36 seconds East, along the south line of said Pansy Family Limited Partnership tract, a distance of 686.85 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner; said point being the northwest corner of Lot 1R, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet N, Page 655 of said Map Records;

THENCE, departing the said south line of the Pansy Family Limited Partnership tract and along the west line of said Lot 1R, the following three (3) calls:

South 00 degrees, 11 minutes, 24 seconds East, a distance of 501.28 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner;

South 89 degrees, 48 minutes, 36 seconds West, a distance of 91.91 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner;

South 00 degrees, 11 minutes, 24 seconds East, a distance of 370.52 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner on the north line of Lot 1, Block A, Duke Office Park, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet 2006, Page 201 of said Map Records, said point being the southwest corner of said Lot 1R;

Exhibit A to Exhibit G - Page 1

THENCE, North 89 degrees, 05 minutes, 15 seconds West, along the said north line of Lot 1, a distance of 262.91 feet to a cut “+” in concrete found for corner, said point being the northwest corner of said Lot 1, the northeast corner of Lot 2, Block A of said Duke Office Park and the beginning of a non-tangent curve to the left;

THENCE, in a northwesterly direction, along said curve to the left, having a central angle of 93 degrees 14 minutes, 56 seconds, a radius of 482.80 feet, a chord bearing and distance of North 45 degrees, 42 minutes, 40 seconds West, 701.86 feet, an arc distance of 785.76 feet to the POINT OF BEGINNING;

CONTAINING, 511,554 square feet or 11.744 acres of land, more or less.

And

Tract II: Fee Simple

DESCRIPTION of a 10.829 acre tract of land situated in the G.A. Martin Survey, Abstract No. 604, in the City of Frisco, Coffin County, Texas, said tract being all of Lot 1, Block A, Duke Office Park, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 201 of the Plat Records of Collin County, Texas, said tract being part of that certain tract of land described in Special Warranty Deed to Duke Construction Limited Partnership recorded in County Clerk’s Instrument Number 2006-0309000310290 of the Deed Records of Collin County, Texas, said 10.829 acre tract being more particularly described by as follows:

BEGINNING at a “+”cut in stone found at the north end of a right-of-way corner clip at the intersection of the north right-of-way line of Warren Parkway (a variable width right-of-way) and the west right-of-way line of Parkwood Boulevard (a variable width right-of-way), said point being the northernmost southeast corner of said Lot 1;

THENCE, South 43 degrees, 59 minutes, 05 seconds West, along said corner clip, a distance of 28.32 feet to a “+”cut in stone found at the south end of said corner clip, said point being in the said north line of Warren Parkway;

THENCE, along the said north line of Warren Parkway, the following two (2) calls:

South 88 degrees, 54 minutes, 31 seconds West, a distance of 226.14 feet to a 5/8-inch iron rod with “PBS&J” cap found at the beginning of a tangent curve to the left;

In a westerly direction, along said curve to the left, having a central angle of 10 degrees, 54 minutes, 08 seconds, a radius of 1,614.00 feet, a chord bearing and distance of South 83 degrees, 27 minutes, 27 seconds West, 306.65 feet, an arc distance of 307.11 feet to a “+”cut in concrete found for corner, said point being the southwest corner of said Lot 1 and the southeast corner of Lot 2, of said Block A;

Exhibit A to Exhibit G - Page 2

THENCE, departing the said north line of Warren Parkway and along the east line of said Lot 2, the following five (5) calls:

North 11 degrees, 59 minutes, 12 seconds West, a distance of 15.02 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found at the beginning of a non-tangent curve to the right;

In northerly direction, along said curve to the right, having a central angle of 11 degrees, 55 minutes, 23 seconds, a radius of 881.50 feet, a chord bearing and distance of North 05 degrees, 02 minutes, 48 seconds West, 183.11 feet, an arc distance of 183.44 feet to a “+”cut in concrete found at the end of said curve;

North 00 degrees, 54 minutes, 53 seconds East, a distance of 263.98 feet to a “+”cut in concrete found at the beginning of a tangent curve to the right;

In a northerly direction, along said curve to the right, having a central angle of 07 degrees, 30 minutes, 51 seconds, a radius of 1,316.01 feet, a chord bearing and distance of North 04 degrees, 40 minutes, 19 seconds East, 172.47 feet, an arc distance of 172.59 feet to a “+”cut in concrete found at the end of said curve, said point being the beginning of a reverse curve to the left;

In a northerly direction, along said curve to the left, having a central angle of 07 degrees, 31 minutes, 14 seconds, a radius of 1,439.75 feet, a chord bearing and distance of North 04 degrees, 40 minutes, 07 seconds East, 188.84 feet, an arc distance of 188.98 feet to a “+”cut in concrete found for corner, said point being the northwest corner of said Lot 1, the northeast corner of said Lot 2, the southeast corner of Lot 3, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 376 of said Plat Records and the southwest corner of Lot 2R, Block A of said Parkwood @ Frisco Bridges;

THENCE, South 89 degrees, 05 minutes, 15 seconds East, along the south line of said Lot 2R and the south line of Lot 1R, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 200 of said Plat Records, at a distance of 262.91 feet passing the southeast corner of said Lot 2R and the southwest corner of said Lot 1R, continuing in all a total distance of 697.58 feet to a 5/8-inch iron rod with “PBS&J” cap found for corner in the said west line of Parkwood Boulevard, said point being the southeast corner of said Lot 1R and in a non-tangent curve to the left;

THENCE, along the said west line of Parkwood Boulevard, the following three (3) calls:

In a southwesterly direction, along said non-tangent curve to the left, having a central angle of 28 degrees, 01 minutes 18 seconds, a radius of 1,064.00 feet, a chord bearing and distance of South 17 degrees, 15 minutes, 39 seconds West, 515.20 feet, an arc distance of 520.37 feet to a 5/8-inch iron rod with “PBS&J” cap found at the end of said curve;

South 10 degrees, 13 minutes, 57 seconds West, a distance of 66.29 feet to a 5/8-inch iron rod with “PBS&J” cap found at an angle point;

Exhibit A to Exhibit G - Page 3

South 00 degrees, 56 minutes, 21 seconds East, a distance of 193.21 feet to the POINT OF BEGINNING:

CONTAINING, 471,733 square feet or 10.829 acres of land, more or less.

Exhibit A to Exhibit G - Page 4

EXHIBIT H

FORM OF SPECIAL WARRANTY DEED

SPECIAL WARRANTY DEED

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF COLLIN	§

That KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company for the benefit of the KanAm US Grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH, whose address is 3290 Northside Parkway, Suite 840, Atlanta, Georgia 30327-2221 (“Grantor”), for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, BARGAINED, SOLD and CONVEYED and by these presents does GRANT, BARGAIN, SELL and CONVEY unto WELLS CORE REIT - 7624/7668 WARREN, LLC, a Delaware limited liability company, whose address is                                                       (“Grantee”), all right, title and interest of Grantor in and to the real property in Collin County, Texas, fully described in Exhibit A, attached hereto and by this reference incorporated herein, all improvements thereon, and all of Grantor’s right, title and interest in and to adjacent streets, alleys, rights-of-way, and any adjacent strips and gores of real estate, together with all rights, titles and interests appurtenant to the foregoing (such rights, titles and interests being referred to herein collectively as the “Property”).

This Special Warranty Deed and the conveyance hereinabove set forth is executed by Grantor and accepted by Grantee subject to the matters described in Exhibit B attached hereto (collectively, the “Permitted Title Exceptions”).

TO HAVE AND TO HOLD the Property, subject to the Permitted Title Exceptions, as aforesaid, together with all and singular the rights and appurtenances thereunto in anywise belonging, unto Grantee, its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the title to the Property unto the said Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through, or under Grantor, but not otherwise, subject only to the Permitted Title Exceptions.

[signature on following page]

Exhibit H - Page 1

EXECUTED as of                                              , 2011.

GRANTOR:

KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH,
a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH

By:

Name:

Title:

By:

Name:

Title:

STATE OF	§

§
COUNTY OF	§

The foregoing instrument was acknowledged before me this      day of                             , 2011 by                              and                                              , each as Directors of KanAm Grund Kapitalanlagegesellschaft mbH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH, the within named bargainor, and they executed the foregoing instrument for the purposes therein contained.

Notary Public, State of

My Commission Expires:

[NOTARIAL SEAL]

Prepared By And After Recording Return To:

Jeff Greenway, Esq.

Troutman Sanders LLP

600 Peachtree Street, NE

Suite 5200

Atlanta, Georgia 30308

[Insert Apostille]

Exhibit H - Page 2

EXHIBIT A

TO EXHIBIT H

LEGAL DESCRIPTION

DESCRIPTION OF DUKE BRIDGES PROJECT I LAND

DESCRIPTION of a 10.829 acre tract of land situated in the G.A. Martin Survey, Abstract No. 604, in the City of Frisco, Collin County, Texas, said tract being all of Lot 1, Block A, Duke Office Park, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 201 of the Plat Records of Collin County, Texas, said tract being part of that certain tract of land described in Special Warranty Deed to Duke Construction Limited Partnership recorded in County Clerk’s Instrument Number 2006-0309000310290 of the Deed Records of Collin County, Texas, said 10.829 acre tract being more particularly described as follows:

BEGINNING at a “+” cut in stone found at the north end of a right-of-way corner clip at the intersection of the north right-of-way line of Warren Parkway (a variable width right-of-way) and the west right-of-way line of Parkwood Boulevard (a variable width right-of-way), said point being the northernmost southeast comer of said Lot 1;

THENCE, South 43 degrees, 59 minutes, 05 seconds West, along said corner clip, a distance of 28.32 feet to a “+” cut in stone found at the south end of said corner clip, said point being in the said north line of Warren Parkway;

THENCE, along the said north line of Warren Parkway, the following two (2) ca1ls:

South 88 degrees, 54 minutes, 31 seconds West, a distance of 226.14 feet to a 5/8-inch iron rod with “PBS&J” cap found at the beginning of a tangent curve to the left;

In a westerly direction, along said curve to the left, having a central angle of 10 degrees, 54 minutes, 08 seconds, a radius of 1,614.00 feet, a chord bearing and distance of South 83 degrees, 27 minutes, 27 seconds West, 306.65 feet, an arc distance of 307.11 feet to a “+” cut in concrete found for corner, said point being the southwest corner of said Lot 1 and the southeast corner of Lot 2, of said Block A;

THENCE, departing the said north line of Warren Parkway and along the east line of said Lot 2, the following five (5) calls:

North 11 degrees, 59 minutes, 12 seconds West, a distance of 15.02 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found at the beginning of a non-tangent curve to the right;

In northerly direction, along said curve to the right, having a central angle of 11 degrees, 55 minutes, 23 seconds, a radius of 881.50 feet, a chord bearing and distance of North 05 degrees, 02 minutes, 48 seconds West, 183.11 feet, an arc distance of 183.44 feet to a “+” cut in concrete found at the end of said curve; North 00 degrees, 54 minutes, 53 seconds East, a distance of 263.98 feet to a “+” cut in concrete found at the beginning of a tangent curve to the right;

Exhibit A to Exhibit H - Page 1

In a northerly direction, along said curve to the right, having a central angle of 07 degrees, 30 minutes, 51 seconds, a radius of 1,316.01 feet, a chord bearing and distance of North 04 degrees, 40 minutes, 19 seconds East, 172.47 feet, an arc distance of 172.59 feet to a “+” cut in concrete found at the end of said curve, said point being the beginning of a reverse curve to the left;

In a northerly direction, along said curve to the left, having a central angle of 07 degrees, 31 minutes, 14 seconds, a radius of 1,439.75 feet, a chord bearing and distance of North 04 degrees, 40 minutes, 07 seconds East, 188.84 feet, an arc distance of 188.98 feet to a “+” cut in concrete found for comer, said point being the northwest comer of said Lot 1, the northeast corner of said Lot 2, the southeast comer of Lot 3, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 376 of said Plat Records and the southwest corner of Lot 2R, Block A of said Parkwood @ Frisco Bridges;

THENCE, South 89 degrees, 05 minutes, 15 seconds East, along the south line of said Lot 2R and the south line of Lot lR, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 200 of said Plat Records, at a distance of 262.91 feet passing the southeast corner of said Lot 2R and the southwest corner of said Lot 1R, continuing in all a total distance of 697.58 feet to a 5/8-inch iron rod with “PBS&J” cap found for corner in the said west line of Parkwood Boulevard, said point being the southeast corner of said Lot 1R and in a non-tangent curve to the left;

THENCE, along the said west line of Parkwood Boulevard, the following three (3) calls:

In a southwesterly direction, along said non-tangent curve to the left, having a central angle of 28 degrees, 01 minutes 18 seconds, a radius of 1,064.00 feet, a chord bearing and distance of South 17 degrees, 15 minutes, 39 seconds West, 515.20 feet, an arc distance of 520.37 feet to a 5/8-inch iron rod with “PBS&J” cap found at the end of said curve;

South 10 degrees, 13 minutes, 57 seconds West, a distance of 66.29 feet to a 5/8-inch iron rod with “PBS&J” cap found at an angle point;

South 00 degrees, 56 minutes, 21 seconds East, a distance of 193.21 feet to the POINT OF BEGINNING:

CONTAINING, 471,733 square feet or 10.829 acres of land, more or less.

Exhibit A to Exhibit H - Page 2

DESCRIPTION OF DUKE BRIDGES PROJECT II LAND

DESCRIPTION, of an 11.744 acre tract of land situated in the G.A. Martin Survey, Abstract No. 149, Collin County, Texas; said tract being all of Lot 2R, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet 2006, Page 376 of the Map Records of Collin County, Texas and part of that tract of land described in Special Warranty Deed to Duke Construction Limited Partnership recorded in Document Number 20060407000458820 of the Deed Records of Collin County, Texas; said 11.744 acre tract being more particularly described as follows:

BEGINNING, a “+” cut in concrete found in McCandless Way (a 60-foot wide Public Way); said point being the westernmost southwest corner of said Lot 2R and a re-entrant corner of Lot 3, of said Block A;

THENCE, North 00 degrees, 18 minutes, 49 seconds East, departing said McCandless Way and along an east line of said Lot 3, a distance of 375.00 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner; said point being a re-entrant corner of said Lot 3;

THENCE, North 89 degrees 48 minutes 36 seconds East, along a south line of said Lot 3, a distance of 165.42 feet to a 1/2-inch iron rod found for corner; said point being the northernmost southeast corner of said Lot 3 and the southwest corner of that certain tract of land described in Special Warranty Deed to Pansy Family Limited Partnership recorded in Volume 4009, Page 1 of said Deed Records;

THENCE, North 89 degrees, 48 minutes, 36 seconds East, along the south line of said Pansy Family Limited Partnership tract, a distance of 686.85 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner; said point being the northwest corner of Lot 1R, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet N, Page 655 of said Map Records;

THENCE, departing the said south line of the Pansy Family Limited Partnership tract and along the west line of said Lot 1R, the following three (3) calls:

South 00 degrees, 11 minutes, 24 seconds East, a distance of 501.28 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner;

South 89 degrees, 48 minutes, 36 seconds West, a distance of 91.91 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner;

South 00 degrees, 11 minutes, 24 seconds East, a distance of 370.52 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner on the north line of Lot 1, Block A, Duke Office Park, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet 2006, Page 201 of said Map Records, said point being the southwest corner of said Lot 1R;

Exhibit A to Exhibit H - Page 3

THENCE, North 89 degrees, 05 minutes, 15 seconds West, along the said north line of Lot 1, a distance of 262.91 feet to a cut “+” in concrete found for corner, said point being the northwest corner of said Lot 1, the northeast corner of Lot 2, Block A of said Duke Office Park and the beginning of a non-tangent curve to the left;

THENCE, in a northwesterly direction, along said curve to the left, having a central angle of 93 degrees 14 minutes, 56 seconds, a radius of 482.80 feet, a chord bearing and distance of North 45 degrees, 42 minutes, 40 seconds West, 701.86 feet, an arc distance of 785.76 feet to the POINT OF BEGINNING;

CONTAINING, 511,554 square feet or 11.744 acres of land, more or less.

Exhibit A to Exhibit H - Page 4

EXHIBIT B

TO EXHIBIT H

PERMITTED TITLE EXCEPTIONS

1.	The following restrictive covenants of record itemized below:

Volume 4070, Page 23; Volume 4332, Page 1374; Volume 4431, Page 689; Volume 4449, Page 1087 and under Document No. 20060719001009330; 20061226001803070 and 20061226001803060; Real Property Records, Collin County, Texas, and under Clerk’s File Number 20061226001803070, aforesaid records; and in Volume 2006, Page 376; Volume 2006, Page 201 and Volume 2006, Page 252, Map Records, Collin County, Texas and Volume 4518, Page 2061, Volume 4720, Page 2016, Volume 5053, Page 4729, Volume 5271, Page 3541, Volume 5534, Page 5089, Volume 5619, Page 1868 and under Clerk’s file 20060421000537180, but omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons.

2.	Homestead or community property or survivorship rights, if any, of any spouse of any insured.

3.	Any titles or rights asserted by anyone, including, but not limited to, persons, the public, corporations, governments or other entities,

a.	to tidelands, or lands comprising the shores or beds of navigable or perennial rivers and streams, lakes, bays, gulfs or oceans, or
b.	to lands beyond the line of the harbor or bulkhead lines as established or changed by any government, or
c.	to filled in lands, or artificial islands, or
d.	to statutory water rights, including riparian rights, or
e.	to the area extending from the line of mean low tide to the line of vegetation, or the rights of access to that area or easement along and across that area.

4.	Standby fees, taxes and assessments by any taxing authority for the year 2011 and subsequent years; and subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership, but not those taxes or assessments for prior years due to change in land usage or ownership, but not those taxes or assessments for prior years because of an exemption granted to a previous owner of the property under Section 11.13, Texas Tax Code, or because of improvements not assessed for a previous tax year.

5.	Rights of tenants in possession, as tenants only, under unrecorded lease agreements.

6.	The following according to the plat thereof recorded in Volume 2006, Page 376, Map Records, Collin County, Texas (Affects Tract I):

a.	Fifteen (15) foot drainage easements;

Exhibit B to Exhibit H - Page 1

b.	Fifteen (15) foot water easements;
c.	Twenty four (24) foot fire lane, mutual access & utility easement;
d.	Ten (10) foot by ten (10) foot water easements;
e.	Variable width water easements;
f.	Ten (10) foot utility easement;
g.	Fifteen (15) foot TXU easements;
h.	Fifteen (15) foot sanitary sewer easements;
i.	Ten (10) foot water easements;
j.	Fifteen (15) foot fire lane, mutual access and utility easement; and
k.	Variable width pond “A” drainage and detention easement.

(Affects Tract I)

7.	Terms, provisions, easements and conditions contained in Drainage Easement Agreement executed by and between Duke Realty Limited Partnership, an Indiana limited partnership, and Sealy Parkwood, L.P., a Georgia limited partnership, dated March 1, 2005, filed for record on March 1, 2005 and recorded in Volume 5866, Page 5174, Land Records, Collin County, Texas. (Affects Tract I)

8.	Terms, provisions, easements and conditions contained in Easement Agreement executed by and between Sealy Parkwood, L.P., a Georgia limited partnership and Duke Realty Limited Partnership, an Indiana limited partnership, dated March 1, 2005, filed for record on March 1, 2005 and recorded in Volume 5866, Page 5187, Land Records, Collin County, Texas. (Affects Tract I)

9.	Terms, conditions and provisions contained in Lease Agreement between Duke Realty Limited Partnership, an Indiana limited partnership, as Lessor, and Voicestream GSM I Operating Company, LLC, a Delaware limited liability company, as Lessee, dated November 4, 2005, a memorandum of which was filed for record on November 22, 2005 and recorded in Volume 6051, Page 198, Land Records, Collin County, Texas. (Affects Tract I)

10.	Terms, provisions, conditions, easements, assessments and liens securing assessments for Frisco Bridges as set out in covenants and restrictions recorded in/under Volume 4070, Page 23; volume 4332, Page 1374; Volume 4431, Page 689; Volume 4449, Page 1087; under Clerk’s File Number 20060719001009330; under Clerk’s File Number 20061226001803060 and under Clerk’s File Number 20061226001803070; and Volume 4518, Page 2061, Volume 4720, Page 2016, Volume 5053, Page 4729, Volume 5271, Page 3541, Volume 5534, Page 5089, Volume 5619, Page 1868 and under Clerk’s file 20060421000537180, Real Property Records, Collin County, Texas. (Affects all Tracts)

11.	Artwork Easement executed by Duke Construction Limited Partnership, an Indiana limited partnership, to GE commercial Finance Business Property Corporation, a Delaware corporation, dated December 21, 2006, filed December 26, 2006, recorded in/under clerk’s File Number 20061226001803090, Real Property Records, Collin County, Texas. (Affects all Tracts)

Exhibit A to Exhibit H - Page 2

12.	The following according to the plat thereof recorded in Volume 2006, Page 201, Map Records, Collin County, Texas. (Affects Tract II)

a.	Ten (10) foot, fifteen (15) foot and variable width water easement(s);
b.	Twenty four (24) foot and variable width fire lane, access and utility easement(s);
c.	Ten (10) foot and fifteen (15) foot street easement(s);
d.	Four hundred fifty (450) square foot corner clip;
e.	Twelve (12) foot, twenty-six and one-half (26.5) foot and variable width fire lane, mutual access and utility easement(s);
f.	One hundred twenty (120) foot building setback line;
g.	One hundred (100) foot building setback line;
h.	Fifty (50) foot landscape easement and parking setback line;
i.	Five (5) foot by fifteen (15) foot water easement;
j.	Twelve (12) foot by fifteen (15) foot water easement;
k.	Variable width TXU easement(s); and
l.	Fifteen (15) foot sewer easement.

13.	Thirty foot landscape easement and parking setback along the south side of the property and fifty foot wide along the east side of the property set out in volume 4070, page 23, Land Records, Collin County, Texas.

14.	Easement granted by Gaylord Properties, LP to Denton County Electric Cooperative, Inc., dated October 22, 1998, filed for record on November 6, 1998 and recorded in Volume 4289, Page 93, Land Records, Collin County, Texas; and as shown on plat recorded in Volume 2006, Page 201, Map Records, Collin County, Texas. (Affects Tract II)

15.	Terms, conditions and provisions contained in Lease Agreement between Duke Realty Limited Partnership, an Indiana limited partnership, as Lessor, and Voicestream GSM I Operating Company, LLC, a Delaware limited liability company, as Lessee, dated November 4, 2005, a memorandum of which was filed for record on November 22, 2005 and recorded in Volume 6051, Page 207, Land Records, Collin County, Texas. (Affects Tract II)

Exhibit A to Exhibit H - Page 3

EXHIBIT I

FORM OF ASSIGNMENT OF CONTRACTS

THIS ASSIGNMENT OF CONTRACTS (the “Assignment”) is made as of this              day of                     , 2011 between KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company for the benefit of the KanAm US Grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH (“Assignor”) and WELLS CORE REIT - 7624/7668 WARREN, LLC, a Delaware limited liability company (“Assignee”)

For and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration to it in hand paid by Assignee to Assignor, the conveyance by Assignor to Assignee of all that certain real property being particularly described on Exhibit “A” attached hereto and incorporated herein by this reference (the “Property”), and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged by the parties hereto, Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor’s right, title and interest in, to and under the contracts and agreements listed and described on Exhibit “B” attached hereto and incorporated herein by this reference (the “Contracts”)

Assignee does hereby assume and agree to perform all of Assignor’s obligations under or with respect to the Contracts first arising from and after the date hereof. Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys’ fees actually incurred) directly or indirectly arising out of or related to any breach or default in Assignee’s performance of the duties and obligations of Assignee under or with respect to the Contracts first arising from and after the date hereof. Assignor shall remain liable for all obligations of Assignor under or with respect to the Contracts arising prior to the date hereof. Assignor agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys’ fees actually incurred) directly or indirectly arising out of or related to any breach or default in Assignor’s performance of the duties and obligations of Assignor under or with respect to the Contracts arising prior to the date hereof.

All capitalized terms not defined herein shall have the meanings ascribed to such terms as set forth in that certain Purchase and Sale Agreement dated as of April     , 2011, between Assignor and Assignee.

This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns.

This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Exhibit I - Page 1

IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

ASSIGNOR:

KANAM GRUND KAPITALANLAGEGESELLSCHAFT
MBH, a German limited liability company, for the benefit of the KanAm US Grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH

By:

Name:

Title:

By:

Name:

Title:

ASSIGNEE:

WELLS CORE REIT - 7624/7668 WARREN, LLC, a Delaware limited liability company

By:	Wells Core Office Income Operating Partnership, L.P., a Delaware limited partnership, its sole member

	By:	Wells Core Office Income REIT, Inc., a Maryland corporation, its sole general partner

By:
Name:
Title:

Exhibit I - Page 2

EXHIBIT A

TO EXHIBIT I

LEGAL DESCRIPTION

DESCRIPTION OF DUKE BRIDGES PROJECT I LAND

DESCRIPTION of a 10.829 acre tract of land situated in the G.A. Martin Survey, Abstract No. 604, in the City of Frisco, Collin County, Texas, said tract being all of Lot 1, Block A, Duke Office Park, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 201 of the Plat Records of Collin County, Texas, said tract being part of that certain tract of land described in Special Warranty Deed to Duke Construction Limited Partnership recorded in County Clerk’s Instrument Number 2006-0309000310290 of the Deed Records of Collin County, Texas, said 10.829 acre tract being more particularly described as follows:

BEGINNING at a “+” cut in stone found at the north end of a right-of-way corner clip at the intersection of the north right-of-way line of Warren Parkway (a variable width right-of-way) and the west right-of-way line of Parkwood Boulevard (a variable width right-of-way), said point being the northernmost southeast comer of said Lot 1;

THENCE, South 43 degrees, 59 minutes, 05 seconds West, along said corner clip, a distance of 28.32 feet to a “+” cut in stone found at the south end of said corner clip, said point being in the said north line of Warren Parkway;

THENCE, along the said north line of Warren Parkway, the following two (2) ca1ls:

South 88 degrees, 54 minutes, 31 seconds West, a distance of 226.14 feet to a 5/8-inch iron rod with “PBS&J” cap found at the beginning of a tangent curve to the left;

In a westerly direction, along said curve to the left, having a central angle of 10 degrees, 54 minutes, 08 seconds, a radius of 1,614.00 feet, a chord bearing and distance of South 83 degrees, 27 minutes, 27 seconds West, 306.65 feet, an arc distance of 307.11 feet to a “+” cut in concrete found for corner, said point being the southwest corner of said Lot 1 and the southeast corner of Lot 2, of said Block A;

THENCE, departing the said north line of Warren Parkway and along the east line of said Lot 2, the following five (5) calls:

North 11 degrees, 59 minutes, 12 seconds West, a distance of 15.02 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found at the beginning of a non-tangent curve to the right;

In northerly direction, along said curve to the right, having a central angle of 11 degrees, 55 minutes, 23 seconds, a radius of 881.50 feet, a chord bearing and distance of North 05 degrees, 02 minutes, 48 seconds West, 183.11 feet, an arc distance of 183.44 feet to a “+” cut in concrete found at the end of said curve; North 00 degrees, 54 minutes, 53 seconds East, a distance of 263.98 feet to a “+” cut in concrete found at the beginning of a tangent curve to the right;

Exhibit A to Exhibit I - Page 1

In a northerly direction, along said curve to the right, having a central angle of 07 degrees, 30 minutes, 51 seconds, a radius of 1,316.01 feet, a chord bearing and distance of North 04 degrees, 40 minutes, 19 seconds East, 172.47 feet, an arc distance of 172.59 feet to a “+” cut in concrete found at the end of said curve, said point being the beginning of a reverse curve to the left;

In a northerly direction, along said curve to the left, having a central angle of 07 degrees, 31 minutes, 14 seconds, a radius of 1,439.75 feet, a chord bearing and distance of North 04 degrees, 40 minutes, 07 seconds East, 188.84 feet, an arc distance of 188.98 feet to a “+” cut in concrete found for comer, said point being the northwest comer of said Lot 1, the northeast corner of said Lot 2, the southeast comer of Lot 3, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 376 of said Plat Records and the southwest corner of Lot 2R, Block A of said Parkwood @ Frisco Bridges;

THENCE, South 89 degrees, 05 minutes, 15 seconds East, along the south line of said Lot 2R and the south line of Lot lR, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 200 of said Plat Records, at a distance of 262.91 feet passing the southeast corner of said Lot 2R and the southwest corner of said Lot 1R, continuing in all a total distance of 697.58 feet to a 5/8-inch iron rod with “PBS&J” cap found for corner in the said west line of Parkwood Boulevard, said point being the southeast corner of said Lot 1R and in a non-tangent curve to the left;

THENCE, along the said west line of Parkwood Boulevard, the following three (3) calls:

In a southwesterly direction, along said non-tangent curve to the left, having a central angle of 28 degrees, 01 minutes 18 seconds, a radius of 1,064.00 feet, a chord bearing and distance of South 17 degrees, 15 minutes, 39 seconds West, 515.20 feet, an arc distance of 520.37 feet to a 5/8-inch iron rod with “PBS&J” cap found at the end of said curve;

South 10 degrees, 13 minutes, 57 seconds West, a distance of 66.29 feet to a 5/8-inch iron rod with “PBS&J” cap found at an angle point;

South 00 degrees, 56 minutes, 21 seconds East, a distance of 193.21 feet to the POINT OF BEGINNING:

CONTAINING, 471,733 square feet or 10.829 acres of land, more or less.

Exhibit A to Exhibit I - Page 2

DESCRIPTION OF DUKE BRIDGES PROJECT II LAND

DESCRIPTION, of an 11.744 acre tract of land situated in the G.A. Martin Survey, Abstract No. 149, Collin County, Texas; said tract being all of Lot 2R, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet 2006, Page 376 of the Map Records of Collin County, Texas and part of that tract of land described in Special Warranty Deed to Duke Construction Limited Partnership recorded in Document Number 20060407000458820 of the Deed Records of Collin County, Texas; said 11.744 acre tract being more particularly described as follows:

BEGINNING, a “+” cut in concrete found in McCandless Way (a 60-foot wide Public Way); said point being the westernmost southwest corner of said Lot 2R and a re-entrant corner of Lot 3, of said Block A;

THENCE, North 00 degrees, 18 minutes, 49 seconds East, departing said McCandless Way and along an east line of said Lot 3, a distance of 375.00 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner; said point being a re-entrant corner of said Lot 3;

THENCE, North 89 degrees 48 minutes 36 seconds East, along a south line of said Lot 3, a distance of 165.42 feet to a 1/2-inch iron rod found for corner; said point being the northernmost southeast corner of said Lot 3 and the southwest corner of that certain tract of land described in Special Warranty Deed to Pansy Family Limited Partnership recorded in Volume 4009, Page 1 of said Deed Records;

THENCE, North 89 degrees, 48 minutes, 36 seconds East, along the south line of said Pansy Family Limited Partnership tract, a distance of 686.85 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner; said point being the northwest corner of Lot 1R, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet N, Page 655 of said Map Records;

THENCE, departing the said south line of the Pansy Family Limited Partnership tract and along the west line of said Lot 1R, the following three (3) calls:

South 00 degrees, 11 minutes, 24 seconds East, a distance of 501.28 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner;

South 89 degrees, 48 minutes, 36 seconds West, a distance of 91.91 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner;

South 00 degrees, 11 minutes, 24 seconds East, a distance of 370.52 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner on the north line of Lot 1, Block A, Duke Office Park, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet 2006, Page 201 of said Map Records, said point being the southwest corner of said Lot 1R;

Exhibit B to Exhibit I - Page 3

THENCE, North 89 degrees, 05 minutes, 15 seconds West, along the said north line of Lot 1, a distance of 262.91 feet to a cut “+” in concrete found for corner, said point being the northwest corner of said Lot 1, the northeast corner of Lot 2, Block A of said Duke Office Park and the beginning of a non-tangent curve to the left;

THENCE, in a northwesterly direction, along said curve to the left, having a central angle of 93 degrees 14 minutes, 56 seconds, a radius of 482.80 feet, a chord bearing and distance of North 45 degrees, 42 minutes, 40 seconds West, 701.86 feet, an arc distance of 785.76 feet to the POINT OF BEGINNING;

CONTAINING, 511,554 square feet or 11.744 acres of land, more or less.

Exhibit A to Exhibit I - Page 4

EXHIBIT B

TO EXHIBIT I

LIST OF CONTRACTS

Exhibit B to Exhibit I - Page 1

EXHIBIT J

FORM OF BILL OF SALE

BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, that KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company for the benefit of the KanAm US Grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH (the “Seller”), for and in consideration of the sum of Ten Dollars and other valuable consideration to it in hand paid by WELLS CORE REIT - 7624/7668 WARREN, LLC, a Delaware limited liability company (the “Purchaser”), the receipt and sufficiency of which are hereby acknowledged, hereby unconditionally sells, assigns, transfers and conveys unto said Purchaser any and all of Seller’s right, title and interest in and to all personal property located upon the land described in Exhibit “A” attached hereto and hereby made a part hereof (the “Land”) or within the improvements located thereon (the “Improvements”), including without limitation, any and all appliances, furniture, furnishings, office equipment, fittings, shades, screens and screening, art, sculpture, awnings, plants, planters, shrubbery, landscaping, lawn care and building maintenance equipment, vending machines, canopies, carpeting, draperies and curtains, tools and supplies, inventories, equipment and other furnishings or items of personal property owned by Seller (excluding any software licensed to Seller), located on and used exclusively in connection with the operation of the Land and the Improvements, including without limitation, those items set forth and described on Exhibit “B” attached hereto and hereby made a part hereof (collectively, the “Personal Property”).

TO HAVE AND TO HOLD all of said Personal Property unto Purchaser, its successors and assigns, to its own use forever.

EXCEPT FOR THE WARRANTIES AND REPRESENTATIONS CONTAINED IN THE PURCHASE AGREEMENT (DEFINED BELOW), (I) THE PERSONAL PROPERTY IS TRANSFERRED TO PURCHASER “AS IS” AND “WHERE IS” AND WITH ALL FAULTS, DEFECTS OR OTHER ADVERSE MATTERS; AND (II) SELLER SPECIFICALLY DISCLAIMS ALL WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE (INCLUDING WARRANTIES OF MERCHANTABILITY AND WARRANTIES OF FITNESS FOR USE OR ACCEPTABILITY FOR THE PURPOSE INTENDED BY PURCHASER) WITH RESPECT TO THE PERSONAL PROPERTY OR ITS CONDITION.

All capitalized terms not defined herein shall have the meanings ascribed to such terms as set forth in that certain Purchase and Sale Agreement dated as of April     , 2011, between Seller and Purchaser.

This Bill of Sale shall inure to the benefit of Purchaser, and be binding upon Seller, and their respective legal representatives, transferees, successors and assigns.

Exhibit J - Page 1

IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of the              day of                     , 2011.

SELLER:

KANAM GRUND KAPITALANLAGEGESELLSCHAFT
MBH, a German limited liability company, for the benefit of the KanAm US Grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH

By:

Name:

Title:

By:

Name:

Title:

Exhibit J - Page 2

EXHIBIT A

TO EXHIBIT J

LEGAL DESCRIPTION

DESCRIPTION OF DUKE BRIDGES PROJECT I LAND

DESCRIPTION of a 10.829 acre tract of land situated in the G.A. Martin Survey, Abstract No. 604, in the City of Frisco, Collin County, Texas, said tract being all of Lot 1, Block A, Duke Office Park, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 201 of the Plat Records of Collin County, Texas, said tract being part of that certain tract of land described in Special Warranty Deed to Duke Construction Limited Partnership recorded in County Clerk’s Instrument Number 2006-0309000310290 of the Deed Records of Collin County, Texas, said 10.829 acre tract being more particularly described as follows:

BEGINNING at a “+” cut in stone found at the north end of a right-of-way corner clip at the intersection of the north right-of-way line of Warren Parkway (a variable width right-of-way) and the west right-of-way line of Parkwood Boulevard (a variable width right-of-way), said point being the northernmost southeast comer of said Lot 1;

THENCE, South 43 degrees, 59 minutes, 05 seconds West, along said corner clip, a distance of 28.32 feet to a “+” cut in stone found at the south end of said corner clip, said point being in the said north line of Warren Parkway;

THENCE, along the said north line of Warren Parkway, the following two (2) ca1ls:

South 88 degrees, 54 minutes, 31 seconds West, a distance of 226.14 feet to a 5/8-inch iron rod with “PBS&J” cap found at the beginning of a tangent curve to the left;

In a westerly direction, along said curve to the left, having a central angle of 10 degrees, 54 minutes, 08 seconds, a radius of 1,614.00 feet, a chord bearing and distance of South 83 degrees, 27 minutes, 27 seconds West, 306.65 feet, an arc distance of 307.11 feet to a “+” cut in concrete found for corner, said point being the southwest corner of said Lot 1 and the southeast corner of Lot 2, of said Block A;

THENCE, departing the said north line of Warren Parkway and along the east line of said Lot 2, the following five (5) calls:

North 11 degrees, 59 minutes, 12 seconds West, a distance of 15.02 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found at the beginning of a non-tangent curve to the right;

In northerly direction, along said curve to the right, having a central angle of 11 degrees, 55 minutes, 23 seconds, a radius of 881.50 feet, a chord bearing and distance of North 05 degrees, 02 minutes, 48 seconds West, 183.11 feet, an arc distance of 183.44 feet to a “+” cut in concrete found at the end of said curve; North 00 degrees, 54 minutes, 53 seconds East, a distance of 263.98 feet to a “+” cut in concrete found at the beginning of a tangent curve to the right;

Exhibit A to Exhibit J - Page 1

In a northerly direction, along said curve to the right, having a central angle of 07 degrees, 30 minutes, 51 seconds, a radius of 1,316.01 feet, a chord bearing and distance of North 04 degrees, 40 minutes, 19 seconds East, 172.47 feet, an arc distance of 172.59 feet to a “+” cut in concrete found at the end of said curve, said point being the beginning of a reverse curve to the left;

In a northerly direction, along said curve to the left, having a central angle of 07 degrees, 31 minutes, 14 seconds, a radius of 1,439.75 feet, a chord bearing and distance of North 04 degrees, 40 minutes, 07 seconds East, 188.84 feet, an arc distance of 188.98 feet to a “+” cut in concrete found for comer, said point being the northwest comer of said Lot 1, the northeast corner of said Lot 2, the southeast comer of Lot 3, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 376 of said Plat Records and the southwest corner of Lot 2R, Block A of said Parkwood @ Frisco Bridges;

THENCE, South 89 degrees, 05 minutes, 15 seconds East, along the south line of said Lot 2R and the south line of Lot lR, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 200 of said Plat Records, at a distance of 262.91 feet passing the southeast corner of said Lot 2R and the southwest corner of said Lot 1R, continuing in all a total distance of 697.58 feet to a 5/8-inch iron rod with “PBS&J” cap found for corner in the said west line of Parkwood Boulevard, said point being the southeast corner of said Lot 1R and in a non-tangent curve to the left;

THENCE, along the said west line of Parkwood Boulevard, the following three (3) calls:

In a southwesterly direction, along said non-tangent curve to the left, having a central angle of 28 degrees, 01 minutes 18 seconds, a radius of 1,064.00 feet, a chord bearing and distance of South 17 degrees, 15 minutes, 39 seconds West, 515.20 feet, an arc distance of 520.37 feet to a 5/8-inch iron rod with “PBS&J” cap found at the end of said curve;

South 10 degrees, 13 minutes, 57 seconds West, a distance of 66.29 feet to a 5/8-inch iron rod with “PBS&J” cap found at an angle point;

South 00 degrees, 56 minutes, 21 seconds East, a distance of 193.21 feet to the POINT OF BEGINNING:

CONTAINING, 471,733 square feet or 10.829 acres of land, more or less.

Exhibit A to Exhibit J - Page 2

DESCRIPTION OF DUKE BRIDGES PROJECT II LAND

DESCRIPTION, of an 11.744 acre tract of land situated in the G.A. Martin Survey, Abstract No. 149, Collin County, Texas; said tract being all of Lot 2R, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet 2006, Page 376 of the Map Records of Collin County, Texas and part of that tract of land described in Special Warranty Deed to Duke Construction Limited Partnership recorded in Document Number 20060407000458820 of the Deed Records of Collin County, Texas; said 11.744 acre tract being more particularly described as follows:

BEGINNING, a “+” cut in concrete found in McCandless Way (a 60-foot wide Public Way); said point being the westernmost southwest corner of said Lot 2R and a re-entrant corner of Lot 3, of said Block A;

THENCE, North 00 degrees, 18 minutes, 49 seconds East, departing said McCandless Way and along an east line of said Lot 3, a distance of 375.00 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner; said point being a re-entrant corner of said Lot 3;

THENCE, North 89 degrees 48 minutes 36 seconds East, along a south line of said Lot 3, a distance of 165.42 feet to a 1/2-inch iron rod found for corner; said point being the northernmost southeast corner of said Lot 3 and the southwest corner of that certain tract of land described in Special Warranty Deed to Pansy Family Limited Partnership recorded in Volume 4009, Page 1 of said Deed Records;

THENCE, North 89 degrees, 48 minutes, 36 seconds East, along the south line of said Pansy Family Limited Partnership tract, a distance of 686.85 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner; said point being the northwest corner of Lot 1R, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet N, Page 655 of said Map Records;

THENCE, departing the said south line of the Pansy Family Limited Partnership tract and along the west line of said Lot 1R, the following three (3) calls:

South 00 degrees, 11 minutes, 24 seconds East, a distance of 501.28 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner;

South 89 degrees, 48 minutes, 36 seconds West, a distance of 91.91 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner;

South 00 degrees, 11 minutes, 24 seconds East, a distance of 370.52 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner on the north line of Lot 1, Block A, Duke Office Park, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet 2006, Page 201 of said Map Records, said point being the southwest corner of said Lot 1R;

Exhibit A to Exhibit J - Page 3

THENCE, North 89 degrees, 05 minutes, 15 seconds West, along the said north line of Lot 1, a distance of 262.91 feet to a cut “+” in concrete found for corner, said point being the northwest corner of said Lot 1, the northeast corner of Lot 2, Block A of said Duke Office Park and the beginning of a non-tangent curve to the left;

THENCE, in a northwesterly direction, along said curve to the left, having a central angle of 93 degrees 14 minutes, 56 seconds, a radius of 482.80 feet, a chord bearing and distance of North 45 degrees, 42 minutes, 40 seconds West, 701.86 feet, an arc distance of 785.76 feet to the POINT OF BEGINNING;

CONTAINING, 511,554 square feet or 11.744 acres of land, more or less.

Exhibit A to Exhibit J - Page 4

EXHIBIT B

TO EXHIBIT J

SCHEDULE OF PERSONAL PROPERTY

DUKE BRIDGES I PROJECT

1.	Keyboard Monitor Mouse – For EMS System (CPU)
2.	Small shovel
3.	Small ice melt spreader

DUKE BRIDGES II PROJECT

1.	Security Access system – Monitor, CPU Tower, Keyboard, Mouse
2.	Snow Shovel
3.	6 ft. ladder
4.	EMS: monitor, keyboard, mouse, printer (CPU tower is T-Mobile)
5.	Small ice melt spreader

Exhibit B to Exhibit J - Page 1

EXHIBIT K

FORM OF ASSIGNMENT OF LEASES

ASSIGNMENT OF LEASES

THIS ASSIGNMENT OF LEASES (the “Assignment”) is made as of this              day of                     , 2011 between KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company for the benefit of the KanAm US Grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH (“Assignor”) and WELLS CORE REIT - 7624/7668 WARREN, LLC, a Delaware limited liability company (“Assignee”)

For and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration to it in hand paid by Assignee to Assignor, the conveyance by Assignor to Assignee of all that certain real property being particularly described on Exhibit “A” attached hereto and incorporated herein by this reference (the “Property”), and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged by the parties hereto, Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor’s right, title and interest in, to and under (i) any and all existing and outstanding leases, licenses and occupancy agreements, and related guarantees, of the improvements comprising a part of the Property as described on Exhibit “B” attached hereto and incorporated herein by this reference (collectively, the “Leases”), together with the security deposits described in the schedule attached hereto as Exhibit “C” (the “Security Deposits”), which Assignor certifies truly and correctly identifies all of the security deposits held by Assignor under the Leases, and (ii) that certain commission agreement described on Exhibit “B” attached hereto and incorporated herein by this reference (the “Commission Agreement”)

Assignee does hereby assume and agree to perform all of Assignor’s obligations under or with respect to the Leases first arising from and after the date hereof, including without limitation, any and all obligations to pay leasing commissions under the Commission Agreement which are due or payable under the Leases that results from the exercise of a renewal or expansion after the date hereof, and claims made by tenants with respect to the Security Deposits to the extent paid, credited or assigned to Assignee by Assignor. Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys’ fees actually incurred) directly or indirectly arising out of or related to any breach or default in Assignee’s performance of the duties and obligations of Assignee under or with respect to the Leases or the Commission Agreement arising on or after the date hereof. Assignor shall remain liable for all obligations of the “Landlord” under or with respect to the Leases and the Commission Agreement arising prior to the date hereof. Assignor agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys’ fees actually incurred) directly or indirectly arising out of or related to any breach or default in Assignor’s performance of the duties and obligations of Assignor under or with respect to the Leases or the Commission Agreement arising prior to the date hereof.

Exhibit K - Page 1

All capitalized terms not defined herein shall have the meanings ascribed to such terms as set forth in that certain Purchase and Sale Agreement dated as of April     , 2011, between Assignor and Assignee.

This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns.

This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Exhibit K - Page 2

IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

ASSIGNOR:

KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of the KanAm US Grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH

By:

Name:

Title:

By:

Name:

Title:

ASSIGNEE:

WELLS CORE REIT - 7624/7668 WARREN, LLC, a Delaware limited liability company

By:	Wells Core Office Income Operating Partnership, L.P., a Delaware limited partnership, its sole member

	By:	Wells Core Office Income REIT, Inc., a Maryland corporation, its sole general partner

By:
Name:
Title:

Exhibit K - Page 3

EXHIBIT A

TO EXHIBIT K

LEGAL DESCRIPTION

DESCRIPTION OF DUKE BRIDGES PROJECT I LAND

DESCRIPTION of a 10.829 acre tract of land situated in the G.A. Martin Survey, Abstract No. 604, in the City of Frisco, Collin County, Texas, said tract being all of Lot 1, Block A, Duke Office Park, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 201 of the Plat Records of Collin County, Texas, said tract being part of that certain tract of land described in Special Warranty Deed to Duke Construction Limited Partnership recorded in County Clerk’s Instrument Number 2006-0309000310290 of the Deed Records of Collin County, Texas, said 10.829 acre tract being more particularly described as follows :

BEGINNING at a “+” cut in stone found at the north end of a right-of-way corner clip at the intersection of the north right-of-way line of Warren Parkway (a variable width right-of-way) and the west right-of-way line of Parkwood Boulevard (a variable width right-of-way), said point being the northernmost southeast comer of said Lot 1;

THENCE, South 43 degrees, 59 minutes, 05 seconds West, along said corner clip, a distance of 28.32 feet to a “+” cut in stone found at the south end of said corner clip, said point being in the said north line of Warren Parkway;

THENCE, along the said north line of Warren Parkway, the following two (2) calls:

South 88 degrees, 54 minutes, 31 seconds West, a distance of 226.14 feet to a 5/8-inch iron rod with “PBS&J” cap found at the beginning of a tangent curve to the left;

In a westerly direction, along said curve to the left, having a central angle of 10 degrees, 54 minutes, 08 seconds, a radius of 1,614.00 feet, a chord bearing and distance of South 83 degrees, 27 minutes, 27 seconds West, 306.65 feet, an arc distance of 307.11 feet to a “+” cut in concrete found for corner, said point being the southwest corner of said Lot 1 and the southeast corner of Lot 2, of said Block A;

THENCE, departing the said north line of Warren Parkway and along the east line of said Lot 2, the following five (5) calls:

North 11 degrees, 59 minutes, 12 seconds West, a distance of 15.02 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found at the beginning of a non-tangent curve to the right;

In northerly direction, along said curve to the right, having a central angle of 11 degrees, 55 minutes, 23 seconds, a radius of 881.50 feet, a chord bearing and distance of North 05 degrees, 02 minutes, 48 seconds West, 183.11 feet, an arc distance of 183.44 feet to a “+” cut in concrete found at the end of said curve; North 00 degrees, 54 minutes, 53 seconds East, a distance of 263.98 feet to a “+” cut in concrete found at the beginning of a tangent curve to the right;

Exhibit A to Exhibit K - Page 1

In a northerly direction, along said curve to the right, having a central angle of 07 degrees, 30 minutes, 51 seconds, a radius of 1,316.01 feet, a chord bearing and distance of North 04 degrees, 40 minutes, 19 seconds East, 172.47 feet, an arc distance of 172.59 feet to a “+” cut in concrete found at the end of said curve, said point being the beginning of a reverse curve to the left;

In a northerly direction, along said curve to the left, having a central angle of 07 degrees, 31 minutes, 14 seconds, a radius of 1,439.75 feet, a chord bearing and distance of North 04 degrees, 40 minutes, 07 seconds East, 188.84 feet, an arc distance of 188.98 feet to a “+” cut in concrete found for comer, said point being the northwest comer of said Lot 1, the northeast corner of said Lot 2, the southeast comer of Lot 3, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 376 of said Plat Records and the southwest corner of Lot 2R, Block A of said Parkwood @ Frisco Bridges;

THENCE, South 89 degrees, 05 minutes, 15 seconds East, along the south line of said Lot 2R and the south line of Lot lR, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 200 of said Plat Records, at a distance of 262.91 feet passing the southeast corner of said Lot 2R and the southwest corner of said Lot 1R, continuing in all a total distance of 697.58 feet to a 5/8-inch iron rod with “PBS&J” cap found for corner in the said west line of Parkwood Boulevard, said point being the southeast corner of said Lot 1R and in a non-tangent curve to the left;

THENCE, along the said west line of Parkwood Boulevard, the following three (3) calls:

In a southwesterly direction, along said non-tangent curve to the left, having a central angle of 28 degrees, 01 minutes 18 seconds, a radius of 1,064.00 feet, a chord bearing and distance of South 17 degrees, 15 minutes, 39 seconds West, 515.20 feet, an arc distance of 520.37 feet to a 5/8-inch iron rod with “PBS&J” cap found at the end of said curve;

South 10 degrees, 13 minutes, 57 seconds West, a distance of 66.29 feet to a 5/8-inch iron rod with “PBS&J” cap found at an angle point;

South 00 degrees, 56 minutes, 21 seconds East, a distance of 193.21 feet to the POINT OF BEGINNING:

CONTAINING, 471,733 square feet or 10.829 acres of land, more or less.

Exhibit A to Exhibit K - Page 2

DESCRIPTION OF DUKE BRIDGES PROJECT II LAND

DESCRIPTION, of an 11.744 acre tract of land situated in the G.A. Martin Survey, Abstract No. 149, Collin County, Texas; said tract being all of Lot 2R, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet 2006, Page 376 of the Map Records of Collin County, Texas and part of that tract of land described in Special Warranty Deed to Duke Construction Limited Partnership recorded in Document Number 20060407000458820 of the Deed Records of Collin County, Texas; said 11.744 acre tract being more particularly described as follows:

BEGINNING, a “+” cut in concrete found in McCandless Way (a 60-foot wide Public Way); said point being the westernmost southwest corner of said Lot 2R and a re-entrant corner of Lot 3, of said Block A;

THENCE, North 00 degrees, 18 minutes, 49 seconds East, departing said McCandless Way and along an east line of said Lot 3, a distance of 375.00 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner; said point being a re-entrant corner of said Lot 3;

THENCE, North 89 degrees 48 minutes 36 seconds East, along a south line of said Lot 3, a distance of 165.42 feet to a 1/2-inch iron rod found for corner; said point being the northernmost southeast corner of said Lot 3 and the southwest corner of that certain tract of land described in Special Warranty Deed to Pansy Family Limited Partnership recorded in Volume 4009, Page 1 of said Deed Records;

THENCE, North 89 degrees, 48 minutes, 36 seconds East, along the south line of said Pansy Family Limited Partnership tract, a distance of 686.85 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner; said point being the northwest corner of Lot 1R, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet N, Page 655 of said Map Records;

THENCE, departing the said south line of the Pansy Family Limited Partnership tract and along the west line of said Lot 1R, the following three (3) calls:

South 00 degrees, 11 minutes, 24 seconds East, a distance of 501.28 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner;

South 89 degrees, 48 minutes, 36 seconds West, a distance of 91.91 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner;

South 00 degrees, 11 minutes, 24 seconds East, a distance of 370.52 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner on the north line of Lot 1, Block A, Duke Office Park, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet 2006, Page 201 of said Map Records, said point being the southwest corner of said Lot 1R;

Exhibit A to Exhibit K - Page 3

THENCE, North 89 degrees, 05 minutes, 15 seconds West, along the said north line of Lot 1, a distance of 262.91 feet to a cut “+” in concrete found for corner, said point being the northwest corner of said Lot 1, the northeast corner of Lot 2, Block A of said Duke Office Park and the beginning of a non-tangent curve to the left;

THENCE, in a northwesterly direction, along said curve to the left, having a central angle of 93 degrees 14 minutes, 56 seconds, a radius of 482.80 feet, a chord bearing and distance of North 45 degrees, 42 minutes, 40 seconds West, 701.86 feet, an arc distance of 785.76 feet to the POINT OF BEGINNING;

CONTAINING, 511,554 square feet or 11.744 acres of land, more or less.

Exhibit A to Exhibit K - Page 4

EXHIBIT B

TO EXHIBIT K

LEASES AND COMMISSION AGREEMENT

Exhibit B to Exhibit K - Page 1

EXHIBIT C

TO EXHIBIT K

CERTIFIED SCHEDULE OF SECURITY DEPOSITS

EFA - $45,290.04, cash.

Exhibit C to Exhibit K - Page 1

EXHIBIT L

FORM OF BLANKET TRANSFER AND ASSIGNMENT

BLANKET TRANSFER AND ASSIGNMENT

THIS BLANKET TRANSFER AND ASSIGNMENT, made and entered into as of the          day of             , 2011, by and between KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company for the benefit of the KanAm US Grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH (hereinafter referred to as “Assignor”) and WELLS CORE REIT - 7624/7668 WARREN, LLC, a Delaware limited liability company (hereinafter referred to as “Assignee”).

W I T N E S S E T H:

For and in consideration of the sum of Ten and No/100 Dollars ($10.00), the premises, the conveyance by Assignor to Assignee of the improved real property described on Exhibit “A” attached hereto and incorporated herein by this reference (hereinafter referred to as the “Property”), and the mutual covenants herein contained, the receipt, adequacy, and sufficiency of the foregoing consideration being hereby acknowledged by the parties hereto, Assignor hereby transfers, grants, conveys, and assigns to Assignee, all of Assignor’s right, title and interest in and to (i) all plans and specifications with respect to the improvements located on the Property (the “Improvements”); (ii) all assignable warranties, trademarks, rights of copyright, guaranties (express or implied) and other rights issued to or held by Seller in connection with the Improvements or the Personal Property (as defined below), (iii) all assignable permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Property (collectively, the “Permits”) and (iv) all intangibles associated with the Property, the Personal Property and the Improvements, including but not limited to the non-exclusive rights, to the identifying name of the Improvements and the logo therefor, if any.

As used herein, the term “Personal Property” shall mean all of that personal property conveyed to Assignee pursuant to that certain Bill of Sale executed by Assignor in favor of Assignee and dated as of even date herewith.

All capitalized terms not defined herein shall have the meanings ascribed to such terms as set forth in that certain Purchase and Sale Agreement dated as of April     , 2011, between Assignor and Assignee. This Blanket Transfer and Assignment shall be governed by, and construed under, the laws of the State of Texas.

This Blanket Transfer and Assignment shall inure to the benefit of, and be binding upon, the respective legal representatives, successors, and assigns of the parties hereto.

Exhibit L - Page 1

IN WITNESS WHEREOF, Assignor and Assignee have caused this instrument to be properly executed and their respective seals affixed hereto the day, month and year first above written.

ASSIGNOR:

KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of the KanAm US Grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund KapitalanlagegesellschaftmbH

By:

Name:

Title:

By:

Name:

Title:

ASSIGNEE:

WELLS CORE REIT - 7624/7668 WARREN, LLC, a Delaware limited liability company

By:	Wells Core Office Income Operating Partnership, L.P., a Delaware limited partnership, its sole member

	By:	Wells Core Office Income REIT, Inc., a Maryland corporation, its sole general partner

By:
Name:
Title:

Exhibit L - Page 2

EXHIBIT A

TO EXHIBIT L

LEGAL DESCRIPTION

DESCRIPTION OF DUKE BRIDGES PROJECT I LAND

DESCRIPTION of a 10.829 acre tract of land situated in the G.A. Martin Survey, Abstract No. 604, in the City of Frisco, Collin County, Texas, said tract being all of Lot 1, Block A, Duke Office Park, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 201 of the Plat Records of Collin County, Texas, said tract being part of that certain tract of land described in Special Warranty Deed to Duke Construction Limited Partnership recorded in County Clerk’s Instrument Number 2006-0309000310290 of the Deed Records of Collin County, Texas, said 10.829 acre tract being more particularly described as follows :

BEGINNING at a “+” cut in stone found at the north end of a right-of-way corner clip at the intersection of the north right-of-way line of Warren Parkway (a variable width right-of-way) and the west right-of-way line of Parkwood Boulevard (a variable width right-of-way), said point being the northernmost southeast comer of said Lot 1;

THENCE, South 43 degrees, 59 minutes, 05 seconds West, along said corner clip, a distance of 28.32 feet to a “+” cut in stone found at the south end of said corner clip, said point being in the said north line of Warren Parkway;

THENCE, along the said north line of Warren Parkway, the following two (2) calls:

South 88 degrees, 54 minutes, 31 seconds West, a distance of 226.14 feet to a 5/8-inch iron rod with “PBS&J” cap found at the beginning of a tangent curve to the left;

In a westerly direction, along said curve to the left, having a central angle of 10 degrees, 54 minutes, 08 seconds, a radius of 1,614.00 feet, a chord bearing and distance of South 83 degrees, 27 minutes, 27 seconds West, 306.65 feet, an arc distance of 307.11 feet to a “+” cut in concrete found for corner, said point being the southwest corner of said Lot 1 and the southeast corner of Lot 2, of said Block A;

THENCE, departing the said north line of Warren Parkway and along the east line of said Lot 2, the following five (5) calls:

North 11 degrees, 59 minutes, 12 seconds West, a distance of 15.02 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found at the beginning of a non-tangent curve to the right;

In northerly direction, along said curve to the right, having a central angle of 11 degrees, 55 minutes, 23 seconds, a radius of 881.50 feet, a chord bearing and distance of North 05 degrees, 02 minutes, 48 seconds West, 183.11 feet, an arc distance of 183.44 feet to a “+” cut in concrete found at the end of said curve; North 00 degrees, 54 minutes, 53 seconds East, a distance of 263.98 feet to a “+” cut in concrete found at the beginning of a tangent curve to the right;

Exhibit A to Exhibit L - Page 1

In a northerly direction, along said curve to the right, having a central angle of 07 degrees, 30 minutes, 51 seconds, a radius of 1,316.01 feet, a chord bearing and distance of North 04 degrees, 40 minutes, 19 seconds East, 172.47 feet, an arc distance of 172.59 feet to a “+” cut in concrete found at the end of said curve, said point being the beginning of a reverse curve to the left;

In a northerly direction, along said curve to the left, having a central angle of 07 degrees, 31 minutes, 14 seconds, a radius of 1,439.75 feet, a chord bearing and distance of North 04 degrees, 40 minutes, 07 seconds East, 188.84 feet, an arc distance of 188.98 feet to a “+” cut in concrete found for comer, said point being the northwest comer of said Lot 1, the northeast corner of said Lot 2, the southeast comer of Lot 3, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 376 of said Plat Records and the southwest corner of Lot 2R, Block A of said Parkwood @ Frisco Bridges;

THENCE, South 89 degrees, 05 minutes, 15 seconds East, along the south line of said Lot 2R and the south line of Lot lR, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 200 of said Plat Records, at a distance of 262.91 feet passing the southeast corner of said Lot 2R and the southwest corner of said Lot 1R, continuing in all a total distance of 697.58 feet to a 5/8-inch iron rod with “PBS&J” cap found for corner in the said west line of Parkwood Boulevard, said point being the southeast corner of said Lot 1R and in a non-tangent curve to the left;

THENCE, along the said west line of Parkwood Boulevard, the following three (3) calls:

In a southwesterly direction, along said non-tangent curve to the left, having a central angle of 28 degrees, 01 minutes 18 seconds, a radius of 1,064.00 feet, a chord bearing and distance of South 17 degrees, 15 minutes, 39 seconds West, 515.20 feet, an arc distance of 520.37 feet to a 5/8-inch iron rod with “PBS&J” cap found at the end of said curve;

South 10 degrees, 13 minutes, 57 seconds West, a distance of 66.29 feet to a 5/8-inch iron rod with “PBS&J” cap found at an angle point;

South 00 degrees, 56 minutes, 21 seconds East, a distance of 193.21 feet to the POINT OF BEGINNING:

CONTAINING, 471,733 square feet or 10.829 acres of land, more or less.

Exhibit A to Exhibit L - Page 2

DESCRIPTION OF DUKE BRIDGES PROJECT II LAND

DESCRIPTION, of an 11.744 acre tract of land situated in the G.A. Martin Survey, Abstract No. 149, Collin County, Texas; said tract being all of Lot 2R, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet 2006, Page 376 of the Map Records of Collin County, Texas and part of that tract of land described in Special Warranty Deed to Duke Construction Limited Partnership recorded in Document Number 20060407000458820 of the Deed Records of Collin County, Texas; said 11.744 acre tract being more particularly described as follows:

BEGINNING, a “+” cut in concrete found in McCandless Way (a 60-foot wide Public Way); said point being the westernmost southwest corner of said Lot 2R and a re-entrant corner of Lot 3, of said Block A;

THENCE, North 00 degrees, 18 minutes, 49 seconds East, departing said McCandless Way and along an east line of said Lot 3, a distance of 375.00 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner; said point being a re-entrant corner of said Lot 3;

THENCE, North 89 degrees 48 minutes 36 seconds East, along a south line of said Lot 3, a distance of 165.42 feet to a 1/2-inch iron rod found for corner; said point being the northernmost southeast corner of said Lot 3 and the southwest corner of that certain tract of land described in Special Warranty Deed to Pansy Family Limited Partnership recorded in Volume 4009, Page 1 of said Deed Records;

THENCE, North 89 degrees, 48 minutes, 36 seconds East, along the south line of said Pansy Family Limited Partnership tract, a distance of 686.85 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner; said point being the northwest corner of Lot 1R, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet N, Page 655 of said Map Records;

THENCE, departing the said south line of the Pansy Family Limited Partnership tract and along the west line of said Lot 1R, the following three (3) calls:

South 00 degrees, 11 minutes, 24 seconds East, a distance of 501.28 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner;

South 89 degrees, 48 minutes, 36 seconds West, a distance of 91.91 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner;

South 00 degrees, 11 minutes, 24 seconds East, a distance of 370.52 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner on the north line of Lot 1, Block A, Duke Office Park, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet 2006, Page 201 of said Map Records, said point being the southwest corner of said Lot 1R;

Exhibit A to Exhibit L - Page 3

THENCE, North 89 degrees, 05 minutes, 15 seconds West, along the said north line of Lot 1, a distance of 262.91 feet to a cut “+” in concrete found for corner, said point being the northwest corner of said Lot 1, the northeast corner of Lot 2, Block A of said Duke Office Park and the beginning of a non-tangent curve to the left;

THENCE, in a northwesterly direction, along said curve to the left, having a central angle of 93 degrees 14 minutes, 56 seconds, a radius of 482.80 feet, a chord bearing and distance of North 45 degrees, 42 minutes, 40 seconds West, 701.86 feet, an arc distance of 785.76 feet to the POINT OF BEGINNING;

CONTAINING, 511,554 square feet or 11.744 acres of land, more or less.

Exhibit A to Exhibit L - Page 4

EXHIBIT M

FORM OF TENANT NOTICE LETTER

TENANT NOTIFICATION LETTER

[DATE OF SALE CLOSING]

HAND DELIVERED

TO:	at 7624 and 7668 Warren Parkway, City of Frisco, Collin County, Texas (the “Property”)

RE:	Notification Regarding Change of Ownership

Ladies and Gentlemen:

You are hereby notified that KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company for the benefit of the KanAm US Grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH (“Prior Landlord”) has transferred the above-referenced Property, in which you are a tenant, to WELLS CORE REIT - 7624/7668 WARREN, LLC, a Delaware limited liability company (“New Owner”) as of the date of this letter.

In connection with the transfer and pursuant to the Assignment of Leases between Prior Landlord and New Owner, Prior Landlord has assigned to New Owner all of Prior Landlord’s interest under your lease of space within the Property, and New Owner has assumed the obligations of the landlord under the lease accruing on or after the date hereof.

Effective immediately after your receipt of this Notice, all rent and other sums payable under your lease shall be paid to New Owner by wire transfer of federal funds in accordance with the following wire instructions:

Bank Name:	J.P. Morgan Chase
Bank Address:	New York, New York
ABA #:	021000021
Account Name:
Account #:

All notices to the landlord under your lease are to be sent to New Owner at the following address or such address as New Owner may hereafter designate:

c/o Wells Real Estate Funds

6200 The Corners Parkway

Suite 250

Norcross, Georgia 30092

Attention:

Exhibit M - Page 1

with a copy to:

Wells Real Estate Funds

6200 The Corners Parkway

Suite 250

Norcross, Georgia 30092

Attention:

In addition, please notify the insurance carrier or carriers providing the insurance required under your lease and have New Owner added as an additional insured. Please have your insurance carrier issue Certificates of Coverage to New Owner with respect to your property and liability policies.

If you have any questions regarding any of this information, please contact                     , Property Manager, at                     .

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit M - Page 2

PRIOR LANDLORD:

KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of the KanAm US Grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund KapitalanlagegesellschaftmbH

By:
Name:
Title:

By:
Name:
Title:

NEW OWNER:

WELLS CORE REIT - 7624/7668 WARREN, LLC, a Delaware limited liability company

By:	Wells Core Office Income Operating Partnership, L.P., a Delaware limited partnership, its sole member

	By:	Wells Core Office Income REIT, Inc., a Maryland corporation, its sole general partner

By:
Name:
Title:

Exhibit M - Page 3

EXHIBIT N

FORM OF OWNER’S AFFIDAVIT

AFFIDAVIT AS TO DEBTS, LIENS AND POSSESSION

STATE OF	§
§
COUNTY OF	§

BEFORE ME, the undersigned authority, on this day personally appeared                              and                                          (collectively, “Affiant”), each as Directors of KanAm Grund Kapitalanlagegesellschaft mbH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH (“Owner”), who on his oath, deposes and says, to the best of his knowledge and belief, as follows:

1.	Each of Affiant is a duly authorized representative of Owner and in that capacity, he is authorized to act on behalf of Owner in all matters relating to the sale, disposition and financing of the real estate identified on Exhibit A attached hereto (hereinafter the “Property”), subject only to those matters set forth on Exhibit B attached hereto and made a part hereof by this reference or as otherwise disclosed in that certain Commitment for Title Insurance (the “Commitment”) issued by Fidelity National Title Insurance Company bearing Commitment No. , dated , 2011 (collectively the “Permitted Exceptions”).

2.	Owner is desirous of selling the Property and a Policy or Policies of Title Insurance has been requested by the buyer and the buyer’s lender guaranteeing title of same to the buyer and the lender providing financing to be secured by the Property.

3.	In connection with the issuance of any such Policy, Affiant makes the following statement of facts:

a.	Affiant has no current actual knowledge of any adverse claim to any of the Property; that the Property having heretofore been transferred or conveyed in any part; and that so far as Affiant knows there are no encroachments or boundary conflicts other than those shown on the current survey of the Property, a copy of which has been delivered to and reviewed by Fidelity National Title Insurance Company (the “Title Company”).

b.	Except as may be disclosed pursuant to the Permitted Exceptions, Affiant states (i) Owner has not incurred any indebtedness that would affect the title to the Property, (ii) to Affiant’s current and actual knowledge, there are no liens (including Federal or States Liens, Judgment Liens or materialman’s and mechanic’s liens) of any kind on the Property and (iii) to Affiant’s actual knowledge, no suits pending against the Owner in Federal or State Court except as may be disclosed in said Policy.

Exhibit N - Page 1

c.	Except for actual tenants in possession of the Property under unrecorded leases (i) no person or entity now has possession of the Property, and (ii) Affiant has no current and actual knowledge of any person or entity that would have the right to possession of the Property other than Owner and other than as may be disclosed in the Permitted Exceptions.

d.	There are no labor or material claims against the improvements or repairs, if any, or the Property upon which such improvements are situated, which have not been fully paid or which will not be fully paid as and when due in the ordinary course of business, and Affiant hereby declares that all sums of money due for the erection of improvements or repairs, if any, have been fully paid and satisfied or will be fully paid and satisfied in the ordinary course of business.

e.	All occupancy and use taxes for the state and county are current and paid as of the date hereof or will be paid on or before such taxes become delinquent.

f.	There are no brokers that have a signed commission agreement with Owner under which a commission is claimed or earned and has not been paid, which are not shown on the settlement statements pertaining to this transaction.

4.	Affiant recognizes that but for the making of the hereinabove statement of facts relative to the Property, the Title Company would not issue a title policy with respect to the Property and that such statements have been made as a material inducement for the issuance of such Policy.

5.	Each of Affiant makes the hereinabove statement of facts relative to the Property only in Affiant’s role as Director of Owner, and each of Affiant shall have no personal liability hereunder.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

SIGNATURE PAGE FOLLOWS]

Exhibit N - Page 2

Dated this          day of                     , 2011.

AFFIANT:

By:

Name:

Title:

By:

Name:

Title:

STATE OF	§
§
COUNTY OF	§

The foregoing instrument was acknowledged before me this      day of                     , 2011 by                      and                                         , each as Directors of KanAm Grund Kapitalanlagegesellschaft mbH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH, the within named Owner, and they executed the foregoing instrument for the purposes therein contained.

Notary Public, State of

My Commission Expires:

[NOTARIAL SEAL]

Exhibit N - Page 3

EXHIBIT A

TO EXHIBIT N

LEGAL DESCRIPTION

DESCRIPTION OF DUKE BRIDGES PROJECT I LAND

DESCRIPTION of a 10.829 acre tract of land situated in the G.A. Martin Survey, Abstract No. 604, in the City of Frisco, Collin County, Texas, said tract being all of Lot 1, Block A, Duke Office Park, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 201 of the Plat Records of Collin County, Texas, said tract being part of that certain tract of land described in Special Warranty Deed to Duke Construction Limited Partnership recorded in County Clerk’s Instrument Number 2006-0309000310290 of the Deed Records of Collin County, Texas, said 10.829 acre tract being more particularly described as follows :

BEGINNING at a “+” cut in stone found at the north end of a right-of-way corner clip at the intersection of the north right-of-way line of Warren Parkway (a variable width right-of-way) and the west right-of-way line of Parkwood Boulevard (a variable width right-of-way), said point being the northernmost southeast comer of said Lot 1;

THENCE, South 43 degrees, 59 minutes, 05 seconds West, along said corner clip, a distance of 28.32 feet to a “+” cut in stone found at the south end of said corner clip, said point being in the said north line of Warren Parkway;

THENCE, along the said north line of Warren Parkway, the following two (2) calls:

South 88 degrees, 54 minutes, 31 seconds West, a distance of 226.14 feet to a 5/8-inch iron rod with “PBS&J” cap found at the beginning of a tangent curve to the left;

In a westerly direction, along said curve to the left, having a central angle of 10 degrees, 54 minutes, 08 seconds, a radius of 1,614.00 feet, a chord bearing and distance of South 83 degrees, 27 minutes, 27 seconds West, 306.65 feet, an arc distance of 307.11 feet to a “+” cut in concrete found for corner, said point being the southwest corner of said Lot 1 and the southeast corner of Lot 2, of said Block A;

THENCE, departing the said north line of Warren Parkway and along the east line of said Lot 2, the following five (5) calls:

North 11 degrees, 59 minutes, 12 seconds West, a distance of 15.02 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found at the beginning of a non-tangent curve to the right;

In northerly direction, along said curve to the right, having a central angle of 11 degrees, 55 minutes, 23 seconds, a radius of 881.50 feet, a chord bearing and distance of North 05 degrees, 02 minutes, 48 seconds West, 183.11 feet, an arc distance of 183.44 feet to a “+” cut in concrete found at the end of said curve; North 00 degrees, 54 minutes, 53 seconds East, a distance of 263.98 feet to a “+” cut in concrete found at the beginning of a tangent curve to the right;

Exhibit A to Exhibit N - Page 1

In a northerly direction, along said curve to the right, having a central angle of 07 degrees, 30 minutes, 51 seconds, a radius of 1,316.01 feet, a chord bearing and distance of North 04 degrees, 40 minutes, 19 seconds East, 172.47 feet, an arc distance of 172.59 feet to a “+” cut in concrete found at the end of said curve, said point being the beginning of a reverse curve to the left;

In a northerly direction, along said curve to the left, having a central angle of 07 degrees, 31 minutes, 14 seconds, a radius of 1,439.75 feet, a chord bearing and distance of North 04 degrees, 40 minutes, 07 seconds East, 188.84 feet, an arc distance of 188.98 feet to a “+” cut in concrete found for comer, said point being the northwest comer of said Lot 1, the northeast corner of said Lot 2, the southeast comer of Lot 3, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 376 of said Plat Records and the southwest corner of Lot 2R, Block A of said Parkwood @ Frisco Bridges;

THENCE, South 89 degrees, 05 minutes, 15 seconds East, along the south line of said Lot 2R and the south line of Lot lR, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat recorded in Cabinet 2006, Page 200 of said Plat Records, at a distance of 262.91 feet passing the southeast corner of said Lot 2R and the southwest corner of said Lot 1R, continuing in all a total distance of 697.58 feet to a 5/8-inch iron rod with “PBS&J” cap found for corner in the said west line of Parkwood Boulevard, said point being the southeast corner of said Lot 1R and in a non-tangent curve to the left;

THENCE, along the said west line of Parkwood Boulevard, the following three (3) calls:

In a southwesterly direction, along said non-tangent curve to the left, having a central angle of 28 degrees, 01 minutes 18 seconds, a radius of 1,064.00 feet, a chord bearing and distance of South 17 degrees, 15 minutes, 39 seconds West, 515.20 feet, an arc distance of 520.37 feet to a 5/8-inch iron rod with “PBS&J” cap found at the end of said curve;

South 10 degrees, 13 minutes, 57 seconds West, a distance of 66.29 feet to a 5/8-inch iron rod with “PBS&J” cap found at an angle point;

South 00 degrees, 56 minutes, 21 seconds East, a distance of 193.21 feet to the POINT OF BEGINNING:

CONTAINING, 471,733 square feet or 10.829 acres of land, more or less.

Exhibit A to Exhibit N - Page 2

DESCRIPTION OF DUKE BRIDGES PROJECT II LAND

DESCRIPTION, of an 11.744 acre tract of land situated in the G.A. Martin Survey, Abstract No. 149, Collin County, Texas; said tract being all of Lot 2R, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet 2006, Page 376 of the Map Records of Collin County, Texas and part of that tract of land described in Special Warranty Deed to Duke Construction Limited Partnership recorded in Document Number 20060407000458820 of the Deed Records of Collin County, Texas; said 11.744 acre tract being more particularly described as follows:

BEGINNING, a “+” cut in concrete found in McCandless Way (a 60-foot wide Public Way); said point being the westernmost southwest corner of said Lot 2R and a re-entrant corner of Lot 3, of said Block A;

THENCE, North 00 degrees, 18 minutes, 49 seconds East, departing said McCandless Way and along an east line of said Lot 3, a distance of 375.00 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner; said point being a re-entrant corner of said Lot 3;

THENCE, North 89 degrees 48 minutes 36 seconds East, along a south line of said Lot 3, a distance of 165.42 feet to a 1/2-inch iron rod found for corner; said point being the northernmost southeast corner of said Lot 3 and the southwest corner of that certain tract of land described in Special Warranty Deed to Pansy Family Limited Partnership recorded in Volume 4009, Page 1 of said Deed Records;

THENCE, North 89 degrees, 48 minutes, 36 seconds East, along the south line of said Pansy Family Limited Partnership tract, a distance of 686.85 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner; said point being the northwest corner of Lot 1R, Block A, Parkwood @ Frisco Bridges, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet N, Page 655 of said Map Records;

THENCE, departing the said south line of the Pansy Family Limited Partnership tract and along the west line of said Lot 1R, the following three (3) calls:

South 00 degrees, 11 minutes, 24 seconds East, a distance of 501.28 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner;

South 89 degrees, 48 minutes, 36 seconds West, a distance of 91.91 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner;

South 00 degrees, 11 minutes, 24 seconds East, a distance of 370.52 feet to a 1/2-inch iron rod with “Pacheco Koch” cap found for corner on the north line of Lot 1, Block A, Duke Office Park, an addition to the City of Frisco, Texas according to the plat thereof recorded in Cabinet 2006, Page 201 of said Map Records, said point being the southwest corner of said Lot 1R;

Exhibit A to Exhibit N - Page 3

THENCE, North 89 degrees, 05 minutes, 15 seconds West, along the said north line of Lot 1, a distance of 262.91 feet to a cut “+” in concrete found for corner, said point being the northwest corner of said Lot 1, the northeast corner of Lot 2, Block A of said Duke Office Park and the beginning of a non-tangent curve to the left;

THENCE, in a northwesterly direction, along said curve to the left, having a central angle of 93 degrees 14 minutes, 56 seconds, a radius of 482.80 feet, a chord bearing and distance of North 45 degrees, 42 minutes, 40 seconds West, 701.86 feet, an arc distance of 785.76 feet to the POINT OF BEGINNING;

CONTAINING, 511,554 square feet or 11.744 acres of land, more or less.

Exhibit A to Exhibit N - Page 4

EXHIBIT B

TO EXHIBIT N

PERMITTED EXCEPTIONS

Exhibit B to Exhibit N - Page 1

EXHIBIT O

FORMAT OF CLOSING STATEMENT

CLOSING STATEMENT

SELLER:	KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of the KanAm US Grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH

PURCHASER:	WELLS CORE REIT - 7624/7668 WARREN, LLC, a Delaware limited liability company

ESCROW/ DISBURSING AGENT:	FIDELITY NATIONAL TITLE INSURANCE COMPANY, 200 Galleria Parkway, Suite 2060, Atlanta, Georgia 30339

TRANSACTION:	Sale of Duke Bridges I and II Buildings, 7624 and 7668 Warren Parkway, City of Frisco, Collin County, Texas, pursuant to the terms of that certain Purchase and Sale Agreement (the “Agreement”) by and between Seller and Purchaser dated April , 2011

CLOSING DATE:	, 2011

1.	Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

2.	Attachments. Attached hereto are the following:

a.	Summary Statement;
b.	Seller Closing Statement;
c.	Purchaser Closing Statement;
d.	Disbursement Listing; and
e.	Payment Instructions.

3.	Authorization to Disburse. Seller and Purchaser hereby direct, request and authorize the Disbursing Agent to make disbursements in the amounts and to the payees indicated on the Attachments.

4.	Counterparts. This Closing Statement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement and the signatures of any party to any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart. To facilitate execution and delivery of this Closing Statement, the parties may execute and exchange counterparts of signature pages hereof by telecopier, email or such other form of electronic transmission.

[SIGNATURES COMMENCE ON FOLLOWING PAGE]

Exhibit O - Page 1

IN WITNESS WHEREOF, the undersigned have executed this Closing Statement as of the date first written above.

SELLER:

KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of the KanAm US Grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund KapitalanlagegesellschaftmbH

By:

Name:

Title:

By:

Name:

Title:

PURCHASER:

WELLS CORE REIT - 7624/7668 WARREN, LLC, a Delaware limited liability company

By:	Wells Core Office Income Operating Partnership, L.P., a Delaware limited partnership, its sole member

	By:	Wells Core Office Income REIT, Inc., a Maryland corporation, its sole general partner

By:
Name:
Title:

ESCROW AGENT/DISBURSING AGENT:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:

Name:

Title:

Exhibit O - Page 2

EXHIBIT P

SELLER’S DISCLOSURES

None.

Exhibit P - Page 1

EXHIBIT Q

RESERVED

Exhibit Q

EXHIBIT R

LIST OF TENANT DELINQUENCIES

DUKE BRIDGES I PROJECT

AGED DELINQUENCY

February 2011

T-Mobile (100/200)	$54,675.30	Electricity, HVAC and Misc. Tenant bill backs less than 30 days.

T-Mobile (300)	$0.00

T-Mobile (300A)	$0.00

EFA Processing (325)	$6,272.40	Electricity and HVAC less than 30 days past due.

$60,947.70 Total Due for the Month of February, 2011

DUKE BRIDGES II PROJECT

AGING DELINQUENCY

February 2011

$13,104.71	HVAC and Tenant bill backs less than 30 days past due.

$13,104.71	Total Due for the Month of February, 2011

Exhibit R - Page 1

EXHIBIT S

FORM OF WITHHOLDING ESCROW AGREEMENT

WITHHOLDING ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) made as of this          day of                     , 2011, by and among KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of the KanAm US Grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH (“Seller”), WELLS CORE REIT - 7624/7668 WARREN, LLC, a Delaware limited liability company (“Purchaser”), and FIDELITY NATIONAL TITLE INSURANCE COMPANY, as escrow agent (“Escrow Agent”).

W I T N E S S E T H :

WHEREAS, simultaneously herewith, Seller and Purchaser have consummated the transactions contemplated by that certain Purchase and Sale Agreement, dated April     , 2011 (the “Contract”).

WHEREAS, in accordance with the Contract, Purchaser has transferred (or, pursuant to separate instructions, has directed Escrow Agent to transfer) to an account designated by Escrow Agent simultaneously herewith the amount of Four Million Nine Hundred Thousand and No/100ths Dollars ($4,900,000.00) (the “Escrow Amount”), which Escrow Amount shall be deposited with Escrow Agent, to be held and disbursed pursuant to the terms of this Agreement and Section 6.4(b) of the Contract.

WHEREAS, the parties desire that Escrow Agent hold the Escrow Amount in escrow, and Escrow Agent has agreed to hold the Escrow Amount in escrow, all upon the terms and conditions of this Agreement and in Section 6.4(b) of the Contract.

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

(a)      Escrow Agent hereby acknowledges receipt of the Escrow Amount, which shall be held and disbursed by Escrow Agent subject to the provisions of this Agreement and Section 6.4(b) of the Contract.

(b)      The Escrow Amount shall be held in an interest bearing account at Wells Fargo Bank, N.A (or at such other commercial bank as Escrow Agent shall select and that Seller and Purchaser shall approve, such approval not to be unreasonably withheld).

(c)      All references to the Escrow Amount shall be deemed to include the interest, if any, that is earned on the Escrow Amount. Escrow Agent shall not be responsible for (i) any interest earned on the Escrow Amount except for such interest as is actually earned or (ii) for the loss of any interest resulting from the withdrawal of any interest-bearing investment prior to maturity or the date interest is posted on such investment.

Exhibit S - Page 1

(d)      Within one hundred twenty (120) days of the date hereof, Seller and Purchaser shall deliver jointly a written notice to Escrow Agent instructing Escrow Agent as to the manner in which Escrow Agent is to disburse the Escrow Amount.

(e)      In the event that Seller shall desire to have the Escrow Amount invested in a manner other than as provided for in this Agreement, the parties hereto shall use good faith efforts to agree on an alternate means of holding the Escrow Amount (at no cost to Purchaser), including without limitation, depositing the Escrow Amount with an alternate escrow agent, reasonably satisfactory to Purchaser and Seller.

(f)      All notices, demands, requests, consents, approvals or other communications which are required or permitted to be given under this Agreement or which any party hereto desires to give with respect to this Agreement (each, a “Notice”) shall be in writing and shall be delivered by (i) hand delivery, (ii) registered or certified mail, postage prepaid, return receipt requested, (iii) reputable overnight courier service or (iv) facsimile or other electronic transmission, in each case addressed or sent to the party to be notified as follows (or to such other address or facsimile number as such party shall have specified at least ten (10) days prior thereto by like notice), provided that an original of such facsimile or other electronic transmission is also sent to the intended addressee by means described in clause (ii).

If to Seller:	KanAm Grund Kapitalanlagegesellschaft mbH
Messe Turm
60308 Frankfurt am Main
Germany
	Attention:	Olivier Catusse, Managing Director
	Email:	O.Catusse@kanam-grund.de
	Facsimile:	011-49-69-7104-11-600

with a copy to:	KanAm Grund America
The Forum
3290 Northside Parkway
Suite 840
Atlanta, Georgia 30327

	Attention:	M. Gregory Moore
	Email:	G.Moore@kanam-grund-america.com
	Facsimile:	(678) 651-2671

	Attention:	Manish Bhatia
	Email:	M.Bhatia@kanam-grund-america.com
	Facsimile:	(678) 651-2671

and with a copy to:	KanAm Grund Kapitalanlagegesellschaft mbH
Messe Turm
60308 Frankfurt am Main
Germany
	Attention:	Andreas Fauner
	Email:	A.Fauner@kanam-grund.de
	Facsimile:	011-49-69-7104-11-600

Exhibit S - Page 2

and with a copy to:	King & Spalding LLP
1180 Peachtree Street
Atlanta, Georgia 30309
	Attention:	W. Clay Gibson, Esq., Noah P. Peeters, Esq.
	Email:	cgibson@kslaw.com, npeeters@kslaw.com
	Facsimile:	(404) 572-5131

If to Purchaser:	Wells Core REIT - 7624/7668 Warren, LLC
c/o Wells Real Estate Funds, Inc.
6200 The Corners Parkway
Suite 250
Norcross, Georgia 30092
	Attention:	Keith Willby
	Email:	Keith.Willby@WellsREF.com
	Facsimile:	(770) 243-8510

with a copy to:	Troutman Sanders LLP
Bank of America Plaza, Suite 5200
600 Peachtree Street, N.E.
Atlanta, Georgia 30308
	Attention:	Jeff Greenway, Esq.
	Email:	jeff.greenway@troutmansanders.com
	Facsimile:	(404) 962-6776

If to Escrow Agent:	Fidelity National Title Insurance Company
200 Galleria Parkway
Suite 2060
Atlanta, Georgia 30339
	Attention:	Judy Stillings
	Email:	Judy.Stillings@fntg.com
	Facsimile:	(404) 303-6307

(g)      In the event any disagreement or dispute shall arise between or among any of the parties hereto and/or any other persons resulting in adverse claims and demands being made for the Escrow Amount, then, at Escrow Agent’s option (i) Escrow Agent may refuse to comply with any claims or demands on it and continue to hold the Escrow Amount until (a) Escrow Agent receives written notice signed by Seller, Purchaser and any other person who may have asserted a claim to or made a demand for the Escrow Amount directing the disbursement of the Escrow Amount, in which event Escrow Agent shall then disburse the Escrow Amount in accordance with said direction, or (b) Escrow Agent receives a certified copy of a final and non-appealable judgment of a court of competent jurisdiction directing the disbursement of the Escrow Amount, in which event Escrow Agent shall then disburse the Escrow Amount in accordance with said direction; or (ii) in the event Escrow Agent shall receive a written notice advising that a litigation over entitlement to the Escrow Amount has been commenced, Escrow

Exhibit S - Page 3

Agent may deposit the Escrow Amount with the clerk of the court in which said litigation is pending; or (iii) Escrow Agent may deposit the Escrow Amount in a court of competent jurisdiction by the commencement of an action for interpleader, the costs thereof to be borne by whichever of Seller and Purchaser is the losing party.

(h)      Escrow Agent shall not be or become liable in any way or to any person for its refusal to comply with adverse claims and demands being made for the Escrow Amount. Escrow Agent shall not be responsible for any act or failure to act on its part nor shall it have any liability under this Agreement or in connection herewith except in the case of its own willful misconduct or gross negligence. This Agreement shall terminate and Escrow Agent shall be automatically released from all responsibility and liability hereunder upon Escrow Agent’s disbursement or deposit of the Escrow Amount in accordance with the provisions of this Agreement. Nonetheless, at Escrow Agent’s request, following such disbursement or deposit of the Escrow Amount, Purchaser and Seller shall deliver to Escrow Agent, upon the termination of this Agreement, a general release with respect to all matters arising out of or in connection with this Agreement.

(i)      It is expressly understood that Escrow Agent acts hereunder as an accommodation to Seller and Purchaser and as a depository only and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any instrument deposited with it, or for the form of execution of such instruments, or for the identity, authority or right of any person executing or depositing the same, or for the terms and conditions of any instrument pursuant to which Escrow Agent or the parties may act.

(j)      The duties of Escrow Agent are purely ministerial. The Escrow Agent shall not have any duties or responsibilities except those set forth in this Agreement and shall not incur any liability in acting upon any signature, notice, request, waiver, consent, receipt or other paper or document believed by Escrow Agent to be genuine, and Escrow Agent may assume that any person purporting to give it any notice on behalf of any party in accordance with the provisions hereof has been duly authorized to do so.

(k)      Escrow Agent may act or refrain from acting in respect of any matter referred to herein in full reliance upon and by and with the advice of counsel which may be selected by it (including any member or employee of its firm) and shall be fully protected in so acting or refraining from acting upon the advice of such counsel.

(l)      By its execution hereof, Purchaser and Seller hereby jointly and severally agree to indemnify and save Escrow Agent harmless from any and all loss, damage, claims, liabilities, judgments and other cost and expense of every kind and nature which may be incurred by Escrow Agent arising out of its acting as Escrow Agent hereunder (including, without limitation, reasonable attorneys’ fees and disbursements) except in the case of its own willful misconduct or gross negligence.

(m)      Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing, signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

Exhibit S - Page 4

(n)      This Agreement and all matters relating hereto shall be governed by and construed and interpreted in accordance with the law of the State of Georgia.

(o)      This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

(p)      This Agreement may be executed in multiple counterparts each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

(q)      It is understood and agreed that all understandings and agreements heretofore had between the parties hereto with respect to the subject matter hereof are merged into this Agreement, which alone fully and completely expresses their agreement.

Exhibit S - Page 5

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the day and year first written above.

KANAM GRUND

KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of the KanAm US Grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund KapitalanlagegesellschaftmbH

By:
Name:
Title:

By:
Name:
Title:

WELLS CORE REIT - 7624/7668 WARREN, LLC, a Delaware limited liability company

By:	Wells Core Office Income Operating Partnership, L.P., a Delaware limited partnership, its sole member

	By:	Wells Core Office Income REIT, Inc., a Maryland corporation, its sole general

By:
Name:
Title:

FIDELITY NATIONAL TITLE INSURANCE COMPANY, as Escrow Agent

By:
Name:
Title:

Exhibit S - Page 2

EXHIBIT T

SCHEDULE OF INSURANCE COVERAGE REQUIREMENTS

Purchaser and the Purchaser Parties will have in effect commercial general liability insurance naming Seller as an additional insured party, with (i) limits of not less than $3,000,000.00 per occurrence (as to Purchaser) and $1,000,000.00 per occurrence (as to the Purchaser Parties) for personal injury, including bodily injury and death, and property damage.

Exhibit T - Page 1

EXHIBIT U

SCHEDULE OF PERSONAL PROPERTY

DUKE BRIDGES I PROJECT

1.	Keyboard Monitor Mouse – For EMS System (CPU)
2.	Small shovel
3.	Small ice melt spreader

DUKE BRIDGES II PROJECT

1.	Security Access system – Monitor, CPU Tower, Keyboard, Mouse
2.	Snow Shovel
3.	6 ft. ladder
4.	EMS: monitor, keyboard, mouse, printer (CPU tower is T-Mobile)
5.	Small ice melt spreader

Exhibit U - Page 1

EXHIBIT V-1

FORM OF FRISCO BRIDGES ESTOPPEL CERTIFICATE

[ATTACHED]

Exhibit V-1 Page 1

EXHIBIT V-2

FRISCO BRIDGES SELLER ESTOPPEL

1.        Seller has received no written notice of default by the Seller under the Frisco Bridges Declaration. The Frisco Bridges Association (the “Frisco Bridges Association”) is a Texas non-profit corporation principally organized to enforce the covenants, conditions and restrictions contained in that certain Declaration of Protective Covenants – Frisco Bridges, dated December 29, 1997, and recorded on December 31, 1997, as Document Number 97-111052 at Volume 4070, Page 0023 of the Land Records of Collin County, Texas (as amended, the “Frisco Bridges Declaration”), covering and affecting the real property described therein, including the Property.

2.        To Seller’s knowledge, Seller has paid all assessments and charges due and payable from Seller to the Frisco Bridges Association as of the date hereof.

3.        In 2010, Seller paid to the Frisco Bridges Association assessments and charges in the amount of $                    . In 2011, Seller has paid to the Frisco Bridges Association assessments and charges in the amount of $                     and received notice of assessments and charges in the amount of $                    .

Exhibit V-2 Page 1

EXHIBIT W-1

FORM OF DUKE BRIDGES ESTOPPEL CERTIFICATE

[ATTACHED]

Exhibit W-1 Page 1

EXHIBIT W-2

DUKE BRIDGES SELLER ESTOPPEL

1.        Seller has received no written notice of default by the Seller under the Duke Bridges Declaration. “Duke Bridges Declaration” means that certain Declaration of Protective Covenants, Conditions, Restrictions, Reservations and Easements for Duke Bridges, dated July 18, 2006, executed by Duke Realty Limited Partnership as the “Developer,” thereunder and recorded in the Real Property Records, Collin County, Texas as Document No. 20060719001009330.

2.        To Seller’s knowledge, Seller has paid all assessments and charges due and payable from Seller under the Duke Bridges Declaration as of the date hereof.

3.        In 2010, Seller paid assessments and charges under the Duke Bridges Declaration in the amount of $                    . In 2011, under the Duke Bridges Declaration Seller has paid assessments and charges in the amount of $                     and received notice of assessments and charges in the amount of $                    .

Exhibit W-2 Page 1

EXHIBIT W-3

FORM OF ADDITIONAL DUKE BRIDGES ESTOPPEL CERTIFICATE

[ATTACHED]

Exhibit W-3 Page 1

EXHIBIT X-1

FORM OF SNDA FOR T-MOBILE BUILDING I LEASE

[ATTACHED]

Exhibit W-3 Page 1

EXHIBIT X-2

FORM OF SNDA FOR T-MOBILE BUILDING II LEASE

[ATTACHED]

Exhibit X-2 Page 1

EXHIBIT X-3

FORM OF SNDA FOR EFA LEASE

[ATTACHED]

Exhibit X-3 Page 1